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                                                                    EXHIBIT 10.1

                                                                 EXECUTION COPY











                          AGREEMENT AND PLAN OF MERGER

                          AND SHARE EXCHANGE AGREEMENT

                                   dated as of

                                 January 9, 2000

                                  by and among

                         CONCENTRIC NETWORK CORPORATION,

                          NEXTLINK COMMUNICATIONS, INC.

                        EAGLE RIVER INVESTMENTS, L.L.C.,

                                       and

                              NM ACQUISITION CORP.





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                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

ARTICLE 1. DEFINITIONS.........................................................2

     SECTION 1.1.  Definitions.................................................2

ARTICLE 2. THE MERGERS........................................................11

     SECTION 2.1.  The Mergers................................................11
     SECTION 2.2.  LHP Share Exchange.........................................12
     SECTION 2.3.  Certificate of Incorporation and
                    Bylaws of the Surviving Corporation.......................13
     SECTION 2.4.  Directors and Officers of the
                    Surviving Corporation.....................................13
     SECTION 2.5.  Alternative Transaction Structure..........................13
     SECTION 2.6.  Closing....................................................15

ARTICLE 3. CONVERSION OF SECURITIES...........................................15

     SECTION 3.1.  Effect on Capital Stock....................................15
     SECTION 3.2.  Exchange of Certificates...................................19
     SECTION 3.3.  Stock Options..............................................23
     SECTION 3.4.  Withholding Rights.........................................25

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF CONCENTRIC.......................25

     SECTION 4.1.  Corporate Existence and Power..............................25
     SECTION 4.2.  Corporate Authorization....................................25
     SECTION 4.3.  Governmental Authorization.................................26
     SECTION 4.4.  Non-contravention..........................................26
     SECTION 4.5.  Capitalization.............................................27
     SECTION 4.6.  Subsidiaries...............................................28
     SECTION 4.7.  SEC Filings28
     SECTION 4.8.  Financial Statements.......................................29
     SECTION 4.9.  Information Supplied.......................................29
     SECTION 4.10.  Absence of Certain Changes................................30
     SECTION 4.11.  No Undisclosed Material Liabilities.......................30
     SECTION 4.12.  Compliance with Laws and Court Orders.....................30
     SECTION 4.13.  Litigation................................................31
     SECTION 4.14.  Finders' Fees.............................................31
     SECTION 4.15.  Opinion of Financial Advisor..............................31
     SECTION 4.16.  Taxes.....................................................31
     SECTION 4.17.  Tax Opinions..............................................32
     SECTION 4.18.  Employee Benefit Plans and Labor Matters..................33
     SECTION 4.19.  Environmental Matters.....................................36
     SECTION 4.20.  Intellectual Property.....................................37
     SECTION 4.21.  Contracts.................................................37
     SECTION 4.22.  Vote Required.............................................38
     SECTION 4.23.  Antitakeover Statutes; Rights Agreement...................38

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF NEXTLINK.........................39

     SECTION 5.1.  Corporate Existence and Power..............................39
     SECTION 5.2.  Corporate Authorization....................................39
     SECTION 5.3.  Governmental Authorization.................................40


                                       i

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     SECTION 5.4.  Non-contravention..........................................40
     SECTION 5.5.  Capitalization.............................................41
     SECTION 5.6.  Subsidiaries...............................................42
     SECTION 5.7.  SEC Filings................................................43
     SECTION 5.8.  Financial Statements.......................................43
     SECTION 5.9.  Information Supplied.......................................44
     SECTION 5.10.  Absence of Certain Changes................................44
     SECTION 5.11.  No Undisclosed Material Liabilities.......................44
     SECTION 5.12.  Compliance with Laws and Court Orders.....................44
     SECTION 5.13.  Litigation................................................45
     SECTION 5.14.  Finders' Fees.............................................45
     SECTION 5.15.  Taxes.....................................................45
     SECTION 5.16.  Tax Opinions..............................................46
     SECTION 5.17.  Environmental Matters.....................................46
     SECTION 5.18.  Intellectual Property.....................................47
     SECTION 5.19.  Contracts.................................................47
     SECTION 5.20.  Vote Required.............................................48
     SECTION 5.21.  Reliance of Eagle River on NEXTLINK
                    Representations and Warranties............................48

ARTICLE 6. REPRESENTATIONS AND WARRANTIES OF EAGLE RIVER......................49

     SECTION 6.1.  Organization and Authority.................................49
     SECTION 6.2.  Due Authorization etc......................................49
     SECTION 6.3.  No Conflicts, etc..........................................49
     SECTION 6.4.  Consents...................................................49
     SECTION 6.5.  Title to Contributed Interest, etc.........................49
     SECTION 6.6.  No Actions.................................................50
     SECTION 6.7.  Brokers, Finders, etc......................................50
     SECTION 6.8.  Acquisition for Investment.................................50

ARTICLE 7. COVENANTS OF CONCENTRIC............................................50

     SECTION 7.1.  Concentric Interim Operations..............................50
     SECTION 7.2.  Concentric Stockholders' Meeting; Proxy Material...........54
     SECTION 7.3.  No Solicitation............................................55
     SECTION 7.4.  Bondholder and Preferred Consent...........................56
     SECTION 7.5.  The Exchange Offer.........................................57

ARTICLE 8. COVENANTS OF NEXTLINK..............................................62

     SECTION 8.1.  Eagle River Consent........................................62
     SECTION 8.2.  Director and Officer Liability.............................62
     SECTION 8.3.  Quotation of Stock.........................................63
     SECTION 8.4.  NEXTLINK Board of Directors................................64
     SECTION 8.5.  Employee Matters...........................................64
     SECTION 8.6.  Assumption of Concentric Stock Option
                   Plans; Form S-8 Employee Plans.............................65

ARTICLE 9. COVENANTS OF NEXTLINK, CONCENTRIC AND EAGLE RIVER..................66

     SECTION 9.1.  Reasonable Efforts.........................................66
     SECTION 9.2.  Proxy Statement; Registration Statement....................66
     SECTION 9.3.  Public Announcements.......................................67
     SECTION 9.4.  Further Assurances.........................................68


                                      -ii-

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     SECTION 9.5.  Access to Information......................................68
     SECTION 9.6.  Notices of Certain Events..................................69
     SECTION 9.7.  Tax-free Reorganization....................................69
     SECTION 9.8.  Affiliates.................................................70
     SECTION 9.9.  Certain Other Agreements and
                   Acknowledgments of NEXTLINK and Eagle
                   River Relating to the LHP Share Exchange...................71

ARTICLE 10. CONDITIONS TO THE MERGERS.........................................73

     SECTION 10.1.  Conditions to the Obligations of
                    Concentric and NEXTLINK to Consummate the Mergers.........73
     SECTION 10.2.  Conditions to the Obligations of NEXTLINK.................73
     SECTION 10.3.  Conditions to the Obligations of Concentric...............76
     SECTION 10.4.  Conditions to the Obligations of
                    Eagle River and LHP.......................................77
     SECTION 10.5.  Waiver of NEXTLINK and Eagle River Conditions.............78

ARTICLE 11. TERMINATION.......................................................78

     SECTION 11.1.  Termination...............................................78
     SECTION 11.2.  Effect of Termination.....................................80
     SECTION 11.3.  Fees and Expenses.........................................80
     SECTION 11.4.  Termination of LHP Share Exchange.........................81
     SECTION 11.5.  Survival of NEXTLINK and Eagle River
                    Representations and Warranties
                    Relating to the LHP Share Exchange; Indemnification.......83

ARTICLE 12. MISCELLANEOUS.....................................................83

     SECTION 12.1.  Notices...................................................83
     SECTION 12.2.  Survival of Representations and Warranties................84
     SECTION 12.3.  Amendments; No Waivers....................................84
     SECTION 12.4.  Successors and Assigns....................................85
     SECTION 12.5.  Governing Law.............................................85
     SECTION 12.6.  Jurisdiction..............................................85
     SECTION 12.7.  WAIVER OF JURY TRIAL......................................85
     SECTION 12.8.  Counterparts; Effectiveness...............................86
     SECTION 12.9.  Entire Agreement..........................................86
     SECTION 12.10.  Captions.................................................86
     SECTION 12.11.  Severability.............................................86
     SECTION 12.12.  Specific Performance.....................................86
     SECTION 12.13.  Schedules................................................87

                                    EXHIBITS

Exhibit A --  Form of NEXTLINK Voting Agreement
Exhibit B --  Form of Concentric Voting Agreement
Exhibit C --  Form of Concentric Rule 145 Affiliate Letter


                                     -iii-

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Exhibit D --  Form of Eagle River Registration Rights Agreement


                                      -iv-

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            AGREEMENT AND PLAN OF MERGER AND SHARE EXCHANGE AGREEMENT

         AGREEMENT AND PLAN OF MERGER AND SHARE EXCHANGE AGREEMENT dated as of January 9, 2000 by and among Concentric Network Corporation, a Delaware corporation ("CONCENTRIC"), NEXTLINK Communications, Inc., Inc. a Delaware corporation ("NEXTLINK"), Eagle River Investments, L.L.C, a Washington limited liability company ("EAGLE RIVER") and NM Acquisition Corp., a Delaware corporation ("NEWCO").

         WHEREAS, the respective Boards of Directors of NEXTLINK and Concentric have approved this Agreement, and deem it advisable and in the best interests of their respective stockholders to consummate the Mergers (as defined herein) of each of Concentric and NEXTLINK into Newco on the terms and conditions set forth herein;

         WHEREAS, as a condition and inducement to Concentric's entering into this Agreement, concurrently with the execution and delivery of this Agreement, Concentric and Eagle River are entering into a Voting Agreement in the form attached as Exhibit A hereto (the "NEXTLINK VOTING AGREEMENT"), pursuant to which Eagle River has agreed to deliver its consent as majority stockholder approving the Mergers (the "EAGLE RIVER CONSENT");

         WHEREAS, as a condition and inducement to NEXTLINK's entering into this Agreement, concurrently with the execution and delivery of this Agreement, NEXTLINK, Concentric and the Concentric stockholders parties thereto are entering into the Voting Agreements in the form attached hereto as Exhibit B (the "CONCENTRIC VOTING AGREEMENT");

         WHEREAS, Eagle River and NEXTLINK together own 100% of the limited liability company interests in LHP, L.L.C., a Washington limited liability company ("LHP") and LHP owns 100% of the limited liability company interests in INTERNEXT, L.L.C., a Delaware limited liability company ("INTERNEXT");

         WHEREAS, immediately after the closing of the Mergers, Eagle River will contribute to Newco all of the LHP limited liability company interests (or capital stock of LHP in the event that LHP is converted into a corporation) owned by Eagle River (the "CONTRIBUTED INTEREST") in consideration of the issuance by Newco of shares of Newco Common Stock (as hereinafter defined) to Eagle River as set forth herein (the "LHP SHARE EXCHANGE"); and

         WHEREAS, it is intended that, for federal income tax purposes, the Mergers shall qualify as reorganizations within the meaning of the provisions of
Section 368(a) of the Internal Revenue Code of 1986 (the "CODE") and the LHP Share Exchange in conjunction with the Mergers shall qualify as a tax-free exchange under Section 351 of the Code;

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

         SECTION 1.1. Definitions. (a) The following terms, as used herein, have the following meanings:

         "ACQUISITION PROPOSAL" means any bona fide offer or proposal made, renewed or continued after the date hereof for (i) a merger, consolidation, share exchange, business combination, reorganization, recapitalization or other similar transaction involving Concentric or any Concentric Significant Subsidiary or (ii) the acquisition, directly or indirectly, of (A) an equity interest representing more than 25% of the voting securities of Concentric or any Concentric Significant Subsidiary or (B) assets, securities or ownership interests representing an amount equal to or greater than 25% of the consolidated assets or earning power of the Concentric Group, other than the transactions contemplated by this Agreement or permitted pursuant to Section 7.1 hereof.

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

         "BENEFIT ARRANGEMENT" means, with respect to any Person, any employment, severance or similar contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock-related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that (i) is not an Employee Plan, (ii) is entered into, maintained, administered, or contributed to or obligated to contribute to, as the case may be, by such Person or any of its Subsidiaries and (iii) covers any employee or former employee of such Person or any of its Subsidiaries. "CONCENTRIC BENEFIT ARRANGEMENTS" means the Benefit Arrangements of Concentric or the Concentric Subsidiaries and "NEXTLINK BENEFIT ARRANGEMENTS" means the Benefit Arrangements of NEXTLINK or the NEXTLINK Subsidiaries.

         "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

         "COMMON STOCK RATIO" means the quotient (rounded to the nearest 1/10,000) determined by dividing $45.00 by the Weighted

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Average Sale Price; provided that the Common Stock Ratio shall not be less than
 .495 or greater than .650.

         "CONCENTRIC BALANCE SHEET" means the Consolidated Balance Sheets of Concentric and its consolidated subsidiaries as of September 30, 1999 and the footnotes thereto set forth in the Concentric 10-Q.

         "CONCENTRIC BALANCE SHEET DATE" means September 30, 1999.

         "CONCENTRIC COMMON STOCK" means Common Stock, par value $0.001 per share, of Concentric.

         "CONCENTRIC DEBENTURES" means Concentric's 13 1/2% Subordinated Debentures due 2010 issuable in exchange for Concentric Series B Preferred Stock at the option of Concentric.

         "CONCENTRIC GROUP" means Concentric and the Concentric Subsidiaries.

         "CONCENTRIC MATERIAL ADVERSE EFFECT" means a material adverse effect on financial condition, assets or results of operations of the Concentric Group taken as a whole, excluding any such effect resulting from or arising in connection with (i) this Agreement, the transactions contemplated hereby or the pendancy or announcement thereof including, but not limited to the Concentric Board of Directors' decision to enter into this Agreement or the failure to receive the consent of the holders of Concentric Senior Notes, Concentric Debentures, Concentric Series B Preferred Stock and Concentric Series C Preferred Stock described in Section 7.4 hereof or any default under or any obligation of Concentric to offer to repurchase the subject securities under the respective indentures for the Concentric Senior Notes or the Concentric Debentures or under the certificate of designations for the Concentric Series B Preferred Stock or Concentric Series C Preferred Stock or any appraisal liability in respect of the Concentric Series B Preferred Stock or Concentric Series C Preferred Stock under Section 262 of the Delaware General Corporation Law resulting from the consummation of the Mergers, (ii) changes or conditions generally affecting the industries in which the Concentric Group operates or
(iii) changes in general economic, regulatory or political conditions.

         "CONCENTRIC SENIOR NOTES" means the 12-3/4% Senior Notes due 2007 of Concentric.

         "CONCENTRIC PREFERRED STOCK" means Concentric Series B Preferred Stock and CONCENTRIC Series C Preferred Stock, collectively.

         "Concentric RIGHTS AGREEMENT" means the Preferred Shares Rights Agreement, dated as of November 10, 1999.

         "CONCENTRIC SERIES A JUNIOR PREFERRED STOCK" means the Series A Junior Participating Preferred Stock of Concentric.

         "CONCENTRIC SERIES B PREFERRED STOCK" means the 13 1/2% Series B Redeemable Exchangeable Preferred Stock, par value $1.00 per share, of Concentric.

         "CONCENTRIC SERIES C PREFERRED STOCK" means the 7% Series C Convertible Redeemable Preferred Stock, par value $1.00 per share, of Concentric.

         "CONCENTRIC SIGNIFICANT SUBSIDIARY" means any Concentric Subsidiary that would constitute a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the SEC as of September 30, 1999.

         "CONCENTRIC SUBSIDIARY" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time, directly or indirectly, owned by Concentric, including any Concentric subsidiary included in the Concentric consolidated financial statements in accordance with GAAP.

         "CONCENTRIC 10-K" means Concentric's annual report on Form 10-K for the fiscal year ended December 31, 1998.

         "CONCENTRIC 10-Q" means Concentric's quarterly report on Form 10-Q for the quarter ended September 30, 1999.

         "DEFERRED COMPENSATION PLAN" means, with respect to any Person, any plan, agreement or arrangement that (i) is described under Sections 4(b)(5) or 401(a)(1) of ERISA (or similar plan covering one or more non-employee directors of a Person), (ii) is maintained, administered or contributed to or required to be contributed to by such Person or any of its Affiliates and (iii) covers any current or former employee or director of such Person or any of its Subsidiaries. "CONCENTRIC DEFERRED COMPENSATION PLAN" means a Deferred Compensation Plan of Concentric or any Concentric Affiliate for the benefit of any current or former employee or director of Concentric or any Concentric Subsidiary.

         "DELAWARE LAW" means the General Corporation Law of the State of Delaware.

         "EMPLOYEE PLAN" means, with respect to any Person, any "employee benefit plan," as defined in Section 3(3) of ERISA, that (i) is subject to any provision of ERISA, (ii) is maintained, administered, contributed to or obligated to contribute to by such Person or any of its Affiliates and (iii) covers any employee or former employee of such Person or any of its Subsidiaries. "CONCENTRIC EMPLOYEE PLAN" means an Employee Plan of Concentric or any of the Concentric Subsidiaries.

"NEXTLINK EMPLOYEE PLAN" means an Employee Plan of NEXTLINK or any of the NEXTLINK Subsidiaries.

         "ENVIRONMENTAL LAWS" means any federal, state, local or foreign law (including, without limitation, common law), treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit or governmental restriction or requirement or any agreement with any Governmental Authority or other third party, relating to human health and safety, the environment or to pollutants, contaminants, wastes or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes or materials.

         "ENVIRONMENTAL PERMITS" means, with respect to any Person, all permits, licenses, franchises, certificates, approvals and other similar authorizations of any Governmental Authority relating to or required by Environmental Laws and affecting, or relating in any way to, the business of such Person or any of its Subsidiaries as currently conducted.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA AFFILIATE" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

         "FCC" means the Federal Communications Commission.

         "FORSTMANN LITTLE AGREEMENT" means the Stock Purchase Agreement, dated as of December 7, 1999, by and between NEXTLINK and the purchasers named therein and all agreements contemplated thereby.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of
1976.

         "KNOWLEDGE" means, with respect to any fact, the conscious awareness of such fact by an executive officer (as defined under the 1933 Act) of the relevant Person.

         "LEVEL 3" means Level 3 Communications, L.L.C., a Delaware limited liability company.

         "LEVEL 3 AGREEMENT" means the Cost Sharing and IRU Agreement, dated July 18, 1998, between Level 3 and INTERNEXT.

         "LIEN" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

         "MULTIEMPLOYER PLAN" means each Employee Plan that is a multiemployer plan, as defined in Section 3(37) of ERISA.

         "NASDAQ" means The Nasdaq National Market.

         "NEWCO CLASS B COMMON STOCK" means the Class B Common Stock, par value $0.02, of Newco.

         "NEWCO COMMON STOCK" means the Class A Common Stock, par value $0.02 per share, of Newco.

         "NEWCO PREFERRED STOCK" means the Newco Series A Preferred Stock, Newco Series B Preferred Stock, Newco Series C Preferred Stock, Newco Series E Preferred Stock and Newco Series F Preferred Stock, collectively.

         "NEWCO SERIES A PREFERRED STOCK" means the series of Newco 14% redeemable preferred stock, par value $0.01 per share, to be designated by Newco as Series A Preferred Stock in accordance with Section 8.6 hereof.

         "NEWCO SERIES B PREFERRED STOCK" means the series of Newco 6 1/2% convertible preferred stock, par value $0.01 per share, to be designated by Newco as Series B Preferred Stock in accordance with Section 8.6 hereof.

         "NEWCO SERIES C PREFERRED STOCK" means the series of cumulative participating preferred stock, par value $0.01 per share, to be designated by Newco as Series C Preferred Stock in accordance with Section 8.6 hereof.

         "NEWCO SERIES D PREFERRED STOCK" means the series of cumulative participating preferred stock, par value $0.01 per share, to be designated by Newco as Series D Preferred Stock in accordance with Section 8.6 hereof.

         "NEWCO SERIES E PREFERRED STOCK" means the series of Newco 13 1/2% redeemable exchangeable preferred stock, par value $1.00 per share, to be designated as by Newco as Series E Preferred Stock in accordance with Section
8.6 hereof.

         "NEWCO SERIES F PREFERRED STOCK" means the series of Newco 7% convertible redeemable preferred stock, par value $1.00 per share, to be designated as by Newco as Series F Preferred Stock in accordance with Section
8.6 hereof.

         "NEXTLINK BALANCE SHEET" means the Consolidated Balance Sheet of NEXTLINK and its consolidated subsidiaries as of September 30, 1999 and the footnotes thereto, as set forth in the NEXTLINK 10-Q.

         "NEXTLINK BALANCE SHEET DATE" means September 30, 1999.

         "NEXTLINK CLASS B COMMON STOCK" means the Class B Common Stock, par value $.02 per share, of NEXTLINK.

         "NEXTLINK COMMON STOCK" means the Class A Common Stock, par value $.02 per share, of NEXTLINK.

         "NEXTLINK 14% PREFERRED STOCK" means the series of NEXTLINK redeemable preferred stock, par value $0.01 per share, currently designated as NEXTLINK 14% Redeemable Preferred Stock.

         "NEXTLINK GROUP" means NEXTLINK and the NEXTLINK Subsidiaries.

         "NEXTLINK MATERIAL ADVERSE EFFECT" means a material adverse effect on the financial condition, assets or results of operations of NEXTLINK Group, taken as a whole, excluding any such effect resulting from or arising in connection with (i) this Agreement, the transactions contemplated hereby or pendancy or the announcement thereof including, but not limited to the NEXTLINK Board of Director's decision to enter into this Agreement, (ii) changes or conditions generally affecting the industries in which NEXTLINK and the NEXTLINK Subsidiaries operate or (iii) changes in general economic, regulatory or political conditions.

         "NEXTLINK PREFERRED STOCK" means the NEXTLINK 14% Preferred Stock, NEXTLINK Series C Preferred Stock, NEXTLINK Series D Preferred Stock and NEXTLINK 6 1/2% Preferred Stock, collectively.

         "NEXTLINK SERIES C PREFERRED STOCK" means the Series C Cumulative Convertible Participating Preferred Stock of NEXTLINK.

         "NEXTLINK SERIES D PREFERRED STOCK" means the Series D Cumulative Convertible Participating Preferred Stock of NEXTLINK.

         "NEXTLINK SIGNIFICANT SUBSIDIARY" means any NEXTLINK Subsidiary that would constitute a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the SEC as of September 30, 1999.

         "NEXTLINK 6 1/2% PREFERRED STOCK" means the series of NEXTLINK preferred stock, par value $0.01 per share, currently designated as NEXTLINK 6 1/2% Convertible Preferred Stock.

         "NEXTLINK SUBSIDIARY" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time, directly or indirectly, owned by NEXTLINK, including any NEXTLINK subsidiary included in the NEXTLINK consolidated financial statements in accordance with GAAP.

         "NEXTLINK 10-K" means NEXTLINK's annual report on Form 10-K for the fiscal year ended December 31, 1998.

         "NEXTLINK 10-Q" means NEXTLINK's quarterly report on Form 10-Q for the quarter ended September 30, 1999.

         "1933 ACT" means the Securities Act of 1933.

         "1934 ACT" means the Securities Exchange Act of 1934.

         "PENSION PLAN" means any plan (other than a Multiemployer Plan) that is subject to Title IV of ERISA.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PRIME RATE" means, at any time, the rate of interest per annum equal to the rate of interest per annum quoted, published and commonly known as the "prime rate" of the Bank of America, which the Bank of America establishes at its main office in New York, New York, as the reference rate of interest in order to determine interest rates for loans in U.S. dollars to its U.S. borrowers, adjusted automatically with each quoted or published change in such rate.

         "REGISTRATION RIGHTS AGREEMENT" means the registration rights agreement to be entered into between Eagle River and NEXTLINK or Eagle River and Newco, as the case may be, for the registration of NEXTLINK Common Stock or Newco Common Stock, as the case may be, received by Eagle River in the LHP Share Exchange, which Registration Rights Agreement shall be substantially in the form set forth as Exhibit D hereto.

         "RIGHTS" means the rights to purchase one one-thousandth share of Concentric Series A Junior Preferred Stock issued pursuant to the Rights Agreement.

         "SEC" means the Securities and Exchange Commission.

         "SPECIAL COMMITTEE" means the special committee of the independent directors of NEXTLINK formed to pass upon the LHP Share Exchange.

         "SUBSEQUENT TRANSACTION" means any transaction whereby (i) any member of the NEXTLINK Group would acquire or divest (by merger, consolidation, purchase or sale of stock or assets or otherwise) any corporation, limited liability company, partnership, other business organization or assets or division thereof, (ii) any member of the NEXTLINK Group would acquire or divest an investment interest in any of the foregoing, (iii) any member of the NEXTLINK Group would issue or retire any equity interest or incur or repay any indebtedness whether in connection with any item described in (i) or (ii) or otherwise, (iv) any member of the NEXTLINK Group enters into or engages in a strategic alliance or other commercial relationship or (v) any member of the NEXTLINK Group is acting in the ordinary course consistent with past practice; provided, however, in connection with a Subsequent Transaction described in items (i), (ii), (iii) or (iv) of this definition, (other than (A) the pending acquisition through Wispra, a Canadian entity in which NEXTLINK owns 65% of the equity and 35% of the voting rights, of fixed wireless spectrum from Industry Canada, (B) the issuance of NEXTLINK Series C Preferred Stock and NEXTLINK Series D Preferred Stock pursuant to the Forstmann Little Agreement and (C) the implementation by NEXTLINK of a secured bank credit facility in an amount up to $2,000,000,000) which is material to the business or financial condition of NEXTLINK Group taken as a whole, NEXTLINK shall have received an opinion from a nationally recognized investment bank, acting as financial advisor to NEXTLINK, to the effect that, from a financial point of view, such Subsequent Transaction is fair to the holders of NEXTLINK Common Stock and, if applicable, NEXTLINK, and such transaction would not cause (x) the Mergers or the Alternative Merger, as applicable, to be treated as other than 368 Reorganizations, (y) the LHP Share Exchange in conjunction with the Mergers or the Alternative Merger, as applicable, to be treated as other than a 351 Transaction or (z) any of the conditions set forth in Article 10 hereof not to be satisfied.

         "SUBSIDIARY" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person, including any subsidiary included in consolidated financial statements in accordance with GAAP.

         "SUPERIOR PROPOSAL" means any bona fide, unsolicited written Acquisition Proposal that the Board of Directors of Concentric determines in good faith by a majority vote, after consultation with its financial advisor of, and taking into account all the terms and conditions of the Acquisition Proposal, is more favorable to Concentric's stockholders than the Mergers and for which financing, to the extent required, is then fully committed or reasonably determined to be available by the Board of Directors of Concentric.

         "TEN DAY AVERAGE CLOSING PRICE" means the average closing price of one share of NEXTLINK Common Stock as quoted by the National Association of Securities Dealers Automated Quotation System for the ten trading days immediately preceding January 15, 2000.

         "WEIGHTED AVERAGE SALES PRICE" means, for the twenty trading day period ending on third trading day prior to the Effective Times, the average (rounded to the nearest 1/10,000) of the volume weighted averages (rounded to the nearest 1/10,000) of the trading prices of NEXTLINK Common Stock on Nasdaq for each day during such period, as reported by Bloomberg, L.P.

         Any reference in this Agreement to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder.

                  (b) Each of the following terms is defined in the Section set forth opposite such term:

TERM                                                            SECTION
----                                                            -------
Adjusted Option............................................     3.3(a)
Alternative Merger.........................................     2.5
Certificates...............................................     3.2(b)
Certificates of Merger.....................................     2.1(b)
Closing....................................................     2.6
Closing Date...............................................     2.6
Code.......................................................     Preamble
Common Stock Consideration.................................     3.1(c)
Concentric.................................................     Preamble
Concentric Benefit Arrangements............................     1.1(a)
Concentric Employee Plan...................................     1.1(a)
Concentric Intellectual Property...........................     4.20
Concentric Rule 145 Affiliate..............................     9.8
Concentric SEC Documents...................................     4.7(a)
Concentric Series B Consideration..........................     3.1(h)
Concentric Series C Consideration..........................     3.1(i)
Concentric Stockholders' Meeting...........................     4.9
Concentric Stockholders' Approval..........................     4.22
Concentric Stock Option....................................     3.3(a)
Concentric Voting Agreement................................     Preamble
Confidentiality Agreement..................................     7.3(a)
Contributed Interest.......................................     Preamble
Eagle River................................................     Preamble
Effective Times............................................     2.1(b)
End Date...................................................     11.1(b)
Exchange Agent.............................................     3.2(a)
Exchange Consideration.....................................     7.5(a)
Exchange Fund..............................................     3.2(a)
Exchange Offer.............................................     7.5(a)
Exchange Offer Conditions..................................     7.5(a)
Exchange Offer Documents...................................     7.5(b)
Exchange Offer Merger......................................     7.5(g)
Exchange Offer Transactions................................     9.7(a)
Exchange Registration Statement............................     7.5(b)
GAAP.......................................................     4.8
Governmental Authority.....................................     4.3
Indemnified Person.........................................     8.2(a)
INTERNEXT..................................................     Preamble
INTERNEXT Guarantee........................................     9.1(c)
IRS........................................................     4.16
LHP........................................................     Preamble

TERM                                                            SECTION
----                                                            -------
LHP Consideration..........................................     2.2(a)
LHP Share Exchange.........................................     Preamble
Merger Consideration.......................................     3.1(i)
Mergers....................................................     2.1(a)
Newco......................................................     Preamble
New Directors..............................................     8.4
New Directors Committee....................................     8.4
NEXTLINK...................................................     Preamble
NEXTLINK 6 1/2% Preferred Consideration....................     3.1(e)
NEXTLINK 14% Preferred
  Consideration............................................     3.1(d)
NEXTLINK Benefit Arrangements..............................     1.1(a)
NEXTLINK Employee Plan.....................................     1.1(a)
NEXTLINK Intellectual Property.............................     5.18
NEXTLINK SEC Documents.....................................     5.7(a)
NEXTLINK Securities........................................     5.5(c)
NEXTLINK Series C Preferred
  Consideration............................................     3.1(f)
NEXTLINK Series D Preferred
  Consideration............................................     3.1(g)
NEXTLINK Stock Options.....................................     3.3(b)
NEXTLINK Subsidiary........................................     1.1(a)
Offer to Exchange..........................................     7.5(c)
Proxy Statement............................................     4.9
Registration Statement.....................................     4.9
Schedule 14D-1.............................................     7.5(b)
Schedule 14D-9.............................................     7.5(d)
Standstill Agreement.......................................     7.3(a)
Stockholders' Meetings.....................................     4.9
Successor Plan.............................................     8.5(b)
Surviving Corporation......................................     2.1(a)
Taxes......................................................     4.16
Tax Return.................................................     4.16
Termination Fee............................................     11.3(b)
Third Party................................................     7.3(a)
Transferred Employees......................................     8.5(a)
351 Transaction............................................     9.7(a)
368 Reorganization.........................................     9.7(a)

                                   ARTICLE 2.
                                   THE MERGERS

         SECTION 2.1. The Mergers. (a) At the applicable Effective Time, NEXTLINK shall be merged with and into Newco, and Concentric shall immediately thereafter be merged with and into Newco (collectively, the "MERGERS") in accordance with Delaware Law and upon the terms set forth in this Agreement, whereupon the separate existence of Concentric and NEXTLINK shall cease and Newco shall be the surviving corporation (the "SURVIVING CORPORATION").

                  (b) As soon as practicable (and, in any event, within 5 Business Days) after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Mergers set forth in Article 10, other than conditions that by their nature are to be satisfied at the Effective Times and will in fact be satisfied at the Effective Times, certificates of merger shall be duly prepared, executed and acknowledged by Concentric and Newco and by NEXTLINK and Newco, respectively and thereafter delivered to the Secretary of State of Delaware for filing pursuant to Delaware Law. Such certificate of merger shall be referred to herein as the "CERTIFICATES OF MERGER." The Mergers shall become effective at such time (their respective "EFFECTIVE TIMES") as the relevant Certificates of Merger are duly filed with the Secretary of State of Delaware (or at such later time as may be agreed by Concentric and NEXTLINK and specified in the Certificates of Merger).

                  (c) From and after the Effective Times, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of NEXTLINK and Concentric, all as provided under Delaware Law.

         SECTION 2.2. LHP Share Exchange. (a) At the Closing immediately after the Effective Times, Eagle River shall contribute to Newco, and Newco shall accept from Eagle River all of Eagle River's right, title and interest in and to the Contributed Interest, free and clear of any Liens other than Liens created by NEXTLINK or Newco, for the consideration described and payable as provided in
Section 2.2(d) (the "LHP CONSIDERATION").

                  (b) Immediately after the Effective Times, Newco shall assume, and shall thereafter perform and be bound by, and indemnify Eagle River against, any and all of the conditions, covenants and obligations of Eagle River solely as a member of LHP arising after the Effective Times, and effective as of the Effective Times, Newco shall become the sole member of LHP and Eagle River shall cease to be a member of LHP.

                  (c) At the Closing, immediately after the Effective Times, Eagle River shall deliver to Newco, free and clear of any Liens other than Liens created by NEXTLINK or Newco, the Contributed Interest.

                  (d) At the Closing, Newco shall pay the LHP Consideration in full by issuing a certificate registered in the name of Eagle River representing:

                        (i) if the Ten Day Average Closing Price is greater than or equal to $42.80, but less than or equal to $64.20, 4,112,150 shares of Newco Common Stock;

                        (ii) if the Ten Day Average Closing Price is greater than $64.20, 3,426,791 shares of Newco Common Stock; or

                        (iii) if the Ten Day Average Closing Price is less than $42.80, 5,140,187 shares of Newco Common Stock.

                  (e) Newco shall reimburse Eagle River in cash all amounts advanced or loaned by Eagle River to LHP after December 6, 1999 to enable INTERNEXT to satisfy payments due to Level 3 under the Level 3 Agreement, together with interest on such amounts from the transfer date or dates to the Closing, at the rate per annum equal to the Prime Rate.

         SECTION 2.3. Certificate of Incorporation and Bylaws of the Surviving Corporation. Upon the filing of the Certificate of Merger relating to the merger of NEXTLINK with and into Newco, the Surviving Corporation's certificate of incorporation shall be amended changing the name of Newco to NEXTLINK Communications, Inc. and further amended so as to contain the substantive provisions of the NEXTLINK certificate of incorporation in effect immediately prior to the Effective Time of such Merger, provided, that the number of authorized shares of Newco Common Stock and Newco Class B Common Stock shall be two times the number of authorized shares of NEXTLINK Common Stock and NEXTLINK Class B Common Stock, respectively, and the NEXTLINK Preferred Stock shall be redesignated as provided herein. Upon the filing of the Certificate of Merger relating to the merger of Concentric with and into Newco, the Surviving Corporation's certificate of incorporation shall be further amended to provide for the designation of series of Newco Preferred Stock issuable upon the conversion of Concentric Preferred Stock as provided herein. The bylaws of NEXTLINK in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

         SECTION 2.4. Directors and Officers of the Surviving Corporation. From and after the Effective Times, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of NEXTLINK at the Effective Time of the NEXTLINK Merger, together with the New
         Directors as specified in Section 8.4, shall be the directors of the Surviving Corporation and (ii) the officers of NEXTLINK at the Effective Time of the NEXTLINK Merger shall be the officers of the Surviving Corporation.

         SECTION 2.5. Alternative Transaction Structure. (a) The parties anticipate and intend that immediately following the Effective Times (i) Newco will be deemed to be a successor issuer to NEXTLINK and Concentric for purposes of Rule 12g-3 under the 1934 Act, (ii) Newco will be entitled to include the prior activities and status of NEXTLINK and Concentric in determining whether Newco meets the eligibility requirements for the use of Form S-3 (iii) Newco will be entitled to include the prior reporting history of NEXTLINK and Concentric in determining whether it has complied with the public information requirements of Rule 144(c)(1) and (iv) Newco will not be required to comply with the prospectus or delivery requirements of Section 4(3) of the 1933 Act by virtue of Rule 174(b) promulgated thereunder. If, prior to the Effective Time, the parties shall not have received a no-action letter or other similar assurance from the Securities and Exchange Commission reasonably satisfactory to NEXTLINK and Concentric to the foregoing effect, the parties will restructure the transaction to provide for the merger of Concentric with and into NEXTLINK in the manner contemplated by this Section 2.5. In such event, all references to the term "Mergers" shall be deemed references to the transactions contemplated by this Section 2.5; all references to the term "Surviving Corporation" shall be deemed references to NEXTLINK as the Surviving Corporation in the merger of Concentric into NEXTLINK; all references to the term "Effective Time" in this Agreement shall be deemed references to the time at which the certificate of merger is duly filed with the Secretary of State of the State of Delaware (or at such later time as is specified in the certificate of merger) with respect to the merger as restructured in the manner contemplated by this Section 2.5; Section 2.1 shall no longer be of any force or effect; and the provisions of this Section 2.5 shall govern the terms of the Merger. The Merger, restructured as contemplated by this Section 2.5 is sometimes referred to as the "ALTERNATIVE MERGER." The Alternative Merger shall not affect the consummation of the LHP Share Exchange, which shall take place between Eagle River and NEXTLINK, whether or not it qualifies as a 351 Transaction.

                  (b) The following terms shall apply to the Alternative Merger:
At the Effective Time of the Alternative Merger, Concentric shall be merged with and into NEXTLINK in accordance with Delaware Law and upon the terms set forth in this Agreement, whereupon the separate existence of Concentric shall cease; the representations, warranties and other provisions of this Agreement shall be appropriately amended to account for the change while otherwise effecting the intent of the parties as expressed in this Agreement; for the avoidance of doubt at the effective time of the Alternative Merger, (i) each issued and outstanding share of Concentric Common Stock shall be converted into the right to receive a number of fully paid and nonassessable shares of NEXTLINK Common Stock equal to the Common Stock Ratio (together with cash in lieu of fractional shares of NEXTLINK Common Stock as specified below), (ii) each issued and outstanding share of Concentric Series B Preferred Stock shall be converted into the right to receive one share of a series of preferred stock to be designated by NEXTLINK, which series shall have terms that are identical to those of Concentric Series B Preferred Stock (giving effect to any amendments thereto as contemplated by Section 7.4 and except that such series shall rank pari passu with the NEXTLINK 14% Preferred Stock), (iii) each issued and outstanding share of Concentric Series C Preferred Stock shall be converted into the right to receive one share of a series of preferred stock to be designated by NEXTLINK, which series shall have terms that are identical to those of Concentric Series C Preferred Stock (except that such series shall rank pari passu with the NEXTLINK 6 1/2% Preferred Stock), (iv) each outstanding option to acquire Concentric Common Stock then outstanding shall be assumed by NEXTLINK, (v) each outstanding warrant to purchase Concentric Common Stock will become exercisable for NEXTLINK Common Stock in accordance with its terms, (vi) the Alternative Merger shall not otherwise affect the provisions of Article 3 hereof; provided, that the provisions of Sections 3.1(a), 3.1(b), 3.1(d), 3.1(e), 3.1(f), 3.1(g) and 3.1(h)
shall be of no force or effect and the current references to Newco Common Stock and Newco Preferred Stock in Article 3 shall be deemed to be references to NEXTLINK Common Stock and NEXTLINK Preferred Stock, respectively, and the current references to NEXTLINK Common Stock shall be disregarded, (vii) all obligations of NEXTLINK set forth herein shall not be affected or limited by the Alternative Merger, (viii) all obligations of Newco hereunder shall cease, and, as applicable, shall become obligations of NEXTLINK, (ix) the LHP Share Exchange shall be consummated, except that the LHP Consideration shall be in the form of NEXTLINK Common Stock rather than Newco Common Stock and (xi) NEXTLINK shall be responsible for the obligations of the Surviving Corporation under Section 8.2 hereof. The parties shall execute and deliver an amendment and restatement of this Agreement giving effect to the intentions of the parties to implement the Alternative Merger as described in this Section 2.5.

         SECTION 2.6. Closing. The closing of the Mergers and the LHP Share Exchange (the "CLOSING") will take place on a date and time to be specified by the parties (the "CLOSING DATE"), which shall be no later than the fifth Business Day after satisfaction or waiver of the conditions set forth in Article 9 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), unless another time or date is agreed to by the parties hereto. The Closing will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, or at such other location as may be agreed to by the parties hereto.

                                   ARTICLE 3.
                            CONVERSION OF SECURITIES

         SECTION 3.1. Effect on Capital Stock. As of the Effective Time, by virtue of the Mergers and without any action on the part of the holder of any shares of capital stock of Concentric, NEXTLINK or Newco:

                  (a) NEXTLINK Common Stock. Each share of NEXTLINK Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.1(j)) shall, by operation of the merger of

NEXTLINK with and into Newco, be converted into one share of Newco Common Stock and each certificate representing shares of NEXTLINK Common Stock immediately prior to the Effective Time shall be deemed to represent the same number of shares of Newco Common Stock.

                  (b) NEXTLINK Class B Common Stock. Each share of NEXTLINK Class B Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.1(j)) shall, by operation of the merger of NEXTLINK with and into Newco, be converted into one share of Newco Class B Common Stock and each certificate representing shares of NEXTLINK Class B Common Stock immediately prior to the Effective Time shall be deemed to represent the same number of shares of Newco Class B Common Stock.

                  (c) Conversion of Concentric Common Stock. Subject to Section 3.1(m), each issued and outstanding share (other than shares to be canceled in accordance with Section 3.1(j)) of Concentric Common Stock shall be converted into the right to receive a number of fully paid and nonassessable shares of Newco Common Stock equal to the Common Stock Ratio (together with the cash in lieu of fractional shares of Newco Common Stock as specified below, the "COMMON STOCK CONSIDERATION") and the associated Rights shall be terminated immediately prior thereto. As of the Effective Time, all such shares of Concentric Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Concentric Common Stock Consideration upon surrender of such certificate in accordance with Section 3.2. Holders of fractional shares of Concentric Common Stock as a result of the Mergers shall, in lieu of such fractional shares, receive cash in the amount of the fair market value thereof, as provided in Section 3.2(e).

                  (d) Conversion of NEXTLINK 14% Preferred Stock. Subject to
Section 3.1(m), each issued and outstanding share (other than shares to be canceled in accordance with Section 3.1(j)) of NEXTLINK 14% Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of Newco Series A Preferred Stock (the "NEXTLINK 14% PREFERRED CONSIDERATION") that shall have terms that are identical to those of NEXTLINK 14% Preferred Stock, provided that (A) the Newco Series A Preferred Stock shall rank on parity with the Newco Series E Preferred Stock and senior to all other shares of Newco Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, (B) as a result of the Mergers, the issuer thereof shall be Newco rather than NEXTLINK; and (C) Newco's obligations with respect to quarterly dividends on Newco Series A Preferred Stock shall accrue from the date of the last dividend paid on NEXTLINK 14% Preferred Stock.

                  (e) Conversion of NEXTLINK 6 1/2% Preferred Stock. Subject to
Section 3.1(m), each issued and outstanding share (other than shares to be canceled in accordance with Section 3.1(j)) of NEXTLINK 6 1/2% Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of Newco Series B Preferred Stock (the "NEXTLINK 6 1/2% PREFERRED CONSIDERATION") that shall have terms that are identical to those of NEXTLINK 6 1/2% Preferred Stock, provided that (A) the Newco Series B Preferred Stock shall rank on parity with the Newco Series F Preferred Stock and junior to all other series of Newco Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, (B) as a result of the Mergers, the issuer thereof shall be Newco rather than NEXTLINK; and (C) Newco's obligations with respect to quarterly dividends on Newco Series B Preferred Stock shall accrue from the date of the last dividend paid on NEXTLINK 6 1/2% Preferred Stock.

                  (f) Conversion of NEXTLINK Series C Preferred Stock. Subject to Section 3.1(m), each issued and outstanding share (other than shares to be canceled in accordance with Section 3.1(j)) of NEXTLINK Series C Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of Newco Series C Preferred Stock (the "NEXTLINK SERIES C PREFERRED CONSIDERATION") that shall have terms that are identical to those of NEXTLINK Series C Preferred Stock, provided that (A) the Newco Series C Preferred Stock shall rank on parity with the Newco Series D Preferred Stock, senior to the Newco Series B Preferred Stock and Newco Series F Preferred Stock, and junior to the Newco Series A Preferred Stock and Newco Series E Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, (B) as a result of the Mergers, the issuer thereof shall be Newco rather than NEXTLINK; and (C) Newco's obligations with respect to quarterly dividends on Newco Series C Preferred Stock shall accrue from the date of the last dividend paid on NEXTLINK Series C Preferred Stock, or the date of issuance, if no such dividends have been paid.

                  (g) Conversion of NEXTLINK Series D Preferred Stock. Subject to Section 3.1(m), each issued and outstanding share (other than shares to be canceled in accordance with Section 3.1(j)) of NEXTLINK Series D Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of Newco Series D Preferred Stock (the "NEXTLINK SERIES D PREFERRED CONSIDERATION") that shall have terms that are identical to those of NEXTLINK Series D Preferred Stock, provided that (A) the Newco Series D Preferred Stock shall rank on parity with the Newco Series C Preferred Stock, senior to the Newco Series B Preferred Stock and Newco Series F Preferred Stock, and junior to the Newco Series A Preferred Stock and Newco Series E Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, (B) as a result of the Mergers, the issuer thereof shall be Newco rather than NEXTLINK; and (C) Newco's obligations with respect to quarterly dividends on Newco Series D Preferred Stock shall accrue from the date of the last dividend paid on NEXTLINK Series D Preferred Stock, or the date of issuance, if no such dividends have been paid.

                  (h) Conversion of Concentric Series B Preferred Stock. Each issued and outstanding share (other than shares to be canceled in accordance with Section 3.1(j)) of Concentric Series B Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of Newco Series E Preferred Stock (the "CONCENTRIC SERIES B CONSIDERATION") that shall have terms that are identical to those of Concentric Series B Preferred Stock (giving effect to any amendments thereto contemplated by Section 7.4), provided that (A) the Newco Series E Preferred Stock shall rank on parity with the Newco Series A Preferred Stock and senior to all other Newco Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, (B) as a result of the Mergers, the issuer thereof shall be Newco rather than Concentric; and (C) Newco's obligations with respect to quarterly dividends on Newco Series E Preferred Stock shall accrue from the date of the last dividend paid on Concentric Series B Preferred Stock.

                  (i) Conversion of Concentric Series C Preferred Stock. Each issued and outstanding share (other than shares to be canceled in accordance with Section 3.1(m)) of Concentric Series C Preferred Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of Newco Series F Preferred Stock (the "CONCENTRIC SERIES C CONSIDERATION" and, together with the Common Stock Consideration, the NEXTLINK 14% Preferred Consideration, the NEXTLINK 6 1/2% Preferred Consideration, the NEXTLINK Series C Preferred Consideration, the NEXTLINK Series D Preferred Consideration and the Concentric Series B Consideration, the "MERGER CONSIDERATION") that shall have terms that are identical to those of Concentric Series C Preferred Stock, provided that (A) the Newco Series F Preferred Stock shall rank on a parity with the Newco Series B Preferred Stock and junior to all other Newco Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, (B) as a result of the Mergers, the issuer thereof shall be Newco rather than Concentric;
(C) Newco's obligations with respect to quarterly dividends on Newco Series F Preferred Stock shall accrue from the date of the last dividend paid on Concentric Series C Preferred Stock; (D) the last sentence of Section 3 of the Amended Certificate of Designation relating thereto shall be omitted; and (E) the Newco Series F Preferred Stock shall initially be convertible into a number of shares of Newco Common Stock equal to (x) the "Conversion Rate" of Concentric Series C Preferred Stock in effect immediately prior to the Effective Time multiplied by (y) the Common Stock Ratio.

                  (j) Cancellation of Stock. All shares of Concentric Common Stock, NEXTLINK Common Stock, Concentric Preferred Stock and NEXTLINK Preferred Stock that are directly owned by Concentric or NEXTLINK shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor. The Concentric Series A Junior Preferred Stock shall cease to exist as a class, and any outstanding shares thereof shall be canceled.

                  (k) Options. At the Effective Time, all stock options to purchase Concentric Common Stock and NEXTLINK Common Stock then outstanding shall be assumed by Newco in accordance with Section 3.3.

                  (l) Warrants. Outstanding warrants to purchase Concentric Common Stock and NEXTLINK Common Stock will become exercisable for Newco Common Stock in accordance with their terms.

                  (m) Anti-Dilution Provisions. In the event NEXTLINK changes (or establishes a record date for changing) the number of shares of its common stock issued and outstanding prior to the Effective Date as a result of a stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction with respect to its outstanding common stock and the record date therefor shall be prior to the Effective Date, the Common Stock Ratio shall be proportionately adjusted to reflect such stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares of similar transaction.

                  (n) Treatment of NEXTLINK Common Certificates. Each certificate representing shares of NEXTLINK Common Stock and NEXTLINK Class B Common Stock immediately prior to the Effective Time shall from and after the Effective Time be deemed to evidence the ownership of shares of Newco Common Stock and Newco Class B Common Stock, respectively, into which such shares were converted in accordance with Sections 3.1(a) and 3.1(b) hereof, and each holder of such a certificate shall have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distribution upon, the shares of Newco Common Stock and Newco Class B Common Stock evidenced by such outstanding certificates.

         SECTION 3.2.      Exchange of Certificates.

                  (a) Exchange Agent. Prior to the Effective Time, Newco shall appoint a bank or trust company to act as exchange agent hereunder for the purpose of exchanging Certificates, as defined below, for the Merger Consideration (the "EXCHANGE AGENT"). At or prior to the Effective Time, NEXTLINK shall cause Newco to deposit with the Exchange Agent, in trust for the benefit of the holders of Concentric Common Stock, Concentric Preferred Stock and NEXTLINK Preferred Stock, certificates representing the Newco

Common Stock and Newco Preferred Stock issuable pursuant to Section 3.1 in exchange for the outstanding shares of Concentric Common Stock, Concentric Preferred Stock and NEXTLINK Preferred Stock, respectively, and such cash as it deems likely to be sufficient to pay cash in lieu of fractional shares pursuant to Section 3.2(e) and any dividends and other distributions pursuant to Section 3.2(c). The cash and certificates of Newco Common Stock, and Newco Preferred Stock deposited with the Exchange Agent shall hereinafter be referred to as the "EXCHANGE FUND."

                  (b) Exchange Procedures. As soon as is practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Concentric Common Stock, Concentric Preferred Stock, and NEXTLINK Preferred Stock (the "CERTIFICATES") whose shares were converted into the right to receive the Merger Consideration pursuant to Section 3.1: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as NEXTLINK may reasonably specify) and (ii) instructions for use in surrendering the Certificates in exchange for certificates representing the Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Newco Common Stock or Newco Preferred Stock that such holder has the right to receive pursuant to the provisions of this Article 3, certain dividends or other distributions in accordance with Section 3.2(c), and cash in lieu of any fractional share of Newco Common Stock in accordance with Section 3.2(e), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Concentric Common Stock, Concentric Preferred Stock, or NEXTLINK Preferred Stock that is not registered in the transfer records of Concentric or NEXTLINK, respectively, a certificate representing the proper number of shares of Newco Common Stock, or Newco Preferred Stock may be issued to a Person other than the Person in whose name the Certificate so surrendered is registered if such Certificate has been properly endorsed or otherwise is in proper form for transfer, and if the Person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance of shares of Newco Common Stock or Newco Preferred Stock to a Person other than the registered holder of such Certificate (or shall establish to the satisfaction of NEXTLINK that such tax has been paid or is not applicable). Until surrender as contemplated by this Section 3.2(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration and any cash in lieu of fractional shares to be issued or paid in consideration therefor upon surrender of such certificate in accordance with this Section 3.2. No interest shall be paid or will accrue on any cash payable to holders of Certificates pursuant to the provisions of this Article 3.

                  (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Newco Common Stock or Newco Preferred Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Newco Common Stock or Newco Preferred Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to
Section 3.2(e), until the holder of record of such Certificate shall surrender such Certificate in accordance with this Article 3. Subject to the effect of applicable escheat or similar laws, following surrender of any such Certificate there shall be paid to the holder of the certificate representing whole shares of Newco Common Stock or Newco Preferred Stock issued in exchange therefor, without interest: (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Newco Common Stock or Newco Preferred Stock and the amount of any cash payable in lieu of a fractional share of Newco Common Stock to which such holder is entitled pursuant to Section 3.2(e); and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole shares of Newco Common Stock or Newco Preferred Stock.

                  (d) No Further Ownership Rights in Concentric and NEXTLINK Stock. All shares of Newco Common Stock and Newco Preferred Stock issued upon the exchange of Certificates in accordance with the terms of this Article 3 (including any cash paid pursuant to this Article 3) shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Concentric Common Stock, Concentric Preferred Stock, and NEXTLINK Preferred Stock previously represented by such Certificates, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by Concentric or NEXTLINK on shares of Concentric Common Stock, Concentric Preferred Stock, and NEXTLINK Preferred Stock which remain unpaid at the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Concentric Common Stock, Concentric Preferred Stock and NEXTLINK Preferred Stock which were outstanding immediately prior to the Effective Time. The stock transfer books of NEXTLINK relating to the NEXTLINK Common Stock and NEXTLINK Class B Common Stock immediately prior to the Effective Time shall be the stock transfer books of Newco at the Effective Time with respect to Newco Common Stock and Newco Class B Common Stock. If, after the Effective Time, Certificates are presented to the Surviving

Corporation or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Article 3.

                  (e) No Fractional Shares. No certificates or scrip representing fractional shares of Newco Common Stock shall be issued upon the surrender for exchange of Certificates, no dividend or distribution by Newco shall relate to such fractional share interests and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a stockholder of Newco. All fractional shares of Newco Common Stock that a holder of shares of Concentric Common Stock is entitled to as a result of the Mergers shall be aggregated and if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, cash (without interest) in an amount, less the amount of any withholding taxes that may be required thereon, equal to such fractional part of a share of NEXTLINK Common Stock multiplied by the volume-weighted average per share closing price of NEXTLINK Common Stock on the Closing Date as reported by Bloomberg, L.P.

                  (f) Termination. Any holders of the Certificates who have not complied with this Article 3 shall thereafter look only to Newco for payment of their claim for Merger Consideration, any dividends or distributions with respect to Newco Common Stock and Newco Preferred Stock and any cash in lieu of fractional shares of Newco Common Stock.

                  (g) No Liability. None of NEXTLINK, Concentric, Newco or the Exchange Agent shall be liable to any Person in respect of any shares of Newco Common Stock and Newco Preferred Stock, any dividends or distributions with respect thereto, any cash in lieu of fractional shares of Newco Common Stock or any cash from the Exchange Fund, in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificate shall not have been surrendered prior to the earlier date on which any Merger Consideration, any dividends or distributions payable to the holder of such Certificate or any cash payable to the holder of such Certificate pursuant to this Article 3, would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration, dividends or distributions in respect of such Certificate or such cash shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

                  (h) Investment. The Exchange Agent shall invest any cash provided to it pursuant to this Article 3, as directed by NEXTLINK, and any interest and other income resulting from such investments shall be paid to NEXTLINK.

                  (i) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Newco, and subject to the posting by such Person of a bond in such reasonable amount as Newco may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration and, if applicable, any unpaid dividends and distributions on shares of Newco Common Stock or Newco Preferred Stock deliverable in respect thereof and any cash in lieu of fractional shares, in each case pursuant to this Agreement.

                  (j) Return of Consideration. Any portion of the Concentric Series B Consideration or Concentric Series C Consideration made available to the Exchange Agent pursuant to Section 3.2(a) to pay for shares of Concentric Series B Preferred Stock or Concentric Series C Preferred Stock for which appraisal rights have been perfected shall be returned to Newco upon demand.

         SECTION 3.3. Stock Options. (a) After the Effective Time, each outstanding option to purchase shares of Concentric Common Stock granted under any Concentric stock option or compensation plans or arrangements (a "CONCENTRIC STOCK OPTION"), whether or not exercisable or vested, shall be adjusted as necessary to provide that, at the Effective Time, each Concentric Stock Option outstanding immediately prior to the Effective Time shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Concentric Stock Option (including terms regarding vesting), the same number of shares of Newco Common Stock as the holder of such Concentric Stock Option would have been entitled to receive pursuant to the Mergers had such holder exercised such Concentric Stock Option in full immediately prior to the Effective Time, at a price per share of Newco Common Stock equal to (A) the aggregate exercise price for the shares of Concentric Common Stock otherwise purchasable pursuant to such Concentric Stock Option divided by (B) the aggregate number of shares of Newco Common Stock deemed purchasable pursuant to such Concentric Stock Option (each, as so adjusted, an "ADJUSTED OPTION") rounded up to the nearest cent; provided that any fractional share of Newco Common Stock resulting from an aggregation of all the shares of a holder subject to Concentric Stock Option shall be rounded down to the nearest whole share, and provided further that, for any Concentric Stock Option to which
Section 421 of the Code applies by reason of its qualification under any of Sections 422 through 424 of the Code, the option price, the number of shares purchasable pursuant to such option and the terms and conditions of exercise of such option shall be determined in order to comply with Section 424 of the Code.

                  (b) After the Effective Time, each outstanding option to purchase shares of NEXTLINK Common Stock granted under any NEXTLINK stock option or compensation plans or arrangements (a "NEXTLINK STOCK OPTION"), whether or not exercisable or vested, shall be deemed to constitute an option to acquire the same number of shares of Newco Common Stock, on the same terms and conditions as were applicable under such NEXTLINK Stock Option (including terms regarding vesting), as the number of shares of NEXTLINK Common Stock which could be acquired on exercise of such NEXTLINK Stock Option prior to the Effective Time. Newco shall take such actions as are necessary for the assumption of the NEXTLINK Stock Options pursuant to this Section 3.3 and any obligations to issue NEXTLINK Common Stock under the existing terms of any other plans, agreements or arrangements of NEXTLINK covering any current or former employee or director of NEXTLINK or any NEXTLINK Subsidiary, including the reservation, issuance and listing of Newco Common Stock as is necessary to effectuate the transactions contemplated by this Section 3.3(b). Each NEXTLINK Benefit Arrangement and NEXTLINK Employee Plan shall be assumed by Newco and continue in full force and effect after the Effective Time. Newco shall take such actions as are necessary for the assumption of any obligations to issue NEXTLINK Common Stock under the existing terms of any other plans, agreements or arrangements of NEXTLINK covering any current or former employee or director of NEXTLINK or any NEXTLINK Subsidiary, including the reservation, issuance and listing of Newco Common Stock as is necessary to effectuate the transactions contemplated by this
Section 3.3.

                  (c) Newco shall take such actions as are necessary for the assumption of the Concentric Stock Options pursuant to this Section 3.3 and any obligations to issue Concentric Common Stock under the existing terms of any other plans, agreements or arrangements of Concentric covering any current or former employee or director of Concentric or any Concentric Subsidiary, including the reservation, issuance and listing of Newco Common Stock as is necessary to effectuate the transactions contemplated by this Section 3.3.

                  (d) On or before the next Business Day following the Effective Time, Newco shall prepare and file with the SEC a registration statement on Form S-8 (or any other appropriate form) or a post-effective amendment to a registration statement previously filed under the 1933 Act, with respect to the shares of Newco Common Stock subject to the Adjusted Options and the assumed NEXTLINK Stock Options and, where applicable, shall use its reasonable best efforts to have such registration statement declared effective as soon as practicable following the Effective Time and to maintain the effectiveness of such registration statement covering such Adjusted Options and the assumed NEXTLINK Stock Options (and to maintain the current status of the prospectus contained therein) for so long as such Adjusted Options and the assumed NEXTLINK Stock Options remain outstanding. With respect to those individuals, if any, who, subsequent to the Effective Time, will be subject to the reporting requirements under Section 16(a) of the 1934 Act, where applicable, Newco shall use all reasonable efforts to administer any Adjusted Options and assumed NEXTLINK Stock Options assumed pursuant to Section 3.3 in a manner that complies with Rule 16b-3 promulgated under the 1934 Act to the extent that the Concentric Stock Option in respect of which such Adjusted Option has been issued complied with such rule prior to the Mergers.

                  (e) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in the acceleration of the vesting of any Concentric Stock Option.

         SECTION 3.4. Withholding Rights. Newco shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this
Article 3 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. If Newco so withholds amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to the holders of Concentric Common Stock, Concentric Preferred Stock, NEXTLINK Common Stock, NEXTLINK Class B Common Stock or NEXTLINK Preferred Stock as the case may be, in respect of which NEXTLINK made such deduction and withholding.

                                   ARTICLE 4.
                  REPRESENTATIONS AND WARRANTIES OF CONCENTRIC

         Except as set forth in the Concentric Disclosure Schedule or as disclosed in the Concentric SEC Documents filed prior to the date hereof and after December 31, 1998, Concentric represents and warrants to NEXTLINK as follows:

         SECTION 4.1. Corporate Existence and Power. Concentric is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers required to carry on its business as now conducted. Concentric is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified, individually or in the aggregate, has not had and would not be reasonably expected to have a Concentric Material Adverse Effect. Concentric has heretofore delivered or made available to NEXTLINK true and complete copies of the certificate of incorporation and bylaws of Concentric as currently in effect.

         SECTION 4.2. Corporate Authorization. The execution, delivery and performance by Concentric of this Agreement and the consummation by Concentric of the transactions contemplated hereby are within Concentric's corporate powers and, except for the required approval of Concentric's stockholders of this Agreement and except as contemplated by Section 7.2(b), have been duly authorized by all necessary corporate action on the part of Concentric. At a meeting duly called and held prior to the execution of this Agreement, Concentric's Board of Directors: (i) determined that this Agreement and the transactions contemplated hereby are advisable and fair to and in the best interests of Concentric's stockholders; (ii) approved and adopted this Agreement and the transactions contemplated hereby; and (iii) resolved to recommend approval and adoption of this Agreement by its stockholders, subject to the provisions of Section 7.2(b). This Agreement constitutes a valid and binding agreement of Concentric, enforceable against Concentric in accordance with its terms, except (i) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, and (ii) for the limitations imposed by general principles of equity.

         SECTION 4.3. Governmental Authorization. The execution, delivery and performance by Concentric of this Agreement and the consummation by Concentric of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority, domestic or foreign (a "GOVERNMENTAL AUTHORITY"), other than: (i) the filing of a certificate of Merger with respect to the Mergers with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Concentric is qualified to do business; (ii) compliance with the applicable requirements of the HSR Act; (iii) compliance with any applicable requirements of the 1933 Act, 1934 Act, and any other applicable securities laws, whether state or foreign; and (iv) any actions or filings the absence of which, individually or in the aggregate, would not be reasonably expected to have a Concentric Material Adverse Effect or materially impair or delay the ability of Concentric to consummate the transactions contemplated by this Agreement.

         SECTION 4.4. Non-contravention. The execution, delivery and performance by Concentric of this Agreement and the consummation by Concentric of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Concentric; (ii) assuming compliance with the matters referred to in Section 4.3, contravene, conflict with or result in a violation or breach of any provision of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order, or decree; (iii) require any consent or other action by any Person under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or cause or permit the termination, cancellation, acceleration, triggering or other change of any right or obligation or the loss of any benefit to which any member of the Concentric Group is entitled under (A) any provision of any agreement or other instrument binding upon any member of the Concentric Group or (B) any license, franchise, permit, certificate, approval or other similar authorization held by, or affecting, or relating in any way to, the assets or business of, any member of the Concentric Group; or (iv) result in the creation or imposition of any Lien on any asset of any member of the Concentric Group, other than such exceptions in the case of clauses (ii), (iii) and (iv) as would not be, individually or in the aggregate, reasonably expected to have a Concentric Material Adverse Effect or materially impair or delay the ability of Concentric to consummate the transactions contemplated by this Agreement.

         SECTION 4.5. Capitalization. (a) As of December 31, 1999, the authorized capital stock of Concentric consists of 100,000,000 shares of Concentric Common Stock and 10,000,000 shares of Preferred Stock, par value $.001 per share, of which 500,000 shares have been designated as Concentric Series A Junior Preferred Stock and reserved for issuance upon the exercise of Rights, (ii) 295,000 shares have been designated as Concentric Series B Preferred Stock; and (iii) 110,000 shares have been designated as Concentric Series C Preferred Stock. As of December 30, 1999, there were outstanding (i) 45,556,564 shares of Concentric Common Stock (inclusive of all shares of restricted stock granted under any compensatory plans or arrangements), (ii) Concentric Stock Options to purchase an aggregate of not more than 8,939,367 shares of Concentric Common Stock (of which options to purchase an aggregate of not more than 1,509,332 shares of Concentric Common Stock were vested and exercisable), (iii) phantom shares or stock units issued under any stock option, compensation or deferred compensation plan or arrangement with respect to an aggregate of no shares of Concentric Common Stock (except in respect of share purchase rights under Concentric's 1997 employee stock purchase plan), (iv) no shares of Concentric Series A Preferred Stock, (v) 176,589.4 shares of Concentric Series B Preferred Stock, and (vi) 51,478 shares of Concentric Series C Preferred Stock, and there has been no change to the foregoing capitalization since December 31, 1999 (other than option exercises in the ordinary course). All outstanding shares of capital stock of Concentric have been, and all shares that may be issued pursuant to any compensatory plan or arrangement will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable. Concentric has also reserved for issuance 4,244,510 shares of Concentric Common Stock for issuance upon exercise of outstanding warrants.

                  (b) Except as set forth in this Section 4.5 and for changes since December 30, 1999 resulting from the exercise of employee stock options outstanding on such date or granted thereafter in the ordinary course of business within the limitations described in the Concentric Disclosure Schedule and the conversion of Concentric Series C Preferred Stock outstanding on such date, there are no outstanding (i) shares of capital stock or voting securities of Concentric, (ii) securities of Concentric convertible into or exchangeable for shares of capital stock or voting securities of Concentric or (iii) options, warrants or other rights to acquire from Concentric, or other obligation of Concentric to issue any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Concentric. There are no outstanding obligations of Concentric or any Concentric Subsidiary to repurchase, redeem or otherwise acquire any of the securities referred to in clauses (i), (ii) and (iii) above.

         SECTION 4.6. Subsidiaries. (a) Each Concentric Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing (where applicable) under the laws of its jurisdiction of organization and has all corporate, LLC, partnership or other similar powers required to carry on its business as now conducted, other than such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a Concentric Material Adverse Effect. Each Concentric Subsidiary is duly qualified to do business as a foreign corporation or other foreign legal entity and is in good standing in each jurisdiction where such qualification is necessary, with such exceptions, individually or in the aggregate, as have not had and would not be reasonably expected to have a Concentric Material Adverse Effect. The Concentric Disclosure Schedule sets forth a list of all Concentric Subsidiaries and their respective jurisdictions of organization and identifies Concentric's (direct or indirect) percentage ownership interest therein.

                  (b) All of the outstanding capital stock of, or other voting securities or ownership interests in, each Concentric Subsidiary, is owned by Concentric, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests) other than transfer restrictions under the 1933 Act and the Rules promulgated thereunder. There are no outstanding (i) securities of any member of the Concentric Group convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Concentric Subsidiary or (ii) options or other rights to acquire from any member of the Concentric Group, or other obligation of any member of the Concentric Group to issue any capital stock, or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities or ownership interests in, any Concentric Subsidiary. There are no outstanding obligations of Concentric or any Concentric Significant Subsidiary to repurchase, redeem or otherwise acquire any of the items referred to in clauses (i) and (ii) above. Except as set forth in the Concentric Disclosure Schedule or provided hereunder, no member of the Concentric Group is obligated to make any investment in any other Person.

         SECTION 4.7. SEC Filings. (a) Concentric has timely filed all reports required to be filed by it with the SEC since July 31, 1997 pursuant to the 1934 Act. Concentric has delivered or made available to NEXTLINK: (i) Concentric's annual report on Form 10-K for its fiscal year ended December 31, 1998 and the Concentric 10-K; (ii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of Concentric held since December 31, 1998; and (iii) all of its other reports, statements, schedules and registration statements filed with the SEC since December 31, 1998 (the documents referred to in this Section 4.7(a), including any exhibits thereto or documents incorporated therein by reference, collectively, the "CONCENTRIC SEC DOCUMENTS").

                  (b) As of its filing date, each Concentric SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be.

                  (c) As of its filing date, each Concentric SEC Document filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Each Concentric SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         SECTION 4.8. Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of Concentric included in the Concentric SEC Documents fairly present, in all material respects, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Concentric and its consolidated Subsidiaries as of the respective dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements) and except that unaudited financial statements may not contain all notes required under GAAP with respect to audited financial statements.

         SECTION 4.9. Information Supplied. The information supplied by Concentric for inclusion or incorporation in the registration statement on Form S-4 or any amendment or supplement thereto pursuant to which shares of Newco Common Stock (or NEXTLINK Common Stock, as applicable) issuable in the Mergers will be registered with the SEC (the "REGISTRATION STATEMENT") shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by Concentric for inclusion in the joint proxy statement/information statement/prospectus (the "PROXY STATEMENT") to be sent to the stockholders of Concentric in connection with their meeting to consider this Agreement and the Mergers (the "CONCENTRIC STOCKHOLDERS' MEETING") and to the stockholders of NEXTLINK in connection with the Mergers shall not, on the date the Proxy Statement is first mailed to the stockholders of Concentric and NEXTLINK or at the time of either of the Stockholders' Meetings or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SECTION 4.10. Absence of Certain Changes. Since the Concentric Balance Sheet Date, the business of Concentric and the Concentric Subsidiaries has been conducted in the ordinary course consistent with past practices and there has not been:

                  (a) any event, occurrence or development of a state of circumstances or facts which, individually or in the aggregate, has had or would be reasonably expected to have a Concentric Material Adverse Effect; or

                  (b) any action, event, occurrence or transaction that would have been prohibited by clause (a), (b), (c), (d), (f), (g) or (i) of the second sentence of Section 7.1 (or committed to do any of the foregoing) if this Agreement had been in effect as of the time thereof.

         SECTION 4.11. No Undisclosed Material Liabilities. There are no liabilities or obligations of Concentric or any Concentric Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that could be reasonably expected to result in such a liability or obligation, other than:

                  (a) liabilities or obligations disclosed and provided for in the Concentric Balance Sheet or in the notes thereto or in Concentric SEC Documents filed prior to the date hereof or in the Concentric 10-K;

                  (b) liabilities or obligations incurred in the ordinary course of business consistent with past practice since the Concentric Balance Sheet; and

                  (c) liabilities or obligations that, individually or in the aggregate have not had and would not be reasonably expected to have a Concentric Material Adverse Effect.

         SECTION 4.12. Compliance with Laws and Court Orders. Each member of the Concentric Group holds all licenses, franchises, certificates, consents, permits, qualifications and authorizations from all Governmental Authorities necessary for the lawful conduct of their business, except where the failure to hold any of the foregoing, individually or in the aggregate, has not had and would not be reasonably expected to have a Concentric Material Adverse Effect. Each member of the Concentric Group is and has been in compliance with, and to the Knowledge of Concentric, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any such license, franchise, certificate, consent, permit, qualification or authorization, applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree, except for failures to comply or violations that, individually or in the aggregate, have not had and would not be reasonably expected to have a Concentric Material Adverse Effect.

         SECTION 4.13. Litigation. There is no action, suit, investigation or proceeding (or, to the Knowledge of Concentric, any reasonable basis therefor) pending against, or, to the Knowledge of Concentric, threatened against or affecting, Concentric or any Concentric Subsidiary or any of their respective properties before any court or arbitrator or before or by any other Governmental Authority, that, individually or in the aggregate, would be reasonably expected to have a Concentric Material Adverse Effect.

         SECTION 4.14. Finders' Fees. Except for Bear, Stearns & Co., Inc. there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Concentric or any Concentric Subsidiary who might be entitled to any fee or commission from NEXTLINK, any of the NEXTLINK Subsidiaries, Concentric or any of the Concentric Subsidiaries in connection with the transactions contemplated by this Agreement. A copy of Bear, Stearns & Co., Inc.'s engagement agreement has been provided to NEXTLINK.

         SECTION 4.15. Opinion of Financial Advisor. The Board of Directors of Concentric has received an opinion of Bear Stearns & Co., Inc., financial advisor to Concentric, to the effect that the Common Stock Consideration is fair to the holders of Concentric Common Stock from a financial point of view.

         SECTION 4.16. Taxes. Except as set forth in the Concentric Balance Sheet (including the notes thereto) and except as would not be, individually or in the aggregate, reasonably expected to have a Concentric Material Adverse Effect, (i) all Concentric Tax Returns required to be filed with any taxing authority by, or with respect to, Concentric and the Concentric Subsidiaries have been filed in accordance with all applicable laws; (ii) Concentric and the Concentric Subsidiaries have timely paid all Taxes shown as due and payable on the Concentric Tax Returns that have been so filed (other than Taxes which are being contested in good faith and for which adequate reserves are reflected on the Concentric Balance Sheet), and, as of the time of filing, the Concentric Tax Returns were correct and complete; (iii)

Concentric and the Concentric Subsidiaries have made provision for all Taxes payable by Concentric and the Concentric Subsidiaries for which no Concentric Tax Return has yet been filed (other than Taxes which are being contested in good faith and for which adequate reserves are reflected on the Concentric Balance Sheet and other than payroll and similar taxes (excluding the income taxes of Concentric or a Concentric Subsidiary) incurred in the ordinary course of business since the Concentric Balance Sheet Date); (iv) the charges, accruals and reserves for Taxes with respect to Concentric and the Concentric Subsidiaries reflected on the Concentric Balance Sheet are adequate under GAAP to cover the Tax liabilities accruing through the date thereof; (v) there is no action, suit, proceeding, audit or claim now proposed or pending against or with respect to Concentric or any Concentric Subsidiary in respect of any Tax where there is a reasonable possibility of an adverse determination; (vi) the federal income Tax Returns of Concentric and the Concentric Subsidiaries have been examined and settled with the Internal Revenue Service (the "IRS") (or the applicable statutes of limitation for the assessment of federal income Taxes for such periods have expired) for all years through 1995; and (vii) there are no material Liens or encumbrances for Taxes on any of the assets of Concentric or any Concentric Subsidiary except liens for current Taxes not yet due. For purposes of this Agreement, "TAXES" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, excise, stamp, real or personal property, ad valorem, withholding, social security (or similar), unemployment, occupation, use, service, service use, license, net worth, payroll, franchise, severance, transfer, recording, employment, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, profits, disability, sales, registration, value added, alternative or add-on minimum, estimated or other taxes, assessments or charges imposed by any federal, state, local or foreign governmental entity and any interest, penalties, or additions to tax attributable thereto. For purposes of this Agreement, "TAX RETURNS" shall mean any return, report, form or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

         SECTION 4.17. Tax Opinions. There are no facts or circumstances relating to Concentric or, to the Knowledge of Concentric, that would prevent Wilson Sonsini Goodrich & Rosati, Professional Corporation from delivering the opinion referred to in Section 10.3(b) as of the date hereof.

         SECTION 4.18. Employee Benefit Plans and Labor Matters. Except as have not had and would not be reasonably expected to have, individually or in the aggregate, a Concentric Material Adverse Effect:

                  (a) The Concentric Disclosure Schedule contains a true and complete list, as of the date hereof, of all Concentric Employee Plans and all Concentric Benefit Arrangements. Copies of each Concentric Employee Plan and each Concentric Benefit Arrangement (and, if applicable, related trust agreements) and all amendments thereto and formal, written interpretations thereof have been made available to NEXTLINK as of the date hereof or will have been made available to NEXTLINK within thirty days after the date hereof, together with the three most recent annual reports (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any Concentric Employee Plan.

                  (b) None of the Concentric Employee Plans is a Multiemployer Plan and neither the Concentric nor any Concentric ERISA Affiliate has withdrawn in a complete or partial withdrawal from any Multiemployer Plan, nor has any of them incurred any liability due to the termination or reorganization of a Multiemployer Plan.

                  (c) None of the Concentric Employee Plans is a Pension Plan and neither Concentric nor any Concentric ERISA Affiliate has any liability with respect to any Pension Plan.

                  (d) Each Concentric Employee Plan that is intended to qualify under Section 401 of the Code has either received a favorable determination, opinion, notification or advisory letter, as applicable, from the Internal Revenue Service to the effect that it meets the requirements of Code Section 401(a) or has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such a letter and any trust maintained pursuant to any such Concentric Employee Plan is intended to be exempt from federal income taxation under Section 501 of the Code, and to Concentric's Knowledge nothing has occurred with respect to the operation of any such Concentric Employee Plan that could cause the loss of such qualification or exemption or the imposition of any liability, penalty or tax under ERISA or the Code.

                  (e) There is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of Concentric or any Concentric Subsidiary that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Sections 162(m) or 280G of the Code.

                  (f) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Concentric Employee

Plans and Concentric Benefit Arrangements or by law to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extension), and all contributions for any period ending on or before the Closing Date which are not yet due will have been paid or accrued on or prior to the Closing Date.

                  (g) There has been no material violation of ERISA or the Code with respect to the filing of applicable reports, documents and notices regarding the Concentric Employee Plans and Concentric Benefit Arrangements with the Secretary of Labor or the Secretary of the Treasury or the furnishing of required reports, documents or notices to the participants or beneficiaries of the Concentric Employee Plans and Concentric Benefit Arrangements.

                  (h) Each Concentric Employee Plan and Concentric Benefit Arrangement has been maintained, in all material respects, in accordance with its terms and with all provisions of ERISA and the Code (including rules and regulations thereunder) and other applicable federal and state laws and regulations, and neither Concentric, nor, to the Knowledge of Concentric, any "party in interest" or "disqualified person" with respect to the Concentric Employee Plans has engaged in a "prohibited transaction" within the meaning of
Section 406 of ERISA or 4975 of the Code, and not otherwise exempt under Section 4975 of the Code or Section 408 of ERISA (or any administrative class exemption issued thereunder). To the Knowledge of Concentric, no fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Employee Benefit Plan.

                  (i) There are no actions, claims or lawsuits which are pending or, to the Knowledge of Concentric, threatened against any Concentric Employee Plan or Concentric Benefit Arrangement, the assets of any of the trusts under such plans or arrangements or the sponsors or the administrators, or against any fiduciary of such plans or arrangements with respect to their operation (other than routine benefit claims), nor does Concentric have Knowledge of facts which could form the basis for any such claim or lawsuit.

                  (j) All amendments and actions required to bring the Concentric Employee Plans into conformity in all material respects with all of the applicable provisions of ERISA, the Code and other applicable laws have been made or taken except to the extent that such amendments or actions are not required by law to be made or taken until a date after the Closing Date.

                  (k) None of the Concentric Employee Plans or Concentric Benefit Arrangements provide retiree health benefits except as may be required under Section 4980B of the Code, Section 601 of ERISA or any similar provision of state law, or at the expense of the participant or the participant's beneficiary. Concentric and the Concentric ERISA Affiliates have at all times complied with the notice and health care continuation requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA.

                  (l) Except as set forth in the Concentric Disclosure Schedule hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee (current, former or retired) of Concentric,
(ii) increase any benefits otherwise payable under any Concentric Employee Plan or Concentric Benefit Arrangement, (iii) result in the acceleration of the time of payment or vesting of any benefits under any Concentric Employee Plan or Concentric Benefit Arrangement (except to the extent required by the Code and ERISA if NEXTLINK causes a partial or full termination to occur under any Concentric Employee Plan), or (iv) qualify as a "change of control" or similar event under any Concentric Employee Plan or Concentric Benefit Arrangement.

                  (m) Except as set forth in the Concentric Disclosure Schedule, no stock or other security issued by Concentric or any Affiliate forms or has formed a material part of the assets of any Concentric Employee Plan.

                  (n) There has been no "mass layoff" or "plant closing" as defined by the Worker Adjustment and Retraining Notification Act or any similar state or local "plant closing" law in the four years prior to the Effective Times.

                  (o) The Concentric Disclosure Schedule contains a complete and accurate list of the following information for each key employee or officer of the Company, including such employee on leave of absence or layoff status: employer; name; and job title.

                  (p) Except as set forth on the Concentric Disclosure Schedule, no stock appreciation rights were granted that are currently outstanding under the Concentric 1995 Stock Incentive Plan for Employees and Consultants, the Concentric Amended and Restated 1996 Stock Plan, the Concentric 1997 Stock Plan or the Concentric 1999 Nonstatutory Stock Option Plan or any other equity-based compensation plan maintained by Concentric or any Concentric Subsidiary (the "Concentric Equity Plans"). Set forth on the Concentric Disclosure Schedule is a complete list of stock options granted and currently outstanding under all of the Concentric Equity Plans, separately identifying the optionholders and number of options held, vesting status and exercise price for each stock option.

                  (q) To Concentric's Knowledge, no employee or director of Concentric or any Concentric Subsidiary is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee or director and any other person or entity ("Proprietary Rights Agreement") that in any way adversely affects or will affect (i) the performance of his duties as an employee of Newco or an employee or director of Concentric or any Concentric Subsidiary, or (ii) the ability of Concentric or any Concentric Subsidiary to conduct its business, including any Proprietary Rights Agreement with Concentric or any Concentric Subsidiary by any such employee or director. To Concentric's Knowledge, no employees of Concentric or any Concentric Subsidiary intend to terminate their employment with Concentric.

                  (r) Neither Concentric nor any Concentric Subsidiary has for the last two years been nor currently is a party to any collective bargaining or other labor contract. For the last two years, there has not been, there is not presently pending or existing, and to Concentric's Knowledge there is not threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any proceeding against or affecting Concentric or any Concentric Subsidiary relating to the alleged violation of any legal requirement pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting the Concentric or any Concentric Subsidiary or its premises, or (c) any application for certification of a collective bargaining agent. To Concentric's Knowledge, no event has occurred or circumstance exists that could provide the basis for any such work stoppage or other labor dispute. There is no lockout of any employees by Concentric or any Concentric Subsidiary, and no such action is contemplated by Concentric or any Concentric Subsidiary. Concentric and each Concentric Subsidiary has complied in all material respects with all legal requirements relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Neither Concentric nor any Concentric Subsidiary is liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing legal requirements.

         SECTION 4.19. Environmental Matters. (a) Except as have not had and would not be reasonably expected to have, individually or in the aggregate, a Concentric Material Adverse Effect:

                  (i) no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review (or, to the Knowledge of Concentric, any reasonable basis therefor) is pending or, to the Knowledge of

         Concentric, is threatened by any Governmental Authority or other Person relating to or arising out of any Environmental Law;

                  (ii)Each member of the Concentric Group is and has been in compliance with all Environmental Laws and all Environmental Permits; and

                  (iii)there are no liabilities of or relating to any member of the Concentric Group of any kind whatsoever, whether accrued, contingent, absolute, determined, or arising under or relating to Environmental Laws or any facts, conditions, situations or set of circumstances that could reasonably be expected to result in or be the basis for any such liability.

                  (b) To the Knowledge of Concentric, there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted in relation to the current or prior business of any member of the Concentric Group or any property or facility now or previously owned or leased by any member of the Concentric Group that reveal matters that, individually or in the aggregate, have had or would reasonably be expected to have a Concentric Material Adverse Effect.

                  (c) For purposes of this Section 4.19, the terms "CONCENTRIC GROUP" shall include any entity that is, in whole or in part, a predecessor of any member of the Concentric Group.

         SECTION 4.20. Intellectual Property. With such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a Concentric Material Adverse Effect, each member of the Concentric Group owns or has a valid license to use each trademark, service mark, trade name, invention, patent, trade secret, copyright, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right (collectively, the "CONCENTRIC INTELLECTUAL PROPERTY") necessary to carry on its business substantially as currently conducted. No member of the Concentric Group has received any notice of infringement of or conflict with, and to Concentric's Knowledge, there are no infringements of or conflicts with, the rights of any Person with respect to the use of any Concentric Intellectual Property that, in either such case, individually or in the aggregate, have had or would be reasonably expected to have, a Concentric Material Adverse Effect.

         SECTION 4.21. Contracts. Except as disclosed in Concentric SEC Documents, no member of the Concentric Group is a party to or bound by (i) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) or any agreement, contract or commitment that would be such a "material contract" but for the exception for contracts entered into in the ordinary course of business, (ii) any non-competition agreement or any other agreement or obligation which materially limits or will materially limit any member of the Concentric Group (or after the Mergers, any member of the NEXTLINK Group) from engaging in any line of business, or (iii) any material agreement, contract or commitment to which SBC, Williams, Microsoft or any of their respective Affiliates is a party that is not in the ordinary course of business of the Concentric Group. With such exceptions as, individually or in the aggregate, have not had, and would not be reasonably expected to have, a Concentric Material Adverse Effect, (x) each of the contracts, agreements and commitments of the Concentric Group is valid and in full force and effect and (y) no member of the Concentric Group has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of any such contract, agreement or commitment. To the Knowledge of Concentric, no counterparty to any such contract, agreement or commitment has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both would constitute a default or other breach under the provisions of, such contract, agreement or commitment, except for defaults or breaches which, individually or in the aggregate, have not had, or would not reasonably be expected to have, a Concentric Material Adverse Effect. Neither Concentric nor any Concentric Subsidiary is a party to, or otherwise a guarantor of or liable with respect to, any interest rate, currency or other swap or derivative transaction, other than any such transactions which are not material to the business of the Concentric Group. Concentric has provided or made available to NEXTLINK a copy of each agreement described in item (i), (ii) or (iii) above (except for such agreements filed as exhibits to the Concentric SEC Documents).

         SECTION 4.22. Vote Required. The only vote of the holders of any class or series of capital stock of Concentric necessary to approve this Agreement and the transactions contemplated hereby is the affirmative vote of the holders of a majority of the outstanding shares of Concentric Common Stock (the "CONCENTRIC STOCKHOLDERS' APPROVAL")

         SECTION 4.23. Antitakeover Statutes; Rights Agreement. (a) Concentric has taken all action necessary to exempt the Mergers and this Agreement and the transactions contemplated hereby from the restrictions of Section 203 of Delaware Law, and, accordingly, neither such Section nor any other antitakeover or similar statute or regulation applies or purports to apply to any such transactions. No other "control share acquisition," "fair price," "moratorium" or other antitakeover laws or regulations enacted under U.S. state or federal laws apply to this Agreement or any of the transactions contemplated hereby.

                  (b) Concentric and the Concentric Board have taken all necessary action to (i) render the Rights Agreement inapplicable to the Mergers and the other transactions contemplated by this

Agreement, (ii) provide that (A) none of NEXTLINK, any NEXTLINK Subsidiary or Newco shall be deemed an Acquiring Person (as defined in the Rights Agreement) as a result of this Agreement or any of the transactions contemplated hereby,
(B) no Distribution Date (as defined in the Rights Agreement) shall be deemed to have occurred as a result of this Agreement or the consummation of any of the transactions contemplated hereby and (C) the rights issuable pursuant to the Rights Agreement will not separate from the shares of Concentric Common Stock, as a result of the approval, execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

                                   ARTICLE 5.
                   REPRESENTATIONS AND WARRANTIES OF NEXTLINK

         Except as set forth in the NEXTLINK Disclosure Schedule or as disclosed in the NEXTLINK SEC Documents filed prior to the date hereof, NEXTLINK represents and warrants to Concentric (and to Eagle River to the extent provided in Section 5.21) that:

         SECTION 5.1. Corporate Existence and Power. (a) NEXTLINK is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers required to carry on its business as now conducted. NEXTLINK is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary except for those jurisdictions where failure to be so qualified, individually or in the aggregate, has not had and would not be reasonably expected to have a NEXTLINK Material Adverse Effect. NEXTLINK has heretofore delivered or made available to Concentric true and complete copies of the certificate of incorporation and bylaws of NEXTLINK, as currently in effect.

                  (b) Newco is a corporation duly incorporated, validly existing and in good standing under the laws of the Sate of Delaware and has all corporate powers required to carry on its business as now conducted.

         SECTION 5.2. Corporate Authorization. (a) The execution, delivery and performance by NEXTLINK and the consummation by NEXTLINK of the transactions contemplated hereby are within the corporate powers of NEXTLINK and, except for the approval of Nextlink's stockholders of this Agreement, have been duly authorized by all necessary corporate action including, without limitation, NEXTLINK's Board of Directors having: (i) determined that this Agreement and the transactions contemplated hereby are fair to and in the best interests of NEXTLINK's stockholders; (ii) approved this Agreement and the transactions contemplated hereby; and (iii) resolved to recommend approval and adoption of this Agreement by its stockholders. This Agreement constitutes a valid and binding agreement of NEXTLINK enforceable against NEXTLINK in accordance with its terms, except (i) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights,
(ii) provisions providing for indemnity for liability under the securities laws and (iii) for the limitations imposed by general principles of equity.

                  (b) The execution, delivery and performance by Newco and the consummation by Newco of the transactions contemplated hereby are within the corporate powers of Newco, and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of Newco enforceable against Newco in accordance with its terms, except (i) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, (ii) provisions providing for indemnity for liability under the securities laws and
(iii) for the limitations imposed by general principles of equity.

         SECTION 5.3. Governmental Authorization. The execution, delivery and performance by NEXTLINK and Newco of this Agreement and the consummation by NEXTLINK and Newco of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than: (i) the filing of a certificate of Merger with respect to the Mergers with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which NEXTLINK is qualified to do business; (ii) compliance with any applicable requirements of the HSR Act; (v) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable securities laws, whether state or foreign; (vi) as set forth in the NEXTLINK Disclosure Schedule; and (vii) any actions or filings the absence of which, individually or in the aggregate, would not be reasonably expected to have a NEXTLINK Material Adverse Effect or materially impair or delay the ability of NEXTLINK and Newco to consummate the transactions contemplated by this Agreement.

         SECTION 5.4. Non-contravention. The execution, delivery and performance by NEXTLINK and Newco of this Agreement and the consummation by NEXTLINK and Newco of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of NEXTLINK or Newco; (ii) assuming compliance with the matters referred to in Section 5.3, contravene, conflict with or result in a violation or breach of any provision of any law, rule, regulation, judgment, injunction, order or decree; (iii) require any consent or other action by any Person under, constitute a default under (or an event that, with or without notice or lapse of time or both, would constitute a default), or cause or permit the termination, cancellation, acceleration, triggering or other change of any right or obligation or the loss of any benefit to which NEXTLINK, Newco or any NEXTLINK Subsidiary is entitled under (A) any provision of any agreement or other instrument binding upon

NEXTLINK, Newco or any NEXTLINK Subsidiary or (B) any license, franchise, permit, certificate, approval or other similar authorization held by, or affecting, or relating in any way to, the assets or business of NEXTLINK, Newco or any NEXTLINK Subsidiary; or (iv) result in the creation or imposition of any Lien on any asset of NEXTLINK, Newco or any NEXTLINK Subsidiary, other than such exceptions in the case of clauses (ii), (iii) and (iv) as would not be, individually or in the aggregate, reasonably expected to have a NEXTLINK Material Adverse Effect or materially impair the ability of NEXTLINK or Newco to consummate the transactions contemplated by this Agreement.

         SECTION 5.5. Capitalization. (a) As of December 30, 1999, the authorized capital stock of NEXTLINK consists of (i) 400,000,000 shares of NEXTLINK Common Stock (ii) 60,000,000 shares of NEXTLINK Class B Common Stock,
(iii) 25,000,000 shares of Preferred Stock, $0.01 par value per share of which
(A) 11,700,000 shares have been designated 14% Redeemable Preferred Stock, (B) 4,600,000 have been designated 6 1/2% Convertible Preferred Stock, (C) 584,375 shares have been designated as NEXTLINK Series C Preferred Stock and (D) 265,625 shares have been designated as NEXTLINK Series D Preferred Stock. As of December 30, 1999, there were outstanding (i) 75,222,269 shares of NEXTLINK Common Stock,
(ii) 58,902,550 shares of NEXTLINK Class B Common Stock, (iii) employee and non-employee director and consultant stock options to purchase an aggregate of not more than 28,146,011 shares of NEXTLINK Common Stock (of which options to purchase an aggregate of not more than 4,446,178 shares of NEXTLINK Common Stock were exercisable), (v) 8,324,796 shares of NEXTLINK 14% Preferred Stock, (vi) 4,000,000 shares of NEXTLINK 6 1/2% Preferred Stock and (vii) no shares of NEXTLINK Series C Preferred Stock or NEXTLINK Series D Preferred Stock. NEXTLINK has entered into an agreement to issue and sell all of the authorized shares of NEXTLINK Series C Preferred Stock and NEXTLINK Series D Preferred Stock. All outstanding shares of capital stock of NEXTLINK have been duly authorized and validly issued and are fully paid and nonassessable.

                  (b) Except as set forth in this Section 5.5 and for changes since December 30, 1999 resulting from (x) the exercise of employee and non-employee director and consultant stock options outstanding on such date (and the grant or award of employee and non-employee director and consultant stock options in the ordinary course of business and the exercise thereof), (y) the conversion of shares of NEXTLINK 6 1/2% Preferred Stock outstanding on such date and (z) issuance of NEXTLINK Series C Preferred Stock and NEXTLINK Series D Preferred Stock pursuant to the Forstmann Little Agreement, there are no outstanding (i) shares of capital stock or voting securities of NEXTLINK, (ii) securities of NEXTLINK convertible into or exchangeable for shares of capital stock or voting securities of NEXTLINK or (iii) options or other rights to acquire from NEXTLINK or other obligations of NEXTLINK to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of NEXTLINK. There are no outstanding obligations of NEXTLINK or any NEXTLINK Subsidiary to repurchase, redeem or otherwise acquire any of the securities referred to in clause (i), (ii) or (iii) above (collectively, the "NEXTLINK SECURITIES").

                  (c) As of December 30, 1999, the authorized capital stock of Newco consisted of (i) 800,000,000 shares of Newco Common Stock (ii) 120,000,000 of Newco Class B Common Stock, (iii) 25,000,000 shares of Preferred Stock, $0.01 par value per share and (iv) 10,000,000 shares of Preferred Stock, $0.001 par value per share. As of December 30, 1999, there were no outstanding shares of Newco capital stock. There will be no outstanding shares of Newco capital stock prior to the Effective Time.

                  (d) The Newco Common Stock and the Newco Preferred Stock or the NEXTLINK Securities, as applicable, to be issued as part of the Merger Consideration (or upon exercise of Adjusted Options) have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement (or the Adjusted Options, as the case may be), will have been validly issued and will be fully paid and nonassessable and the issuance thereof is not subject to any preemptive or similar right.

         SECTION 5.6. Subsidiaries. (a) Each NEXTLINK Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing (where applicable) under the laws of its jurisdiction of organization, has all corporate, LLC, partnership or other similar powers required to carry on its business as now conducted other than such exceptions as, individually or in the aggregate, have not had and would not reasonably be expected to have a NEXTLINK Material Adverse Effect. Each NEXTLINK Subsidiary is duly qualified to do business as a foreign corporation or other foreign legal entity and is in good standing in each jurisdiction where such qualification is necessary, with such exceptions, individually or in the aggregate, as have not had and would not be reasonably expected to have a NEXTLINK Material Adverse Effect. The NEXTLINK Disclosure Schedule sets forth a list of all NEXTLINK Significant Subsidiaries and their respective jurisdictions of incorporation and identifies NEXTLINK's (direct or indirect) percentage ownership interest therein.

                  (b) All of the outstanding capital stock of, or other voting securities or ownership interests in, each NEXTLINK Significant Subsidiary is owned by NEXTLINK, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests, other than transfer restrictions under the 1933 Act and the rules promulgated thereunder). There are no outstanding (i) securities of NEXTLINK or any NEXTLINK Subsidiary convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any NEXTLINK Significant Subsidiary or (ii) options or other rights to acquire from NEXTLINK or any NEXTLINK Subsidiary, or other obligations of NEXTLINK or any NEXTLINK Subsidiary to issue, any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities or ownership interests in, any NEXTLINK Significant Subsidiary. There are no outstanding obligations of NEXTLINK or any NEXTLINK Significant Subsidiary to repurchase, redeem or otherwise acquire any of the securities referred to in clauses (i) or (ii) above.

         SECTION 5.7. SEC Filings. (a) NEXTLINK has delivered or made available to Concentric (i) NEXTLINK's annual reports on Form 10-K for its fiscal years ended December 31, 1998 and 1997, (ii) its proxy or information statements relating to meetings of, or actions taken without a meeting by NEXTLINK's stockholders held since December 31, 1998, and (iii) all of its other reports, statements, schedules and registration statements filed with the SEC since December 31, 1998 (the documents referred to in this Section 5.7(a) including any exhibits thereto or documents incorporated therein by reference, collectively, the "NEXTLINK SEC DOCUMENTS").

                  (b) As of its filing date, each NEXTLINK SEC Document complied as to form in all material respects with the applicable requirements of the 1933 Act and 1934 Act, as the case may be.

                  (c) As of its filing date, each NEXTLINK SEC Document filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Each NEXTLINK SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         SECTION 5.8. Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of NEXTLINK included in the NEXTLINK SEC Documents fairly present, in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of NEXTLINK and its consolidated Subsidiaries as of the respective dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements) and except that unaudited financial statements may not contain all notes required under GAAP with respect to audited Financial Statements.

         SECTION 5.9. Information Supplied. The information supplied by NEXTLINK for inclusion in the Registration Statement shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by NEXTLINK for inclusion in the Proxy Statement to be sent to the stockholders of Concentric in connection with the Concentric Stockholders' Meeting and to the stockholders of NEXTLINK in connection with the Mergers shall not, on the date the Proxy Statement is first mailed to the stockholders of Concentric and NEXTLINK or at the time either of the Stockholders' Meetings or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SECTION 5.10. Absence of Certain Changes. Since the NEXTLINK Balance Sheet Date, the business of NEXTLINK and the NEXTLINK Subsidiaries has been conducted in the ordinary course consistent with past practices. Since the NEXTLINK Balance Sheet Date, there has not been any event, occurrence or development of a state of circumstances or facts which, individually or in the aggregate, has had or would be reasonably expected to have a NEXTLINK Material Adverse Effect.

         SECTION 5.11. No Undisclosed Material Liabilities. There are no liabilities or obligations of NEXTLINK or any NEXTLINK Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that could be reasonably expected to result in such a liability or obligation, other than:

                  (a) liabilities or obligations disclosed and provided for in the NEXTLINK Balance Sheet or in the notes thereto or in the NEXTLINK SEC Documents filed prior to the date hereof;

                  (b) liabilities or obligations incurred in the ordinary course of business consistent with past practice since the NEXTLINK Balance Sheet Date; or

                  (c) liabilities or obligations that, individually or in the aggregate have not had and would not be reasonably expected to have a NEXTLINK Material Adverse Effect.

         SECTION 5.12. Compliance with Laws and Court Orders. NEXTLINK and the NEXTLINK Subsidiaries hold all licenses, franchises, certificates, consents, permits, qualifications and authorizations from all Governmental Authorities necessary for the lawful conduct of their business, except where the failure to hold any of the foregoing, individually or in the aggregate, has not had and would not be reasonably expected to have a NEXTLINK Material Adverse Effect. NEXTLINK and each of the NEXTLINK Subsidiaries are, and have been in compliance with, and to the Knowledge of NEXTLINK, are not under investigation with respect to and have not been threatened to be charged with or given notice of any violation of, any such license, franchise, certificate, consent, permit, qualification or authorization, applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree, except for failures to comply or violations that, individually or in the aggregate, have not had and would not be reasonably expected to have a NEXTLINK Material Adverse Effect.

         SECTION 5.13. Litigation. There is no action, suit, investigation or proceeding (or to the Knowledge of NEXTLINK, any reasonable basis therefor) pending against, or, to the Knowledge of NEXTLINK, threatened against or affecting, NEXTLINK, any NEXTLINK Subsidiary, or any of their respective properties before any court or arbitrator or before or by any other Governmental Authority, that, individually or in the aggregate, would be reasonably expected to have a NEXTLINK Material Adverse Effect.

         SECTION 5.14. Finders' Fees. Except for Merrill Lynch & Co., a copy of whose engagement agreement has been provided to Concentric, whose fees will be paid by NEXTLINK, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of NEXTLINK, Newco or any NEXTLINK Subsidiary who might be entitled to any fee or commission from NEXTLINK or any of the NEXTLINK Subsidiaries upon consummation of the transactions contemplated by this Agreement.

         SECTION 5.15. Taxes. Except as set forth in the NEXTLINK Balance Sheet (including the notes thereto) and except as would not be, individually or in the aggregate, reasonably expected to have a NEXTLINK Material Adverse Effect: (i) all NEXTLINK Tax Returns required to be filed with any taxing authority by, or with respect to, NEXTLINK and the NEXTLINK Subsidiaries have been filed in accordance with all applicable laws; (ii) NEXTLINK and the NEXTLINK Subsidiaries have timely paid all Taxes shown as due and payable on the NEXTLINK Tax Returns that have been so filed, and, as of the time of filing, the NEXTLINK Tax Returns were correct and complete (other than Taxes which are being contested in good faith and for which adequate reserves are reflected on the NEXTLINK Balance Sheet); (iii) NEXTLINK and the NEXTLINK Subsidiaries have made provision for all Taxes payable by NEXTLINK and the NEXTLINK Subsidiaries for which no NEXTLINK Tax Return has yet been filed; (iv) the charges, accruals and reserves for Taxes with respect to NEXTLINK and the NEXTLINK Subsidiaries reflected on the NEXTLINK Balance Sheet are adequate under GAAP to cover the Tax liabilities accruing through the date thereof; (v) there is no action, suit, proceeding, audit or claim now proposed or pending against or with respect to NEXTLINK or any NEXTLINK Subsidiary in respect of any Tax where there is a reasonable possibility of an adverse determination; (vi) the federal income Tax Returns of NEXTLINK and the NEXTLINK Subsidiaries have been examined and settled with the IRS (or the applicable statutes of limitation for the assessment of federal income Taxes for such periods have expired) for all years through 1991; and (vii) there are no material Liens or encumbrances for Taxes on any of the assets of NEXTLINK or any NEXTLINK Subsidiary except liens for current Taxes not yet due.

         SECTION 5.16. Tax Opinions. There are no facts or circumstances relating to NEXTLINK or Newco that would prevent Willkie Farr & Gallagher from delivering the opinion referred to in Section 10.2(a)(ii) as of the date hereof.

         SECTION 5.17. Environmental Matters. (a) Except as have not had and would not be reasonably expected to have, individually or in the aggregate, a NEXTLINK Material Adverse Effect:

                  (i) no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review (or, to the Knowledge of NEXTLINK, any reasonable basis therefor) is pending or, to the Knowledge of NEXTLINK, is threatened by any Governmental Authority or other Person relating to or arising out of any Environmental Law;

                  (ii) NEXTLINK is and has been in compliance with all Environmental Laws and all Environmental Permits; and

                  (iii) there are no liabilities of or relating to NEXTLINK or any NEXTLINK Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, or arising under or relating to Environmental Laws or any facts, conditions, situations or set of circumstances that could reasonably be expected to result in or be the basis for any such liability.

                  (b) To the Knowledge of NEXTLINK, there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted of which NEXTLINK has knowledge in relation to the current or prior business of NEXTLINK or any NEXTLINK Subsidiary or any property or facility now or previously owned or leased by NEXTLINK or any NEXTLINK Subsidiary that reveal matters that, individually or in the aggregate, have had or would reasonably be expected to have a NEXTLINK Material Adverse Effect.

                  (c) For purposes of this Section 5.17, the terms "NEXTLINK" and "NEXTLINK SUBSIDIARY" shall include any entity that is, in whole or in part, a predecessor of NEXTLINK or any NEXTLINK Subsidiary.

         SECTION 5.18. Intellectual Property. With such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a NEXTLINK Material Adverse Effect, each of NEXTLINK and the NEXTLINK Subsidiaries own or have a valid license to use each trademark, service mark, trade name, invention, patent, trade secret, copyright, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right (collectively, the "NEXTLINK INTELLECTUAL PROPERTY") necessary to carry on its business substantially as currently conducted. Neither NEXTLINK nor any NEXTLINK Subsidiary has received any notice of infringement of or conflict with, and to NEXTLINK's knowledge, there are no infringements of or conflicts with, the rights of any Person with respect to the use of any NEXTLINK Intellectual Property that, in either such case, individually or in the aggregate, have had or would be reasonably expected to have, a NEXTLINK Material Adverse Effect.

         SECTION 5.19. Contracts. Other than as disclosed in the SEC Documents,
(a) neither NEXTLINK nor any of the NEXTLINK Subsidiaries is a party to or bound by (i) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) or any agreement, contract or commitment that would be such a "material contract" but for the exception for contracts entered into in the ordinary course of business, (ii) any non-competition agreement or any other agreement or obligation which materially limits or will materially limit NEXTLINK or the NEXTLINK Subsidiaries (or after the Mergers, Concentric or the Concentric Subsidiaries) from engaging in any line of business. With such exceptions as, individually or in the aggregate, have not had, and would not reasonably be expected to have, a NEXTLINK Material Adverse Effect, (x) each of the contracts, agreements and commitments of NEXTLINK and the NEXTLINK Subsidiaries is valid and in full force and effect and (y) neither NEXTLINK nor any of the NEXTLINK Subsidiaries has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of, any such contract, agreement or commitment. To the Knowledge of NEXTLINK, no counterparty to any such contract, agreement or commitment has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both would constitute a default or other breach under the provisions of such contract, agreement or commitment, except for defaults or breaches which, individually or in the aggregate, have not had, or would not reasonably be expected to have, a NEXTLINK Material Adverse Effect. Neither NEXTLINK nor any NEXTLINK Subsidiary is a party to, or otherwise a guarantor of or liable with respect to, any interest rate, currency or other swap or derivative transaction, other than any such transactions which are not material to the business of NEXTLINK and the NEXTLINK Subsidiaries, taken as a whole. NEXTLINK has provided or made available to Concentric a copy of each agreement of the type described in item (i) or (ii) above (except for such agreements filed as exhibits to the NEXTLINK SEC Documents.)

                  (b) Newco is a newly formed corporation with no operations or material assets and is not a party to any contracts.

         SECTION 5.20. Vote Required. The only vote of the holders of any class or series of capital stock necessary to approve the issuance of NEXTLINK Common Stock in the Alternative Merger is the affirmative vote of a majority of the votes cast by holders of NEXTLINK Common Stock and NEXTLINK Class B Common Stock (voting as a single class). The NEXTLINK Voting Agreement covers a number of votes sufficient for such approval. Pursuant to Section 251(f) of the Delaware Law, no vote of holders of Newco Capital Stock is required to approve the Mergers or the Alternative Merger.

         SECTION 5.21. Reliance of Eagle River on NEXTLINK Representations and Warranties. Eagle River shall be entitled to rely on the representations of NEXTLINK contained in Sections 5.1, 5.2, 5.3, 5.4 and 5.14 of this Article 5 to the extent applicable to the LHP Share Exchange; provided that references to this Agreement in such representations shall be deemed to include references to the Registration Rights Agreement, except that the Registration Rights Agreement is to be executed and delivered on the Closing Date. In addition to the foregoing, NEXTLINK and Newco hereby represent and warrant to Eagle River as follows:

                   (a) Newco is acquiring the Contributed Interest for investment and not with a view toward any resale or distribution of the Contributed Interest except in compliance with the 1933 Act.

                   (b) The shares of Newco Common Stock (or NEXTLINK Common Stock, as applicable), when issued and delivered to Eagle River in payment of the LHP Consideration in accordance with the terms of this Agreement, will have been duly authorized and validly issued and will be fully-paid and non-assessable.

                   (c) NEXTLINK has been leading and controlling the business of LHP and INTERNEXT (assuming that the representation of Eagle River in the first sentence of Section 6.6 to be true and correct) and, except as otherwise expressly provided in this Agreement, is not relying on any representation of Eagle River with respect to the respective business, operations or commercial prospects of LHP or INTERNEXT.

                                   ARTICLE 6.
                  REPRESENTATIONS AND WARRANTIES OF EAGLE RIVER

         Eagle River hereby represents and warrants to NEXTLINK that:

         SECTION 6.1. Organization and Authority. Eagle River and, to the Knowledge of Eagle River, LHP, is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Washington. Eagle River has all requisite power and authority to execute and deliver this Agreement and the Registration Rights Agreement, to perform its obligations under this Agreement and the Registration Rights Agreement, and to consummate the transactions contemplated in this Agreement and the Registration Rights Agreement.

         SECTION 6.2. Due Authorization etc. The execution, delivery and performance by Eagle River of this Agreement and the Registration Rights Agreement have been authorized by all necessary action on Eagle River's behalf. Eagle River has duly executed and delivered this Agreement and Eagle River will, by the Closing Date, have duly executed and delivered the Registration Rights Agreement. This Agreement constitutes and the Registration Rights Agreement will, by the Closing Date, constitute legal, valid and binding obligations of Eagle River, enforceable against Eagle River in accordance with their respective terms.

         SECTION 6.3. No Conflicts, etc. The execution, delivery and performance by Eagle River of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement do not: (a) conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time, or both) (i) any applicable law statute, ordinance, rule, regulation, judgment, injunction, order or decree; (ii) the certificate of formation or other organizational documents of Eagle River; or (iii) any material contract, agreement or other instrument to which Eagle River is a party or by which its properties or assets may be bound; or (b) create in any other Person a right or claim of termination, amendment, modification, acceleration or cancellation of, or result in or require the creation of any Lien (or any obligation to create any Lien) on, the Level 3 Agreement or the rights of INTERNEXT therein.

         SECTION 6.4. Consents. Eagle River is not required to obtain any consent, approval or authorization of any Governmental Authority or other consent in connection with the execution and delivery of this Agreement or the Registration Rights Agreement, or the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement.

         SECTION 6.5. Title to Contributed Interest, etc. Eagle River owns, beneficially and of record, the Contributed Interest, free and clear of any Liens other than Liens created by NEXTLINK or Newco. Upon the payment for the Contributed Interest at the Closing under this Agreement, Newco will acquire good and valid title to the Contributed Interest free and clear of any Liens other than Liens created by NEXTLINK or Newco.

         SECTION 6.6. No Actions. Except for this Agreement, Eagle River has not taken any action (i) binding, or purporting to bind, LHP or INTERNEXT or any of their respective assets in any manner; or (ii) committing, or purporting to commit, LHP or INTERNEXT to issue any additional limited liability company interests or admit any Person as a member of LHP or INTERNEXT. To the best knowledge of Eagle River, neither LHP nor INTERNEXT has any liabilities or obligations of any nature except those arising hereunder, under the Level 3 Agreement and any that may have been created by NEXTLINK.

         SECTION 6.7. Brokers, Finders, etc. All negotiations relating to this Agreement, and the transactions contemplated by this Agreement, have been carried on without the participation of any Person acting on behalf of Eagle River or LHP in such a manner as to give rise to any valid claim against Newco, LHP or INTERNEXT for any brokerage or finder's commission, fee or similar compensation.

         SECTION 6.8. Acquisition for Investment. Eagle River is acquiring shares of Newco Common Stock or NEXTLINK Common Stock, as the case may be, for investment and not with a view toward any resale or distribution of such shares except in compliance with the 1933 Act.

                                   ARTICLE 7.
                             COVENANTS OF CONCENTRIC

         Concentric agrees that:

         SECTION 7.1. Concentric Interim Operations. Except as set forth in the Concentric Disclosure Schedule or otherwise contemplated by this Agreement and the other agreements by and between Concentric and its affiliates, on the one hand, and NEXTLINK and its affiliates, on the other hand, and the several transactions contemplated hereby and thereby, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Concentric agrees (except to the extent that NEXTLINK shall otherwise have previously consented in writing) to carry on the Concentric Group's respective business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay the debts and Taxes of Concentric Group when due (unless debts and Taxes are subject to a dispute that Concentric is reasonably and actively seeking to resolve), to pay or perform other obligations when due (unless such obligations are the subject of a dispute that Concentric is actively seeking to resolve) and, to the extent consistent with such businesses, use its reasonable efforts consistent with past practice and policies to preserve intact Concentric Group's present business organizations, keep available the services of its present officers and key employees, to maintain in effect all material foreign, federal, state and local licenses, approvals and authorizations, including, without limitation, all material licenses and permits that are required for Concentric or any Concentric Subsidiary to carry on its business and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, all with the goal of preserving the Concentric Group's goodwill and ongoing business at the Effective Time, and to refrain from taking such action that would cause any of the conditions contained in Article IX hereof not to be satisfied; provided, however, that Concentric shall not be deemed in breach of this Section 7.1 because of attrition, if any, among Concentric's employees which may occur as a result of this Agreement, the transactions contemplated hereby or the announcement or pendancy thereof, so long as Concentric uses reasonable efforts to retain such employees at Concentric. Without limiting the generality of the foregoing, except as set forth in the Concentric Disclosure Schedule or as otherwise contemplated by this Agreement, from the date hereof until the Effective Time, without the prior written consent of NEXTLINK, Concentric shall not, nor shall it permit any Concentric Subsidiary to:

                  (a) amend its certificate of incorporation or by-laws or other applicable governing instrument;

                  (b) amend any material term of any of its outstanding securities;

                  (c) split, combine, subdivide or reclassify any shares of its capital stock or other equity interests or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of its securities or any securities of Concentric or any Concentric Subsidiary, except for (i) regular dividends on outstanding preferred stock pursuant to the terms of such securities, (ii) dividends paid by any Concentric Subsidiary that is, directly or indirectly, wholly owned by Concentric;

                  (d) adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization (other than a merger or consolidation between wholly owned Concentric Subsidiaries and acquisitions or mergers of a Concentric Subsidiary, in which the sole consideration consists of cash in an amount not to exceed $5,000,000 in any one transaction or series of related transactions or $25,000,000 in the aggregate);

                  (e) issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of its capital stock of any class or other equity interests or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such capital stock or other equity interests, other than (i) the issuance of shares of Concentric Common Stock upon the exercise of stock options or warrants in accordance with their present terms, (ii) issuances pursuant to the conversion of convertible securities outstanding on the date hereof in accordance with their present terms, (iii) the granting of options to acquire shares of Concentric Common Stock in accordance with Section 6.1(n) of the Concentric Disclosure Schedule;

                  (f) incur any capital expenditures exceeding by more than $5 million the amount currently budgeted therefor as set forth in the Concentric Disclosure Schedule;

                  (g) except for capital expenditures, which shall be governed by clause (f), acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, other than (i) pursuant to agreements in effect as of the date hereof and listed in the Concentric Disclosure Schedule, (ii) assets used in the ordinary course of business of Concentric and the Concentric Subsidiaries in a manner that is consistent with past practice or (iii) assets having a fair market value not exceeding $5,000,000 in individual cases or $25,000,000 in the aggregate;

                  (h) other than pursuant to agreements in effect as of the date hereof and listed in the Concentric Disclosure Schedule, sell, lease, license, encumber or otherwise transfer any domestic assets having a fair market value exceeding $5,000,000 in any one transaction or series of related transactions or $25,000,000 in the aggregate;

                  (i) incur, assume or guarantee any indebtedness for borrowed money other than as expressly contemplated in the Concentric Disclosure Schedule or as otherwise agreed with NEXTLINK;

                  (j) make any loan, advance or capital contributions to or investment in any Person other than loans, advances or capital contributions to or investments in its wholly owned Subsidiaries, except for advances to Internet Technology Group plc not to exceed $12 million in the aggregate;

                  (k) engage in or enter into any transaction or commitment, enter into any contract or agreement, or relinquish or amend in any respect any contract or other right outside of the ordinary course of Concentric's business consistent with past practice (except as otherwise specifically permitted by this Section 7.1);

                  (l) enter into any agreement or arrangement that materially limits or otherwise materially restricts Concentric, any Concentric Subsidiary or any of their respective Affiliates or any successor thereto or that would, after the Effective Time, materially limit or restrict NEXTLINK, any NEXTLINK Subsidiary, the Surviving Corporation or any of their Affiliates, from engaging in any line of business;

                  (m) except as required pursuant to existing written, binding agreements listed in the Concentric Disclosure Schedule or as otherwise mandated by law as of the date hereof (i) enter into any commitment to provide any severance or termination pay to (or amend any existing arrangement with) any director, officer or employee of Concentric or any Concentric Subsidiary, (ii) increase the benefits payable under any existing severance or termination pay policy or employment agreement (other than as may be increased by function of the existing terms of any such policy or agreement), (iii) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any director, officer or employee of Concentric or any Concentric Subsidiary, (iv) establish, adopt or amend (except as required by applicable law) any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of Concentric or any Concentric Subsidiary, except that Concentric and the Concentric Subsidiaries may amend any such existing agreement or plan or adopt a successor plan or arrangement to the extent mandated by applicable law or to the extent that such amendment would not result in a more than de minimis increase in the costs or liabilities under such agreement or plan, (v) other as required by any agreement in effect as of the date hereof, increase the compensation, bonus or other benefits payable to any director, officer or employee of Concentric or any Concentric Subsidiary or (vi) amend the terms of any outstanding option to purchase shares in Concentric Common Stock; provided, that nothing in this Section 7.1(m) shall prohibit raises and option grants to employees (other than officers and directors) in the ordinary course;

                  (n) change (i) its methods of accounting or accounting practices in any material respect, except as required by concurrent changes in U.S. GAAP or by law or (ii) its fiscal year;

                  (o) enter into or amend in any material respect any agreement of general or limited partnership, limited liability company agreement or any other agreement creating a "joint venture" (as defined in the HSR Act) involving assets or liabilities in excess of $5 million;

                  (p) settle, or propose to settle, any litigation, investigation, arbitration, proceeding or other claim in an aggregate amount for all such matters in excess of $1,500,000,

(excluding amounts for which Concentric is contractually entitled to indemnification from a third party);

                  (q) make any material tax election or enter into any settlement or compromise of any material tax liability;

                  (r) take any action that would make any representation or warranty of Concentric hereunder inaccurate in any material respect at the Effective Time; or

                  (s)  agree or commit to do any of the foregoing;

provided that the limitations set forth above shall not apply to any transaction between Concentric and any Concentric Subsidiary that is wholly owned by Concentric or between any such wholly owned Concentric Subsidiaries.

         SECTION 7.2. Concentric Stockholders' Meeting; Proxy Material. (a) Concentric shall cause the Concentric Stockholders' Meeting to be duly called and held as soon as reasonably practicable following the receipt of an order of the SEC declaring the Registration Statement effective under the 1933 Act for the purpose of voting on the approval and adoption of this Agreement and the Mergers. In connection with such meeting, Concentric will (i) subject to Section 7.2(b), use its best efforts to obtain the necessary approvals by its stockholders of this Agreement and the transactions contemplated hereby and (ii) otherwise comply with all legal requirements applicable to such meeting.

                  (b) Except as provided below, the Board of Directors of Concentric shall unanimously recommend approval and adoption of this Agreement and the Mergers or the Alternative Merger, as applicable, by Concentric's stockholders and shall take all lawful action to solicit such approval including calling a special meeting of its stockholders and mail the Proxy Statement in connection therewith. The Board of Directors of Concentric shall be permitted to withdraw, or modify in a manner adverse to NEXTLINK, its recommendation to its stockholders, but only if: (i) Concentric has complied with the terms of Section 7.3, including, without limitation, the requirement in Section 7.3(b) that it notify NEXTLINK promptly after its receipt of any Acquisition Proposal, or has made good faith efforts to comply with such terms of Section 7.3 and has substantially complied with them; (ii) a Superior Proposal is pending at the time the Board of Directors determines to take any such action; (iii) the Board of Directors determines in good faith by a majority vote, after consultation with Concentric's outside counsel, that it is required to take such action to satisfy its fiduciary duties under applicable law; and (iv) Concentric shall have delivered to NEXTLINK a prior written notice advising NEXTLINK that it intends to take such action (such notice to be delivered not less than two days prior to the time such action is taken). Unless this Agreement is previously terminated in accordance with Article 11,


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Concentric shall submit this Agreement to its stockholders at the Concentric
Stockholders' Meeting even if the Concentric Board of Directors determines at any time after the date hereof that is no longer advisable or recommends that the Concentric stockholders reject it.

         SECTION 7.3. No Solicitation. (a) From the date hereof until the termination hereof, Concentric will not, and will cause the Concentric Subsidiaries and the officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors of Concentric and the Concentric Subsidiaries not to, directly or indirectly: (i) take any action to solicit, initiate, or knowingly facilitate or encourage the submission of any Acquisition Proposal; (ii) other than in the ordinary course of business and not related to an Acquisition Proposal, engage in any discussions or negotiations with, or disclose any non-public information relating to Concentric or any Concentric Subsidiary or afford access to the properties, books or records of Concentric or any Concentric Subsidiary to, any Person who is known by Concentric to be considering making, or has made, an Acquisition Proposal;
(iii) (A) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Concentric (a "STANDSTILL AGREEMENT"), (B) approve any transaction under Section 203 of Delaware Law, (C) to the fullest extent permitted by Delaware Law, amend or grant any waiver or release or approve any transaction or redeem any Rights or
(D) approve of any Person's becoming an "interested stockholder" under Section 203 of Delaware Law or (iv) enter into any agreement with respect to an Acquisition Proposal (other than a confidentiality agreement as described in item (C) below); provided that Concentric may negotiate or otherwise engage in substantive discussions with, and furnish non-public information and provide a waiver or release of a Standstill Agreement to, any Person (a "THIRD PARTY") who delivers an unsolicited Acquisition Proposal that the Concentric Board of Directors reasonably believes will lead to a Superior Proposal if: (A) Concentric has complied with the terms of this Section 7.3, including without limitation, the requirement in Section 7.3(b) that it notify NEXTLINK promptly after its receipt of any Acquisition Proposal (or has made good faith efforts to comply with such terms and has substantially complied with them); (B) the Board of Directors of Concentric determines in good faith by a majority vote, after consultation with Concentric's outside legal counsel, that it must take such action to comply with its fiduciary duties under applicable law; and (C) the Third Party executes a confidentiality agreement with terms no less favorable in the aggregate to Concentric than those contained in the Confidentiality Agreement dated as of November 18, 1999 between Concentric and NEXTLINK (the "CONFIDENTIALITY AGREEMENT"). Nothing contained in this Agreement shall prevent the Board of Directors of Concentric from complying with applicable securities laws and regulations including, without limitation, the 1934 Act


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


and Rule 14e-2 and Rule 14d-9 thereunder with regard to an Acquisition Proposal.

                  (b) Concentric will notify NEXTLINK promptly (but in no event later than 48 hours) after receipt by Concentric (or any of its advisors) of any Acquisition Proposal, or of any request (other than in the ordinary course of business and not related to an Acquisition Proposal) for non-public information relating to Concentric or any of the Concentric Subsidiaries or for access to the properties, books or records of Concentric or any Concentric Subsidiary by any Person who is known to be considering making, or has made, an Acquisition Proposal. Concentric shall provide such notice orally and in writing and shall identify the Person making, and the terms and conditions of, any such Acquisition Proposal, indication or request. Concentric shall keep NEXTLINK fully informed, on a prompt basis (but in any event no later than 48 hours), of the status and details of any such Acquisition Proposal, indication or request. Concentric shall, and shall cause the Concentric Subsidiaries and the directors, employees and other agents of Concentric and the Concentric Subsidiaries to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any Persons conducted prior to the date hereof with respect to any Acquisition Proposal.

         SECTION 7.4. Bondholder and Preferred Consent. (a) Each of Concentric and NEXTLINK shall (i) solicit, and use its commercially reasonable efforts to obtain, the consent of holders of the Concentric Senior Notes and the Concentric Series B Preferred Stock to the Mergers and, at NEXTLINK's request, to the replacement, as of the Effective Time, of the covenants contained in the indentures relating to the Concentric Senior Notes and the Concentric Debentures and the Concentric Series B Preferred Stock covenants substantially identical, mutatis mutandis, to those applicable to NEXTLINK's 10 1/2% Senior Notes due 2009 and the consent of the holder of the Concentric Series C Preferred Stock to the items contemplated by clauses (A) and (D) of Section 3.1(i), provided that any fees or other inducements paid or provided for in connection therewith shall be paid by NEXTLINK in such amounts, at such times and subject to such contingencies as NEXTLINK shall determine in its sole discretion and/or, if NEXTLINK elects to do so, (ii) exchange the Concentric Series B Preferred Stock for Concentric Debentures in accordance with its terms and subject such Concentric Notes and the Concentric Debentures to covenant defeasance in accordance with Section 403 of the respective indentures related thereto, effective immediately prior to the Mergers, in the case of the Concentric Senior Notes, and effective immediately prior to the exchange of Concentric Series B Preferred Stock for Concentric Debentures, in the case of the Concentric Debentures, in each case with the funds therefor to be supplied by NEXTLINK, provided that nothing contained in this Agreement will require NEXTLINK to elect such covenant defeasance.


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


                  (b) If, within forty (40) days after the date Concentric distributes a consent solicitation contemplated in Section 7.4(a)(i) or such extension thereof as NEXTLINK shall determine, with the consent of Concentric not to be unreasonably withheld (the "SOLICITATION TERMINATION DATE"), Concentric has not received the requisite consents of holders of the Concentric Senior Notes and Concentric Series B Preferred Stock to the actions described in
Section 7.4(a)(i), NEXTLINK may elect (the "NEXTLINK ELECTION") to commence an exchange offer as set forth in Section 7.5. NEXTLINK shall exercise the NEXTLINK Election, if it determined, in its sole discretion, to do so, by delivering written notice to Concentric within five (5) Business Days after the Solicitation Termination Date. Concentric agrees to provide NEXTLINK with written notice of the Solicitation Termination Date at least five (5) Business Days prior to the occurrence of the Solicitation Termination Date.

         SECTION 7.5.  The Exchange Offer.

                  (a) Terms of the Exchange Offer. Upon the making of a NEXTLINK Election, Newco shall announce as promptly as practicable in accordance with applicable law the commencement (within the meaning of Rule 14d-2 under the 1934
Act) of an irrevocable exchange offer (the "EXCHANGE OFFER") to acquire all of the issued and outstanding shares of Concentric Common Stock and Concentric Series C Preferred Stock in exchange for the Common Stock Consideration and the Concentric Series C Consideration, respectively (the "EXCHANGE CONSIDERATION"), and with such other terms and conditions which make the Exchange Offer at least as favorable to the exchanging holders of such shares as the Mergers. Newco shall conduct such Exchange Offer in accordance with this Section 7.5 and applicable law. To the extent practicable in the context of the Exchange Offer, the parties hereto shall seek to provide to each other all of the benefits of the provisions of this Agreement. Newco hereby agrees that within two (2) Business Days following the later to occur of the expiration of the minimum statutory period during which exchange offers must remain open and all Exchange Offer Conditions (as defined below) having been satisfied or waived, Newco shall accept for exchange all shares of Concentric Common Stock and Concentric Series C Preferred Stock tendered and promptly issue the Exchange Consideration to the holders of Concentric Common Stock and Concentric Series C Preferred Stock who shall have tendered their shares in the Exchange Offer.

                  The obligation of Newco to consummate the Exchange Offer once it is commenced and to accept for exchange the shares of Concentric Common Stock and Concentric Series C Preferred Stock tendered pursuant to the Exchange Offer shall be subject only to the following conditions (the "EXCHANGE OFFER CONDITIONS"): (i) the holders of the outstanding Concentric Common Stock and Concentric Series C Preferred Stock (on a fully converted basis) representing at least 50.1% of the voting power of the Concentric Common Stock (on a fully diluted basis) as of


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


the date the Exchange Offer is commenced (and all shares of Concentric Common Stock and Concentric Series C Preferred Stock (on a fully converted basis) held by Newco, each NEXTLINK Subsidiary and each affiliate thereof shall be deemed to be included within such 50.1%) accepting the Exchange Offer, (ii) the resignations of Concentric's directors prior to consummation of the Exchange Offer and (iii) the satisfaction of the following conditions precedent sections of this Agreement (to the extent applicable to an exchange offer): 10.1(b), 10.1(c), 10.1(d), 10.1(e), 10.1(f), 10.1(g), 10.2(a)(i), 10.2(a)(ii), 10.3(a)
and 10.3(b). Newco expressly reserves the right to waive any such condition, to increase the consideration payable in the Exchange Offer and to make any other changes in the terms and conditions of the Exchange Offer which make the Exchange Offer more favorable to the holders of the issued and outstanding shares of Concentric Common Stock and Concentric Series C Preferred Stock than the Mergers and than the requirements for the Exchange Offer set forth herein. Notwithstanding the foregoing, no change may be made which (i) causes the Exchange Offer not to meet the requirements of this Section 7.5, (ii) decreases or changes the Exchange Consideration to be paid in the Exchange Offer, (iii) reduces the number of shares of Concentric Common Stock and Concentric Series C Preferred Stock sought to be purchased in the Exchange Offer, (iv) imposes conditions to the Exchange Offer other than those permitted by this Section 7.5,
(v) extends the expiration date of the Exchange Offer or (vi) otherwise alters or amends any term of the Exchange Offer in any manner materially adverse to the holders of shares of Concentric Common Stock and Concentric Series C Preferred Stock; provided, however, that subject to the right of the parties to terminate this Agreement pursuant to Section 10.1, the Exchange Offer may be extended for any period to the extent required to satisfy any Exchange Offer Condition or to the extent required by law or by any rule, regulation, interpretation or position of the SEC or the staff thereof, so long as the Exchange Offer shall not extend beyond the End Date. Newco shall not acquire less than all of the shares of Concentric Common Stock and Concentric Series C Preferred Stock or other securities that are tendered pursuant to the Exchange Offer.

                  (b) Exchange Offer Documents. As promptly as practicable after the election by the Newco to commence the Exchange Offer, Newco shall file with the SEC a registration statement (together with the amendments thereof or supplements thereto, the "EXCHANGE REGISTRATION STATEMENT") in connection with the registration under the 1933 Act of the Newco Common Stock and Newco Series F Preferred Stock to be issued pursuant to the Exchange Offer. Newco shall use all reasonable efforts to have or cause the Exchange Registration Statement to become effective as promptly as practicable. As promptly as practicable (and in any event within five (5) Business Days) after the Exchange Registration Statement has become effective, Newco shall commence the Exchange Offer. As promptly as practicable on the date of commencement of the Exchange Offer, Newco shall file with


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


the SEC a Tender Exchange Offer Statement on Schedule 14D-1 promulgated under the 1934 Act (together with all amendments and supplements thereto, the "SCHEDULE 14D-1") with respect to the Exchange Offer, and take such steps as are reasonably necessary to cause the Exchange Offer to be disseminated to the holders of shares of Concentric Common Stock and Concentric Series C Preferred Stock as and to the extent required by applicable federal securities laws. The
Schedule 14D-1 shall contain an offer to exchange (the "OFFER TO EXCHANGE") and forms of the related letter of transmittal and any related summary advertisement (the Schedule 14D-1, the Exchange Registration Statement, the Offer to Exchange and such other documents as may be required by the 1934 Act, Nasdaq, the National Association of Securities Dealers or any other applicable laws, rules or regulations, together with all amendments and supplements thereto, the "EXCHANGE OFFER DOCUMENTS"). Newco shall use its best efforts to distribute such Exchange Offer Documents, and any other documents required by law or this Agreement to all holders of shares of Concentric Common Stock and Concentric Series C Preferred Stock, in accordance with the requirements of this Section
7.5. Newco and Concentric shall correct promptly any information provided by any of them for use in the Exchange Offer Documents if such information shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, and Newco shall use all reasonable efforts to cause the Schedule 14D-1 as so corrected to be filed with the SEC and the other Exchange Offer Documents as so corrected to be disseminated to holders of shares of Concentric Common Stock and Concentric Series C Preferred Stock, in each case as and to the extent required by applicable federal securities laws and this Section 7.5. Concentric and its counsel shall be given a reasonable opportunity to review and comment on the Exchange Offer Documents prior to their being filed with the SEC, and Newco will provide Concentric and its counsel with copies of any written comments that Newco receives from the SEC or its staff with respect to the Exchange Offer Documents promptly after receipt of any such comments.

                  (c) Stock Options. The Exchange Offer will extend to all shares of Concentric Common Stock which may be issued as a result of the exercise of outstanding options, warrants and other rights to purchase or acquire Concentric Common Stock, and will involve assumption of other options, warrants and rights, to the same extent as required with respect to the Mergers under Sections 3.1(k) and 3.1(l).

                  (d) Concentric Recommendation. On the date the Schedule 14D-1 is filed with the SEC, Concentric shall file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 promulgated under the 1934 Act (together with all amendments and supplements thereto, the "SCHEDULE 14D-9") containing the recommendation of the Board of Directors of Concentric for the


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


stockholders of Concentric to accept the Exchange Offer, except to the extent the Board of Directors would be permitted to alter its recommendation under
Section 7.2(b) with respect to the Mergers, and shall take such steps as are necessary to cause the Schedule 14D-9 to be disseminated to the holders of shares of Concentric Common Stock and Concentric Series C Preferred Stock as and to the extent required by the National Association of Securities Dealers or any other applicable laws, rules and regulations, including, without limitation, applicable federal securities laws. Newco, Concentric and NEXTLINK shall amend or correct promptly any information provided by any of them for use in the
Schedule 14D-9 which shall have become false or misleading, and Concentric shall take all steps necessary to cause the Schedule 14D-9 as so amended or corrected to be filed with the SEC and disseminated to holders of shares of Concentric Common Stock and Concentric Series C Preferred Stock, in each case as and to the extent required by applicable federal securities laws. Newco and its counsel shall be given a reasonable opportunity to review and comment on the Schedule 14D-9 prior to its being filed with the SEC, and Concentric will provide Newco and its counsel with copies of any written comments that Concentric receives from the SEC or its staff with respect to the Schedule 14D-9 promptly after receipt of any such comments.

                  (e) Stockholder List. In connection with the Exchange Offer, Concentric shall cause Concentric's transfer agent to furnish Newco promptly with mailing labels containing the names and addresses of all record holders of shares of Concentric Common Stock and Concentric Series C Preferred Stock and with security position listings of shares of Concentric Common Stock and Concentric Series C Preferred Stock held in stock depositories, each as of a recent date, together with all other available listings and computer files containing names, addresses and security position listings of record holders and beneficial owners of shares of Concentric Common Stock and Concentric Series C Preferred Stock. Concentric shall furnish Newco with such additional information, including, without limitation, updated listings and files of stockholders, mailing labels and security position listings and such other assistance as Newco or its representatives may reasonably request in communicating the Exchange Offer to record and beneficial holders of shares of Concentric Common Stock and Concentric Series C Preferred Stock. Subject to the requirements of the 1933 Act, the 1934 Act, Nasdaq, the National Association of Securities Dealers and any other applicable laws, rules or regulations, and except for such steps as are necessary to disseminate the Exchange Offer Documents and any other documents necessary to consummate the transactions contemplated by this Agreement, Newco shall hold in confidence the information contained in such labels, listings and files, shall use such information only in connection with the transactions contemplated by this Agreement, and, if this Agreement shall be terminated in accordance with Section 10, shall deliver to Concentric all copies of, and any extracts or summaries from, such information then in its possession or control.

                  (f) Cooperation. In connection with the Exchange Offer, Concentric shall furnish Newco with such information (which will be treated and held in confidence by Newco except to the extent required to be disclosed pursuant to the Exchange Offer or this Agreement) and assistance as Newco or its representatives may reasonably request in connection with the preparation of the Exchange Offer and communicating the Exchange Offer to the record and beneficial holders of shares of Concentric Common Stock and Concentric Series C Preferred Stock.

                  (g) Merger Following the Closing of the Exchange Offer. Prior to the closing of the Exchange Offer, Newco shall create a wholly owned subsidiary ("NEWCO MERGER SUB") and, immediately following the closing of the Exchange Offer, NEXTLINK shall merge with and into Newco Merger Sub (the "EXCHANGE OFFER MERGER") in accordance with Delaware Law, with NEXTLINK being the surviving corporation of such merger and the separate corporate existence of Newco Merger Sub shall cease. In the Exchange Offer Merger, each outstanding share of capital stock of Newco Merger Sub will be converted into a share of capital stock of the surviving corporation of the Exchange Offer Merger, (i) each issued and outstanding share of NEXTLINK capital stock will be converted into a share of capital stock of Newco as contemplated for each class and series thereof by Section 3.1. Immediately following the consummation of the Exchange Offer Merger and the Exchange Offer, the LHP Share Exchange shall be consummated as contemplated by Section 2.2.

                  (h) Subsequent Merger. In the event that the requisite consents for the actions to be taken pursuant to Section 7.4(a)(i) are obtained following commencement of the Exchange Offer, Newco will continue with the Exchange Offer pursuant to this Section 7.5, and promptly following consummation of the Exchange Offer Newco, NEXTLINK and Concentric will cause the Mergers to occur, with the Common Stock Ratio equal to the exchange ratio applicable to the Exchange Offer. Newco, NEXTLINK and Concentric will make all requisite filings in connection with the Mergers, including the preparation and distribution of a registration statement and any required information statement. If the requisite consents are obtained after the Solicitation Termination Date but prior to the time the Exchange Offer is commenced, Newco shall either proceed as set forth in this paragraph or abandon the Exchange Offer and (by written notice to Concentric) restore the obligations of the parties with respect to the Mergers, fully as though the requisite consents had been obtained prior to commencement of the Exchange Offer.


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


                                   ARTICLE 8.
                              COVENANTS OF NEXTLINK

                  NEXTLINK agrees that:

         SECTION 8.1. Eagle River Consent. NEXTLINK will set a record date to obtain the written consent of Eagle River to this Agreement and the consummation of the transactions contemplated hereunder no later that the date the Registration Statement is declared effective.

         SECTION 8.2. Director and Officer Liability. (a) From and after the Effective Time, Newco will indemnify each officer and director of the Concentric Group as of the Effective Time (each an "INDEMNIFIED PERSON") to the fullest extent permitted under applicable law, the Amended and Restated Certificate of Incorporation and Bylaws of Concentric or any Concentric subsidiary, as applicable, and any agreement between the Indemnified Person and Concentric or any Concentric Subsidiary, as applicable, in each case as in effect as of the date hereof with respect to any claim, liability, loss, damage, judgment, fine, penalty, amount paid in settlement or compromise, cost or expense based in whole or in part on, or arising in whole or in part out of, the fact that the Indemnified Person was a director or officer of the Concentric Group at or prior to the Effective Time. The rights under this Section 8.2 are contingent upon the occurrence of, and will survive consummation of, the transactions contemplated hereby and are expressly intended to benefit each Indemnified Person.

                  (b) Without limiting the provisions of paragraph (a), after the Effective Time Newco will indemnify and hold harmless each Indemnified Person against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent arising out of or pertaining to any action or omission in his or her capacity as a director or officer of the Concentric Group arising out of or pertaining to this Agreement or the transactions contemplated by this Agreement for a period of six years after the Effective Time; provided, however, that if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Newco a written notice asserting a claim for indemnification under this Section 8.2, then the claim asserted in such notice shall survive the sixth anniversary of the Effective Time until such time as such claim is fully and finally resolved. In the event of any such claim, action, suit, proceeding or investigation Newco will pay the reasonable fees and expenses of counsel for the Indemnified Person promptly after statements therefor are received (provided that in the event that any Indemnified Person is not entitled to indemnification hereunder, any amounts advanced on his or her behalf shall be remitted to NEXTLINK);


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


provided, however, that Newco will not be liable for any settlement effected without its express written consent which consent will not be unreasonably withheld. The Indemnified Persons as a group may retain only one law firm (in addition to local counsel) to represent them with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Persons.

                  (c) For six years after the Effective Time, Newco shall provide officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time (including, without limitation, for acts or omissions occurring in connection with this Agreement and the consummation of the transactions contemplated hereby) covering and for the benefit of each such Indemnified Person currently covered by Concentric's officers' and directors' liability insurance policy on terms with respect to coverage and amount (including with respect to the payment of attorney's fees) no less favorable than those of such policy in effect on the date hereof (which policy has been provided by Concentric to NEXTLINK); provided that if the aggregate annual premiums for such insurance during such period shall exceed 200% of the per annum rate of premium paid by Concentric as of the date hereof for such insurance, then the Surviving Corporation shall provide a policy with the best coverage as shall then be available at 200% of such rate.

                  (d) The rights of each Indemnified Person and its heirs and legal representatives under this Section 8.2 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of Concentric or any Concentric Subsidiary, or under Delaware Law or any other applicable laws. These rights shall survive consummation of the Mergers and are intended to benefit, and shall be enforceable by, each Indemnified Person and shall be binding on all successors and assigns.

         SECTION 8.3. Quotation of Stock. (a) NEXTLINK shall use its best efforts to cause (i) the shares of Newco Common Stock (or NEXTLINK Common Stock, as applicable) to be issued in connection with the Mergers, (ii) shares of Newco Common Stock (or NEXTLINK Common Stock, as applicable) reserved for issuance upon conversion of the Newco Series B Preferred Stock (or NEXTLINK Common Stock, as applicable) (iii) shares of Newco Common Stock reserved for issuance in connection with the Adjusted Options to be approved for quotation on Nasdaq, subject to official notice of issuance.

                  (b) NEXTLINK shall use its best efforts to cause the NEXTLINK 14% Preferred Stock and NEXTLINK 6 1/2% Preferred Stock to be approved for quotation on Nasdaq prior to the record date for the Eagle River consent.

                  (c) Concentric shall use its best efforts to cause the Concentric Series B Preferred Stock to be approved for quotation on Nasdaq prior to the record date for the Concentric Stockholders Meeting.

         SECTION 8.4. NEXTLINK Board of Directors. Immediately prior to the Effective Time, the Board of Directors of NEXTLINK will take all necessary action to expand the size of its Board of Directors by two members and to appoint Mr. Henry R. Nothhaft (or, in the event Mr. Nothhaft is unable to serve, such other person as may be designated by Concentric and reasonably satisfactory to NEXTLINK) and one other person who is currently serving as a Concentric Director and who is selected by Concentric and reasonably satisfactory to NEXTLINK (Mr. Nothhaft and such person, the "NEW DIRECTORS") to the NEXTLINK Board of Directors. From the Effective Time until and including the second annual meeting of the stockholders of NEXTLINK taking place after the Effective Time, (i) the Board of Directors of NEXTLINK will nominate the New Directors for reelection to the NEXTLINK Board of Directors at each subsequent annual or special meeting of the stockholders of NEXTLINK at which the New Directors' terms expire and (ii) and for so long as Mr. Nothhaft is a New Director, he will be a Vice Chairman of the Board.

         SECTION 8.5.  Employee Matters.  (a)  Newco shall:

                  (i) honor the terms of all Concentric Employee Plans and Concentric Benefit Arrangements in existence at the Effective Time, and pay the benefits required under the terms of such plans and arrangements, in each case subject to Section 8.5(c); and

                  (ii) until December 31, 2000 with respect to employees of Concentric or any of Concentric Subsidiaries at the Effective Time ("TRANSFERRED EMPLOYEES"), provide a level of employee benefits and aggregate compensation which is substantially comparable in the aggregate to the level of employee benefits and aggregate compensation provided by Concentric and Concentric Subsidiaries as of the Effective Time (other than the benefits provided under any severance or termination benefit plans and arrangements of Concentric or any Concentric Subsidiary).

                  (b) If Transferred Employees are included in any benefit plan program or arrangement of the Surviving Corporation, including without limitation, any plan or arrangement providing vacation benefits, the Transferred Employees shall receive credit for service prior to the Effective Time with Concentric and the Concentric Subsidiaries and their predecessors to the same extent such service was counted under similar Concentric Employee Plans, Concentric Benefit Arrangements and Concentric International Plans for purposes of determining eligibility to participate and vesting and benefit accrual (except that with respect to benefit accrual, such service shall not be counted to the extent that it would result in a duplication of benefits). If Transferred Employees or their dependents are included in any medical, dental, vision or health plan other than the plan or plans they participated in at the Effective Time (a "SUCCESSOR PLAN"), any such Successor Plan shall not include pre-existing condition exclusions, except to the extent such exclusions were applicable under any similar Concentric Employee Plan at the Effective Time.

                  (c) Except as otherwise specifically set forth above, nothing contained herein shall be construed as requiring NEXTLINK or any NEXTLINK Subsidiary to continue any specific Employee Plan or Benefit Arrangement including any Concentric Employee Plan or Concentric Benefit Arrangement to continue the employment of any specific person, provided however that any changes that Newco may make to any such Employee Plan or Benefit Arrangement are permitted by the terms of the applicable Employee Plan or Benefit Arrangement and under any applicable law.

                  (d) Following the Effective Time, Newco will implement the performance incentives described in Section 8.5 of the NEXTLINK Disclosure Schedule for the benefit of the Transferred Employees.

         SECTION 8.6. Assumption of Concentric Stock Option Plans; Form S-8 Employee Plans.

                  (a) At the Effective Time, Newco shall assume all outstanding Concentric Stock Options under existing Concentric option plans and such Concentric option plans shall be canceled with respect to future grants thereunder, and shall file, no later than five days after the Closing, a registration statement on Form S-8 covering the shares of Newco Common Stock issuable pursuant to outstanding Concentric Options granted under the Concentric Option Plans. Concentric shall cooperate with and assist NEXTLINK in the preparation of such registration statement prior to the Effective Time.

                  (b) Immediately prior to the Effective Time, outstanding purchase rights under Concentric's 1997 Employee Stock Purchase Plan (the "ESPP") shall be exercised in accordance with the terms of the ESPP and each share of Concentric Common Stock purchased pursuant to such exercise shall, without any action on the part of the holder thereof, be converted into the right to receive a number of shares of NEXTLINK Common Stock determined according to the Exchange Ratio, without the issuance of certificates representing issued and outstanding shares of Concentric Common Stock to ESPP participants. Concentric agrees that it shall terminate the ESPP immediately following the aforesaid purchase of shares of Concentric Common Stock thereunder.

                                   ARTICLE 9.
                COVENANTS OF NEXTLINK, CONCENTRIC AND EAGLE RIVER

         The parties hereto agree that:

         SECTION 9.1. Reasonable Efforts. (a) Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use commercially reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents, tax opinions and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

                  (b) In furtherance and not in limitation of the foregoing, each of NEXTLINK and Concentric agrees to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable, (ii) supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act, (iii) use best efforts to complete the review process under the HSR Act to permit the consummation of the Mergers including, but not limited to, causing the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable and use their best efforts to cooperate in presenting any applicable arguments, presentations or materials to any governmental agency requesting such information in connection with this transaction.

                  (c) Eagle River and NEXTLINK hereby covenant for the benefit of each other to use their commercially reasonable efforts to terminate Eagle River's guarantee (the "INTERNEXT GUARANTEE"), dated as of July 18, 1998, of the obligations of INTERNEXT under the Level 3 Agreement.

         SECTION 9.2. Proxy Statement; Registration Statement. (a) As promptly as practicable after the execution of this Agreement, Newco and Concentric shall prepare and file the Proxy Statement with the SEC, and Newco shall prepare and file the Registration Statement (in which the Proxy Statement will be included) with the SEC. Newco, NEXTLINK and Concentric shall use their reasonable best efforts to cause the Registration Statement (which Registration Statement, in the event of an Alternative Merger, shall also register such other securities issued or assumed in the Mergerw or the Alternative Merger, as applicable, as is required by applicable law) to become effective under the 1933 Act as soon after such filing as practicable and to keep the Registration Statement effective as long as is necessary to consummate the Mergers. The Proxy Statement shall include the recommendation of the Board of Directors of Concentric in favor of approval and adoption of this Agreement and the Mergers, except to the extent the Board of Directors of Concentric shall have withdrawn or modified its approval or recommendation of this Agreement as permitted by Section 7.2(b). NEXTLINK shall cause the Proxy Statement to be mailed to its stockholders, and Concentric shall cause the Proxy Statement to be mailed to its stockholders, in each case as promptly as practicable after the Registration Statement becomes effective. The parties shall promptly provide copies, consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Proxy Statement and the Registration Statement and advise one another of any oral comments received from the SEC. The Registration Statement and the Proxy Statement shall comply as to form in all material respects with the rules and regulations promulgated by the SEC under the 1933 Act and the 1934 Act, respectively.

                  (b) Newco, NEXTLINK and Concentric shall make all necessary filings with respect to the Mergers and the transactions contemplated thereby under the 1933 Act and the 1934 Act and applicable state blue sky laws and the rules and regulations thereunder. Each party will advise the other, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Newco Common Stock issuable in connection with the Mergers for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information. No amendment or supplement to the Proxy Statement or the Registration Statement, or correspondence with the SEC with respect thereto, shall be filed without the approval of Newco, NEXTLINK and Concentric, which approval shall not be unreasonably withheld or delayed. If at any time prior to the Effective Time, any information relating to Newco, NEXTLINK or Concentric, or any of their respective Affiliates, officers or directors, should be discovered by NEXTLINK or Concentric that should be set forth in an amendment or supplement to the Registration Statement or the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of NEXTLINK and Concentric.

         SECTION 9.3. Public Announcements. So long as this Agreement is in effect, (a) Concentric and NEXTLINK will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and (b) Eagle River and NEXTLINK will consult with each other before issuing any press release or making any public statement with respect to the LHP Share Exchange and, except as may be required by applicable law or any listing agreement with any national securities exchange or Nasdaq, such parties will not issue any such press release or make any such public statement without the prior consent of the other respective party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, any such press release or public statement as may be required by applicable law or any listing agreement with any national securities exchange or Nasdaq may be issued without such consent, if the party making such release or statement has used its reasonable efforts to consult with the other respective party.

         SECTION 9.4. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of NEXTLINK and Concentric, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of NEXTLINK and Concentric, any other actions and things to vest, perfect or confirm of record in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of NEXTLINK and Concentric acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Mergers.

         SECTION 9.5. Access to Information. From the date hereof until the Effective Time or earlier termination of this Agreement and subject to applicable law, each of Concentric and NEXTLINK shall, and shall cause their respective subsidiaries to (i) give to the other party and the other party's counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of such party and its Subsidiaries, (ii) furnish to the other party and the other party's counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with the other party in such other party's investigation. Any investigation pursuant to this Section 9.5 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the other party. No information or knowledge obtained in any investigation pursuant to this Section
9.5 shall affect or be deemed to modify any representation or warranty made by any party hereunder. Each party will hold such information which is non-public in confidence in accordance with the provisions of the Confidentiality Agreement.

         SECTION 9.6. Notices of Certain Events. Each of Concentric and NEXTLINK shall promptly notify the other of:

                  (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                  (b) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

                  (c) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be reasonably expected to cause any representation or warranty contained herein to be untrue or inaccurate in any material respect at any time during the period commencing on the date hereof and ending at the Effective Time in a manner such that the conditions set forth in Section 10.2(a)(i) or Section 10.3(a)(i) would not be satisfied;

                  (d) any actions or suits commenced, or to the Knowledge of Concentric or NEXTLINK, threatened with respect to this Agreement or the transactions contemplated hereby; and

                  (e) any failure of such party to comply with or satisfy any condition set forth in Article X hereof;

provided, however, that the delivery of any notice pursuant to this Section 9.6 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         SECTION 9.7. Tax-free Reorganization; Tax-free Exchange. (a) Prior to the Effective Time, NEXTLINK and Concentric shall use all commercially reasonable efforts to cause either (i) the Mergers or the Alternative Merger, as applicable, to qualify as reorganizations within the meaning of the provisions of Section 368(a) of the Code ("368 REORGANIZATION"), or (ii) as the case may be, the Exchange Offer, the Exchange Offer Merger, and the LHP Share Exchange, when taken as a whole (collectively, the "EXCHANGE OFFER TRANSACTIONS"), to qualify as a transaction described in Section 351 of the Code (a "351 TRANSACTION"), and will not take any action reasonably likely to cause the Mergers or the Exchange Offer Transactions, as the case may be, not to so qualify.

                  (b) NEXTLINK and Concentric covenant and agree to (and to cause any affiliate or successor to their assets or business to) vigorously and in good faith defend all challenges to the tax-free status of the Mergers or the Exchange Offer Transactions, as the case may be.

                  (c) It is understood and agreed that both Willkie Farr & Gallagher and Wilson Sonsini Goodrich & Rosati, Professional Corporation, shall issue to their respective clients substantially identical opinions to the effect that either (i) the Mergers or the Alternative Merger, as applicable, will qualify as reorganizations under Code Section 368(a) and related matters for description, and inclusion as Exhibits, in the S-4 Registration Statement and the Proxy Statement or (ii) the Exchange Offer and the Exchange Offer Merger will qualify as 351 Transactions and related matters for description, and inclusion as Exhibits, in the Exchange Registration Statement and the Proxy Statement.

                  (d) NEXTLINK and Concentric covenant to each other that none of NEXTLINK, Concentric or any of their respective subsidiaries has taken (or will take) any action, including, without limitation, any such action inconsistent with any representation, warranty, or covenant made or to be made in connection with opinions to be delivered pursuant to Sections 10.2(a)(ii) or 10.3(b) hereof. In addition, NEXTLINK and Concentric each agree that in the event such party becomes aware of any such fact or circumstance that is reasonably likely to prevent the Mergers or the Alternative Merger, as applicable, from qualifying as a 368 Reorganization or the Exchange Offer and the Exchange Offer Merger from qualifying as a 351 Transaction, it will promptly notify the other party in writing.

                  (e) Subject to Section 2.5, prior to the Effective Time, NEXTLINK and Concentric shall take such actions as Eagle River may reasonably request (without material cost or inconvenience to NEXTLINK or Concentric) to cause the LHP Share Exchange in conjunction with the Mergers or the Alternative Merger, as applicable, to qualify as a 351 Transaction. Newco or NEXTLINK, as applicable, shall grant Eagle River registration rights as set forth in the Registration Rights Agreement, subject to the limitations set forth therein, with respect to the shares of NEXTLINK Common Stock or Newco Common Stock received by Eagle River in exchange for the Contributed Interest. None of NEXTLINK, Concentric or Newco has made any representation or warranty to Eagle River as to whether the LHP Share Exchange will qualify as a 351 Transaction, and in no event will any of them have any liability with respect to any failure to so qualify. Nothing contained in this Section 9.7(e) will limit NEXTLINK's right to make an election to proceed with an Exchange Offer or to proceed with the Alternative Merger.

                  (f) Neither NEXTLINK or Concentric shall file any tax return or take any position which would be inconsistent with the qualification of the LHP Share Exchange in conjunction with the Mergers as a 351 Transaction. NEXTLINK and Concentric shall make customary representations and warranties to Ernst & Young LLP for the purposes of their rendering to Eagle River a tax opinion as the qualification of the LHP Share Exchange in conjunction with the Mergers as a tax-free contribution under Section 351 of the Code.

         SECTION 9.8. Affiliates. (a) Within 30 days following the date of this Agreement, Concentric shall deliver to NEXTLINK a letter identifying all known Persons who may be deemed affiliates of Concentric under Rule 145 of the 1933 Act (a "CONCENTRIC RULE 145 AFFILIATE"). Concentric shall use its best efforts to obtain a written agreement from each Concentric Rule 145 Affiliate as soon as practicable and, in any event, at least 30 days prior to the Effective Time, substantially in the form of Exhibit C hereto.

         SECTION 9.9. Certain Other Agreements and Acknowledgments of NEXTLINK and Eagle River Relating to the LHP Share Exchange.

                  Eagle River and NEXTLINK make the following covenants and acknowledgments relating to the LHP Share Exchange, which shall only inure to the benefit of such parties.

                  (a) Eagle River acknowledges to NEXTLINK that the shares of Newco Common Stock acquired in connection with the LHP Share Exchange will not be registered under the 1933 Act, and, therefore, until such time as such shares are registered under the 1933 Act, such shares cannot be sold except pursuant to an exemption from such registration.

                  (b) Eagle River covenants to NEXTLINK that, for a period of three years commencing on the Closing of the LHP Share Exchange, it will not sell, assign or otherwise transfer that number of shares of Newco Class B Common Stock (including any Newco Common Stock issued upon conversion of such Newco Class B Common Stock) owned by either Eagle River as is equal to the number of the shares of Newco Common Stock acquired in the LHP Share Exchange(but may sell such shares of Newco Common Stock free and clear of this restriction), except:

                  (i) in connection with a transaction in which all or substantially all of the shares of the capital stock of Newco are sold, assigned or otherwise transferred to a Person which is not an Affiliate of Newco; and

                  (ii) that such shares of Newco Class B Common Stock (or Newco Common Stock, as the case may be) may be subject to a bona fide pledge, and any pledgee of such shares will not be bound in any way by this restriction.

                  (c) Newco will, within ten days of submission of such expenses to Newco, reimburse Eagle River for all its expenses incident to preparing for, entering into and carrying out the terms of this Agreement relating to the LHP Share Exchange, and the consummation of the LHP Share Exchange (and any registration rights granted pursuant to Section 9.7(e), up to a maximum of $200,000. Otherwise, each of NEXTLINK and Eagle River shall pay its own expenses arising from the LHP Share Exchange.

                  (d) In the event that this Agreement terminates or is terminated prior to the consummation of the Mergers, the Alternative Merger or the Exchange Offer (other than as a result of a breach by Eagle River of its representations, warranties, covenants or obligations hereunder, unless waived by NEXTLINK) Eagle River and NEXTLINK shall consummate the LHP Share Exchange within 20 days of the date of such termination as follows: Eagle River shall exchange LHP limited liability interests (or LHP shares in the event that LHP is converted into a corporation) for a number of shares of NEXTLINK Common Stock determined in accordance with the provisions of
Section 2.2(d) hereof; provided that the obligations of the parties under this
Section 9.9(d) shall be subject to the satisfaction or waiver of the conditions in Sections 10.2(b) and 10.4 hereof, as the case may be.

                  (e) During the period between the date of this Agreement and the date of the Closing of the LHP Share Exchange, (i) NEXTLINK shall continue to control the management of LHP and Internext and (ii) Eagle River shall continue to advance its proportionate share of payments due to Level 3 pursuant to the Level 3 Agreement, which payments shall be reimbursed at the Closing of the LHP Share Exchange as provided in Section 2.2(e) hereof.

                  (f) In the event that shares of NEXTLINK Common Stock, instead of Newco Common Stock, are issued to Eagle River in the LHP Share Exchange, references to Newco Common Stock, Newco Class B Stock and Newco in this Section
9.9 and in Sections 10.2(b) and 10.4 shall be deemed to be references to NEXTLINK Common Stock, NEXTLINK Class B Stock or NEXTLINK, as the case may be.

         SECTION 9.10.  Subsequent Transaction.

                  NEXTLINK shall promptly, and in any case within 48 hours after the entry into any Subsequent Transaction that is material to the business and financial condition of the NEXTLINK Group taken as a whole, inform Concentric in writing of the material terms and conditions of any such Subsequent Transaction (other than with respect to the transactions noted in the parenthetical in the definition of "Subsequent Transaction" entered into by NEXTLINK and shall provide to Concentric a copy of an opinion, which shall not be deemed to be addressed to Concentric, from a nationally recognized investment bank, acting as financial advisor to NEXTLINK, to the effect that, from a financial point of view, such Subsequent Transaction is fair to NEXTLINK or to the holders of NEXTLINK Common Stock, as applicable and, if applicable, NEXTLINK shall confirm in writing to Concentric the reasonable belief of NEXTLINK that such Subsequent Transaction would not cause: (x) the Mergers or the Alternative Merger, as applicable, to be treated as other than a 368 Reorganization or a 351 Transaction and the Exchange Offer to be treated as other than a 351 Transaction, (y) any of the conditions set forth in Article 10 hereof not to be satisfied, and (z) any such Subsequent Transaction would not, or would reasonably not be expected to, prevent, impair or materially delay the ability of NEXTLINK or Concentric to consummate the transactions contemplated hereunder or constitute or result in a NEXTLINK Material Adverse Effect.

         NEXTLINK shall be entitled to update the representations and warranties made by NEXTLINK in this Agreement solely for informational purposes and solely to the extent required as a result of the entering into of any such Subsequent Transaction.

                                   ARTICLE 10.
                            CONDITIONS TO THE MERGERS

         SECTION 10.1. Conditions to the Obligations of Concentric and NEXTLINK to Consummate the Mergers. The obligations of Concentric and NEXTLINK to consummate the Mergers or the Alternative Merger, as applicable, are subject to the satisfaction of the following conditions:

                  (a) the Concentric Stockholders' Approval shall have been obtained;

                  (b) any applicable waiting period under the HSR Act relating to the Mergers or the Alternative Merger, as applicable, shall have expired or been terminated;

                  (c) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Mergers or the Alternative Merger, as applicable; provided, however, that each of the parties shall have used its reasonable efforts to prevent the entry of any such restraints and to appeal as promptly as possible any such restraints that may be entered;

                  (d) the Registration Statement shall have been declared effective and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC;

                  (e) the shares of Newco Common Stock (or NEXTLINK Common Stock, as applicable) to be issued in the Mergers shall have been approved for quotation on Nasdaq, subject to official notice of issuance;

                  (f) Newco's Certificate of Incorporation shall provide for the issuance of Newco Common Stock and each series of Newco Preferred Stock.

         SECTION 10.2. Conditions to the Obligations of NEXTLINK. (a) The obligations of NEXTLINK to consummate the Mergers or the Alternative Merger, as applicable, are subject to the satisfaction of the following further conditions:

                  (i) (A) Concentric shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Times; provided that a breach of the covenant of Concentric under Section 6.1(r) shall not be deemed to be a failure of a condition hereunder unless such breach is reasonably likely to have a Concentric Material Adverse Effect, (B) the representations and warranties of Concentric contained in this Agreement (as modified or supplemented by the Concentric Disclosure Schedule), disregarding all qualifications and exceptions contained therein relating to materiality or a Concentric Material Adverse Effect or any similar standard or qualification, shall be true and correct at and as of the Effective Times, as if made at and as of such times (other than representations or warranties that address matters only as of a certain date which shall be true and correct as of such date), with only such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have Concentric Material Adverse Effect, and (C) NEXTLINK shall have received a certificate signed by an executive officer of Concentric to the foregoing effect;

                  (ii) NEXTLINK shall have received an opinion of Willkie Farr & Gallagher in form and substance reasonably satisfactory to NEXTLINK, on the basis of certain facts, representations and assumptions set forth in such opinion, dated the Effective Times, to the effect that either
         (x) the Mergers or the Alternative Merger, as applicable, will be treated for federal income tax purposes as a 368 Reorganization and that each of NEXTLINK and Concentric will be a party to the reorganization within the meaning of Section 368(b) of the Code or (y) the Exchange Offer Transactions will be treated as a 351 Transaction, as the case may be. In rendering such opinion, such counsel shall be entitled to rely upon certain documentation including representations of officers of Concentric and NEXTLINK.

                  (b) The obligations of NEXTLINK and Newco to consummate the LHP Share Exchange are subject to the satisfaction of the following further conditions:

                  (i) The representations, warranties and covenants of Eagle River contained in Section 6 shall be true and correct in all material respects, in each case, on the date of this Agreement and on and as of the date of the Closing of the LHP Share Exchange with the same force and effect as though such representations, warranties and covenants had been made on and as of such date.

                  (ii) Eagle River shall have duly performed and complied in all material respects with all agreements or obligations of Eagle River contained in this Agreement required to be performed or complied with by them at or before the Closing.

                  (iii) Eagle River shall have delivered to Newco a certificate dated the date of the Closing of the LHP Share Exchange and executed by an authorized senior officer of Eagle River, in the capacity of such officer, certifying the fulfillment of the conditions specified in Sections 10.2(b)(i) and (ii).

                  (iv) The Special Committee shall not have (i) determined in the exercise of its fiduciary duties to withdraw its recommendation to the board of directors of NEXTLINK that the acquisition of the Contributed Interest by Newco upon the terms and conditions of this Agreement is in the best interests of NEXTLINK and (ii) so withdrawn such recommendation.

                  (v) The board of directors of NEXTLINK shall not have (i) determined in the exercise of its fiduciary duties to revoke its authorization and approval of the acquisition of the Contributed Interest by Newco on the terms and conditions of this Agreement and
         (ii) so revoked such authorization and approval.

                  (vi) The board of directors of NEXTLINK shall have received the opinion of Credit Suisse First Boston, in form and substance satisfactory to the board of directors of NEXTLINK, attesting that the acquisition of the Contributed Interest on the terms and subject to the conditions of this Agreement is fair to NEXTLINK from a financial point of view, which opinion shall not have been withdrawn or modified, except for modifications which are in form and substance satisfactory to the Special Committee.

                  (vii) NEXTLINK shall have received from a nationally recognized expert, an opinion, in form and substance satisfactory to NEXTLINK, in compliance with Section 1015 of the Indenture, dated as of April 25, 1996, among NEXTLINK, NEXTLINK Capital, Inc., and United States Trust Company of New York, which opinion shall not have been withdrawn or modified, except for modifications which are in form and substance satisfactory to NEXTLINK.

                  (viii) NEXTLINK shall have received from its counsel an opinion, in form and substance reasonably satisfactory to NEXTLINK, dated as of the date of the Closing of the LHP Share Exchange, as to the absence of conflicts with NEXTLINK's material agreements.

                  (ix) NEXTLINK shall have received from the counsel to Eagle River, an opinion, in form and substance reasonably satisfactory to NEXTLINK, dated as of the date of the Closing of the LHP Share Exchange, as to customary matters, including, but not limited to, the due authorization, execution and delivery of this Agreement by Eagle River and the absence of conflicts.

                  (x) NEXTLINK shall have received evidence, in form and substance satisfactory to NEXTLINK, that the Level 3 Agreement is in full force and effect in the form as originally executed and will not be subject to any limitation or modifications as a result of the termination of the INTERNEXT Guarantee.

                  (xi) No action, suit, proceeding, litigation or investigation shall have been commenced by any Governmental Authority that questions the validity or legality of the LHP Share Exchange or any action taken or to be taken in connection therewith. No injunction or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the LHP Share Exchange shall be in effect.

For avoidance of doubt, neither the conditions contained in this Section 10.2(b) nor consummation of the LHP Share Exchange shall be conditions to the obligations of NEXTLINK, Concentric or Newco to consummate the Mergers, the Alternative Merger or the Exchange Offer.

         SECTION 10.3. Conditions to the Obligations of Concentric. The obligations of Concentric to consummate the Mergers or the Alternative Merger, as applicable, are subject to the satisfaction of the following further conditions:

                  (a) (i) NEXTLINK shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Times, (ii) the representations and warranties of NEXTLINK contained in this Agreement (as modified or supplemented by the NEXTLINK Disclosure Schedule) disregarding all qualifications and exceptions contained therein relating to materiality or NEXTLINK Material Adverse Effect or any similar standard or qualification shall be true at and as of the Effective Times as if made at and as of such times (other than representations and warranties that address matters only as of a certain date, which shall be true as of such date), with only such exceptions as, individually or in the aggregate, have not had and would not be reasonably expected to have a NEXTLINK Material Adverse Effect and (iii) Concentric shall have received a certificate signed by an executive officer of NEXTLINK to the foregoing effect;

                  (b) Concentric shall have received an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation in form and substance reasonably satisfactory to Concentric, on the basis of certain facts, representations and assumptions set forth in such opinion, dated the Effective Times, to the effect that either (x) the Mergers or the Alternative Merger, as applicable, will be treated for federal income tax purposes as a 368 Reorganization and that each of NEXTLINK, Concentric and Newco will be a party to the reorganization within the meaning of Section 368(b) of the Code or (y) the Exchange Offer will be treated as a 351 Transaction, as the case may be. In rendering such opinion, such counsel shall be entitled to rely upon certain documentation including representations of officers of Concentric and NEXTLINK and each of Concentric and NEXTLINK agree to make such reasonable representations as may be requested by tax counsel in connection with rendering such opinions; and

                  (c) Notwithstanding anything to the contrary contained in
Section 10.3(a)(ii) or anywhere else in this Agreement, NEXTLINK may enter into a Subsequent Transaction, and the state of facts resulting from any such Subsequent Transaction shall not be deemed to be a breach of any representation or warranty of NEXTLINK contained in this Agreement; provided, in each case, that any such Subsequent Transaction would not cause: (x) the Mergers or the Alternative Merger, as applicable, to be treated as other than a 368 Reorganization and the Exchange Offer to be treated as other than a 351 Transaction, (y) any of the conditions set forth in Article 10 hereof not to be satisfied, and (z) any such Subsequent Transaction would not, or would reasonably not be expected to, prevent, impair or materially delay the ability of NEXTLINK or Concentric to consummate the transactions contemplated hereunder or constitute or result in a NEXTLINK Material Adverse Effect.

                  (d) The failure of the LHP Share Exchange to be consummated or the breach by any of NEXTLINK or Eagle River of any representation, warrant, agreement or obligation relating to the LHP Share Exchange shall not give rise to any right or claim on the part of Concentric.

         SECTION 10.4. Conditions to the Obligations of Eagle River. The obligations of Eagle River to consummate the LHP Share Exchange are subject to the satisfaction of the following further conditions:

                  (a) The representations, warranties and covenants of NEXTLINK contained in Section 5.21 shall be true and correct in all material respects, in each case, on the date of this Agreement and on and as of the date of the Closing of the LHP Share Exchange with the same force and effect as though such representations, warranties and covenants had been made on and as of such date.

                  (b) NEXTLINK shall have duly performed and complied in all material respects with all agreements or obligations of NEXTLINK contained in this Agreement relating to the LHP Share Exchange required to be performed or complied with by it at or before the Closing; provided that Eagle River shall not be relieved of its obligations to consummate the LHP Share Exchange due to the termination of this Agreement by Concentric or the failure of Concentric and NEXTLINK to consummate the Mergers.

                  (c) NEXTLINK shall have delivered to Eagle River a certificate dated the date of the Closing of the LHP Share

Exchange and executed by an authorized senior officer of NEXTLINK, in the capacity of such officer, certifying the fulfillment of the conditions specified in Sections 10.4 (a) and (b).

                  (d) Eagle River shall have received evidence reasonably satisfactory to Eagle River to the effect that the INTERNEXT Guarantee has been terminated, effective as of the Closing.

                  (e) Newco shall have delivered to Eagle River the certificate representing the shares of Newco Common Stock in payment of the LHP Consideration.

                  (f) Eagle River shall have received from the counsel to NEXTLINK, an opinion, in form and substance reasonably satisfactory to Eagle River, dated as of the date of the Closing of the LHP Share Exchange, as to customary matters, including, but not limited to, the due authorization, execution and delivery of this Agreement by NEXTLINK and Newco and the absence of conflicts (it being understood by the parties that such opinion shall not include any opinion regarding tax treatment of the LHP Share Exchange).

         SECTION 10.5. Waiver of NEXTLINK and Eagle River Conditions. The conditions to each of NEXTLINK's and Eagle River's obligations to consummate the LHP Share Exchange are for the sole benefit of such parties and may be waived by any such party in whole or in part to the extent permitted by applicable law; provided that the waiver of any such conditions by NEXTLINK requires the consent of the Special Committee.

                                   ARTICLE 11.
                                   TERMINATION

         SECTION 11.1. Termination. This Agreement may be terminated and the Mergers or the Alternative Merger, as applicable, may be abandoned at any time prior to the Effective Times (notwithstanding any approval of this Agreement by the stockholders of Concentric):

                  (a)  by mutual written agreement of Concentric and NEXTLINK;

                  (b) by either Concentric or NEXTLINK, if:

                  (i) the Mergers or the Alternative Merger has not been consummated on or before August 31, 2000 (the "END DATE"); provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Mergers or the Alternative Merger to be consummated by the End Date;

                  (ii)(A) there shall be any law or regulation that makes consummation of the Mergers or the Alternative Merger, as applicable, illegal or otherwise prohibited or (B) any judgment, injunction, order or decree of any court or other Governmental Authority having competent jurisdiction enjoining Concentric and NEXTLINK from consummating the Mergers is entered and such judgment, injunction, judgment or order shall have become final and non-appealable; or

                  (iii) Concentric Stockholders' Approval shall not have been obtained at the Concentric Stockholders' Meeting (or any adjournment or postponement thereof);

                  (c)  by NEXTLINK if:

                  (i) the Board of Directors of Concentric shall have failed to recommend or shall have withdrawn, or modified in a manner adverse to NEXTLINK, its approval or recommendation of this Agreement and the Mergers, or shall have materially breached its obligation to call the Concentric Stockholders' Meeting in accordance with Section 7.2(a) (or the Board of Directors of Concentric resolves to do any of the foregoing);

                  (ii) Concentric shall have willfully and materially breached any of its obligations under Sections 7.2(b) or 7.3; or

                  (iii) a breach of any representation, warranty, covenant or agreement on the part of Concentric set forth in this Agreement shall have occurred that would cause any of the conditions set forth in
         Section 10.2(a)(i) not to be satisfied, and such condition shall be incapable of being satisfied by the End Date.

                  (d)  by Concentric, if:

                 (i) Eagle River shall have materially breached the Voting Agreement;

                  (ii)a breach of any representation, warranty, covenant or agreement on the part of NEXTLINK set forth in this Agreement shall have occurred that would cause the condition set forth in Section 10.3(a) not to be satisfied, and such condition shall be incapable of being satisfied by the End Date; or

                  (iii) (A) the Board of Directors of Concentric authorizes Concentric, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal and Concentric notifies NEXTLINK in writing that it intends to enter into such an agreement, attaching the most current version of such agreement to such notice (which version shall be updated on a current basis as subsequent versions are delivered by the proposed parties); (B) NEXTLINK does not make, within five days of receipt of Concentric's written notification of its intention to enter into a binding agreement for a Superior Proposal, an offer that the Board of Directors of Concentric determines, in good faith after consultation with its financial advisors, is at least as favorable to the stockholders of Concentric as the Superior Proposal;
         (C) Concentric, prior to or contemporaneous with such termination pursuant to this clause (iii), pays to NEXTLINK in immediately available funds the fees required to be paid pursuant to Section 11.3(b); and (D) Concentric shall have complied with Section 6.3. Concentric agrees to notify NEXTLINK promptly if its intention to enter into a written agreement referred to in its notification shall change at any time after giving such notification.

The party desiring to terminate this Agreement pursuant to this Section 11.1 (other than pursuant to Section 11.1(a)) shall give notice of such termination to the other party.

         SECTION 11.2. Effect of Termination. If this Agreement is terminated pursuant to Section 11.1, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other parties hereto, except that (a) the agreements contained in this Section 11.2, in Section 11.3 and in the Confidentiality Agreement shall survive the termination hereof, (b) the LHP Share Exchange shall be consummated pursuant to Section 9.9(d) and (c) no such termination shall relieve any party of any liability or damages resulting from any willful breach by such party of this Agreement or the Voting Agreement.

         SECTION 11.3. Fees and Expenses. (a) Except as otherwise provided in this Section 11.3, Section 7.4 and in Section 9.9(c), all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense whether or not the Mergers are consummated; provided that Concentric and NEXTLINK shall share equally all fees and expenses, other than attorneys' and accounting fees and expenses, incurred in relation to the printing and filing of the Registration Statement and the Proxy Statement other than those paid by Eagle River pursuant to Section 9.9(c).

                  (b) If this Agreement is terminated pursuant to Sections 11.1(c)(i) and Section 11.1(c)(ii), Concentric shall pay to NEXTLINK a cash termination fee (the "TERMINATION FEE") equal to the sum of $110,000,000 and the amount of any fees or other inducements theretofore paid by NEXTLINK pursuant to
Section 7.4(a)(i).

                  (c) If (A) this Agreement is terminated pursuant to Section 11.1(b)(iii), (B) prior to the Concentric Stockholders' Meeting, an Acquisition Proposal is made by any Person and not withdrawn prior to such meeting and (C) within one year of the Concentric Stockholders' Meeting, either (1) Concentric or any Concentric Subsidiary enters into an agreement with any Person with respect to an Acquisition Proposal which provides for (x) transfer or issuance of securities representing more than 50% of the equity or voting interests in Concentric, (y) a Merger, consolidation, recapitalization or another transaction resulting in the issuance of cash or securities of any Person (other than a reincorporation or a holding company Merger that results in the Concentric stockholders owning all of the equity interests in the surviving corporation) to Concentric stockholders in exchange for more than 50% of the equity or voting interests in Concentric, or (z) transfer of assets, securities or ownership interests representing more than 50% of the consolidated assets or earning power of the Concentric Group, or (2) any Person commences a tender offer that results in the acquisition by the Person making the tender offer of a majority of the Concentric Common Stock, then Concentric shall pay to NEXTLINK the Termination Fee.

                  (d) Any payment of the Termination Fee pursuant to this
Section 11.3 shall be made within one Business Day after termination of this Agreement except that (i) any payment of the Termination Fee pursuant to Section 11.3(c) shall be paid within one Business Day after it becomes payable. Any payment of the Termination Fee shall be made by wire transfer of immediately available funds. If one party fails to pay to the other promptly any fee or expense due hereunder (including the Termination Fee), the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the prosecution of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of The Bank of New York in New York City from the date such fee was required to be paid to the date it is paid.

         SECTION 11.4.  Termination of LHP Share Exchange

                  (a) The LHP Share Exchange (and the provisions of this Agreement relating thereto) may be terminated at any time prior to the consummation of the LHP Share Exchange by an agreement in writing signed by NEXTLINK and Eagle River, with the concurrence of the Special Committee.

                  (b) Either NEXTLINK or Eagle River (and in the case of NEXTLINK, with the concurrence of the Special Committee) may terminate this Agreement as it relates to the LHP Share Exchange (and the provisions of this Agreement relating thereto) prior to the consummation of the LHP Share Exchange if:

                  (i) any court of competent jurisdiction in the United States or other Governmental Authority issues an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement with respect solely to the LHP Share Exchange obligations, and such order, decree, ruling or other action is final and non-appealable; or

                  (ii) the Closing of the LHP Share Exchange does not occur by the 21st day after the End Date, provided that the right to terminate this Agreement pursuant to this Section 11.4(b) will not be available to either NEXTLINK or Eagle River if such party fails to fulfill any of its obligations under this Agreement which failure results in the failure of the Closing of the LHP Share Exchange to occur on or before such date.

                  (c) NEXTLINK (with the concurrence of the Special Committee) may terminate this Agreement with respect solely to the LHP Share Exchange obligations if:

                  (i) Eagle River fails to perform, in any material respect, any of its material obligations under this Agreement, which failure to perform is not cured by the Closing of the LHP Share Exchange, provided that notice of such failure to perform shall have been given by NEXTLINK to Eagle River; or

                  (ii) there is a material breach of any of Eagle River's representations, warranties and covenants contained in this Agreement.

                  (d) Eagle River may terminate this Agreement with respect solely to the LHP Share Exchange obligations if:

                  (i) NEXTLINK fails to perform, in any material respect, any of its material obligations under this Agreement, which failure to perform is not cured by the Closing of the LHP Share Exchange, provided that notice of such failure to perform shall have been given by Eagle River to NEXTLINK; or

                  (ii) there is a material breach of any of NEXTLINK's representations, warranties and covenants contained in this Agreement.

                  (e) If the LHP Share Exchange is terminated pursuant to this
Section 11.4, such termination will be without liability on the part of NEXTLINK or Eagle River, or any shareholder, partner, member, director, officer, employer, agent, consultant or representative of any such party, or to the other parties, other than the provisions of this Section 11.4, and Sections 9.9 and 11.5; provided that nothing in this Section 11.4 shall be deemed to release any such party from any liability for any breach by such party of the representations, warranties or covenants of such party, or other terms, contained in this Agreement.

         SECTION 11.5. Survival of NEXTLINK and Eagle River Representations and Warranties Relating to the LHP Share Exchange; Indemnification.

                  (a) All representations, warranties and covenants of NEXTLINK and Eagle River pertaining to the LHP Share Exchange contained in this Agreement will survive the execution and delivery of this Agreement and the Closing.

                  (b) Eagle River agrees to indemnify NEXTLINK and hold NEXTLINK harmless from and against, and pay and reimburse NEXTLINK for, any and all demands, claims, actions, losses, damages, liabilities, obligations, out-of-pocket costs and expenses (including reasonable consultants' and attorneys' fees), whether or not resulting from third-party claims, including interest and penalties with respect thereto, asserted against or incurred or sustained by NEXTLINK as a result of or arising out of any breach or inaccuracy of any representation or warranty of Eagle River contained in Section 6, or any covenant made by Eagle River in this Agreement.

                  (c) NEXTLINK agrees to indemnify Eagle River and hold Eagle River harmless from and against, and pay and reimburse Eagle River for, any and all demands, claims, actions, losses, damages, liabilities, obligations, out-of-pocket costs and expenses (including reasonable consultants' and attorneys' fees), whether or not resulting from third-party claims, including interest and penalties with respect thereto, asserted against or incurred or sustained by Eagle River as a result of or arising out of any breach or inaccuracy of any representation or warranty of NEXTLINK made to Eagle River and contained in Section 5.21, or any covenant made by NEXTLINK for the benefit of Eagle River in this Agreement.

                                   ARTICLE 12.
                                  MISCELLANEOUS

         SECTION 12.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

         if to NEXTLINK, to:

         NEXTLINK Communications, Inc.,
         1505 Farm Credit Drive
         McLean, VA 22102
         Attention: General Counsel
         Fax: (703) 547-2025
         with a copy to:

         Willkie Farr & Gallagher
         787 Seventh Avenue
         New York, New York 10019
         Attention:  Bruce R. Kraus, Esq.
         Fax: (212) 728-8111

         if to Concentric, to:

         Concentric Network Corporation
         1400 Parkmoor Avenue
         San Jose, CA 95126
         Attention:
         Fax: (   )

         with a copy to:

         Wilson Sonsini Goodrich, Rosati,
         Professional Corporation
         650 Page Mill Road
         Palo Alto, CA  94304
         Attention:  David J. Segre, Esq.
         Fax:  650-493-6811

         if to Eagle River, to:

         2300 Carillon Point
         Kirkland, WA 98033
         Attention: James Judson, Esq.
         Fax: (425) 828-8061

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. on a Business Day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

         SECTION 12.2. Survival of Representations and Warranties. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Times or the termination of this Agreement, except as provided under Section 11.2 and 11.5.

         SECTION 12.3. Amendments; No Waivers. (a) Subject to applicable law, any provision of this Agreement may be amended or waived prior to the Effective Times if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that, after the adoption of this Agreement by the stockholders of Concentric, no such amendment or waiver shall be made or given that requires the approval of the stockholders of Concentric unless the required approval is obtained.

                  (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  (c) References to "party" in this Section 12.3 shall, with respect to any amendment or waiver relating solely to the Mergers, the Alternative Merger or the Exchange Offer, refer only to NEXTLINK, Concentric and Newco and shall, with respect to any amendment or waiver relating to solely to the LHP Share Exchange, refer only to NEXTLINK, Newco and Eagle River.

         SECTION 12.4. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

         SECTION 12.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

         SECTION 12.6. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12.1 shall be deemed effective service of process on such party.

         SECTION 12.7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY

JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 12.8. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns except as provided in Sections 7.3, 7.5 and 7.6.

         SECTION 12.9. Entire Agreement. This Agreement, together with the Voting Agreements, the Concentric Disclosure Schedule, the NEXTLINK Disclosure Schedule (which Disclosure Schedules shall be deemed part of this Agreement) and the Confidentiality Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         SECTION 12.10. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         SECTION 12.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         SECTION 12.12. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

         SECTION 12.13. Schedules. Each of Concentric and NEXTLINK has set forth information in its respective Disclosure Schedule in a section thereof that corresponds to the section of this Agreement to which it relates. Such information will qualify other sections hereof only to the extent that such applicability is manifestly evident on the face of such disclosures. The fact that any item of information is disclosed in a Disclosure Schedule to this Agreement shall not be construed to mean that such information is required to be disclosed by this Agreement.


                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger and Share Exchange Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                        CONCENTRIC NETWORK CORPORATION


                                        By: /s/ Henry Nothhaft
                                            ------------------------------
                                            Name:  Henry Nothhaft
                                            Title: President and Chief
                                                   Executive Officer


                                        NEXTLINK COMMUNICATIONS, INC.


                                        By: /s/ Daniel F. Akerson
                                            ------------------------------
                                            Name:  Daniel F. Akerson
                                            Title: Chairman and Chief
                                                   Executive Officer


                                        EAGLE RIVER INVESTMENTS, LLC


                                        By: /s/ James Judson
                                            ------------------------------
                                            Name: James Judson
                                            Title: Vice President


                                        NM ACQUISITION CORP.


                                        By: /s/ Gary Begeman
                                            ------------------------------
                                            Name:  Gary Begeman
                                            Title: Vice President and
                                                   Secretary

                                  Certification
                                       of
                               Secretary of Newco


     The undersigned Secretary of Newco, pursuant to Section 251(f) of the Delaware General Corporation Law, hereby certifies that:


     1. This Agreement has been adopted by Newco by action of its board of directors without any vote of stockholders, pursuant to Section 251(f) of the Delaware General Corporation Law.


     2. No shares of stock of Newco were issued prior to the adoption by the board of directors of Newco of the resolution approving this Agreement.



By:
    ------------------------------
    Gary Begeman,
    Secretary

                                                          EXHIBIT A TO AGREEMENT
                                                          AND PLAN OF MERGER AND
                                                        SHARE EXCHANGE AGREEMENT

                                VOTING AGREEMENT

VOTING AGREEMENT, dated as of January __, 2000, (this "Agreement") among CONCENTRIC NETWORK CORPORATION, a Delaware corporation ("Concentric"), NM Acquisition Corp., a Delaware corporation, "Newco") and EAGLE RIVER INVESTMENTS, L.L.C., a limited liability company organized under the laws of the State of Washington ("Stockholder").

WHEREAS, as of the date hereof, Stockholder owns (beneficially and of record) 37,743,574 shares of Class B Common Stock, $0.02 par value per share ("Class B Common Stock") of NEXTLINK Communications, Inc., a Delaware corporation ("NEXTLINK"), which Class B Common Stock is entitled to ten votes per share and is convertible on a one-for-one basis into shares of Class A Common Stock, $0.02 par value per share of NEXTLINK ("Class A Common Stock," and together with the Class B Common Stock, the "NEXTLINK Common Stock");

WHEREAS, the NEXTLINK Common Stock beneficially owned by Stockholder currently represents more than 50% of the aggregate voting power of all issued and outstanding shares of NEXTLINK Common Stock entitled to vote on the Merger (as defined below);

WHEREAS, Concentric, NEXTLINK, Newco and certain other parties have entered into an Agreement and Plan of Merger and Share Exchange Agreement dated as of the date hereof (the "Merger Agreement") which provides, upon the terms and subject to the conditions set forth therein, for the merger of each of Concentric and NEXTLINK with and into Newco or, at NEXTLINK's election, the merger of Concentric with and into NEXTLINK (collectively, the "Merger"); and

WHEREAS, as a condition to the willingness of Concentric to enter into the Merger Agreement, Concentric has required that Stockholder agree, and in order to induce Concentric to enter into the Merger Agreement, Stockholder has agreed to enter into this Agreement. Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and agreements contained herein, the parties hereto agree as follows:

                                  Article XIII.

                           VOTING OF NAVY COMMON STOCK

     Section 13.1. Voting Agreement. On the record date set by NEXTLINK pursuant to Section 8.1 of the Merger Agreement, Stockholder shall duly execute and cause to be filed with the corporate records of NEXTLINK its irrevocable written consent (the "Consent") with respect to all shares of NEXTLINK Common Stock owned by Stockholder or with respect to which Stockholder has voting control, approving the Merger, the Merger Agreement

(as amended from time to time) and the transactions contemplated by the Merger Agreement.

     Section 13.2. No Inconsistent Actions by Stockholder; No Disposition or Encumbrance of Shares

          (a) Prior to the Expiration Date (as defined in Section 3.4), Stockholder shall not take any action inconsistent with the provisions of
Section 1.1 of this Agreement, provided, however, that nothing contained in this Agreement shall be deemed to limit NEXTLINK's right to terminate the Merger Agreement in accordance with its terms.

          (b) Until the Consent has been executed and filed with the corporate records of NEXTLINK in accordance with Section 1.1 of this Agreement, Stockholder shall not Transfer (as defined below) any shares of NEXTLINK Common Stock if the effect of such Transfer would be to reduce its beneficial ownership of NEXTLINK Common Stock (taking into account shares of NEXTLINK Common Stock with respect to which Stockholder can exercise voting control by proxy or contract) to less than a majority of the voting power of the outstanding NEXTLINK Common Stock. For purposes of this Agreement, Stockholder shall be deemed to have effected a "Transfer" of a security if, after the date hereof, it directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such a security or any interest therein.

     Section 13.3. Additional Documents. Stockholder (in its capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Concentric, to carry out the intent of this Agreement.

                                  Article XIV.

                  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Concentric and Newco as follows:

     Section 14.1. Due Organization, Authorization, etc. Stockholder has all requisite power to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder. This Agreement has been duly executed and delivered by or on behalf of Stockholder and, assuming its due authorization, execution and delivery by Concentric, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

     Section 14.2. No Conflicts, Required Filings and Consents.

          (a) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, (i) conflict with or violate any statute, law, ordinance, rule, regulation, order, decree or judgment applicable to Stockholder or by which it or any of its properties is bound or affected, or (ii) violate or conflict with any agreement to which Stockholder is a party or by which any of its properties is bound.

          (b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.

     Section 14.3. Title to Shares. Stockholder is the record and beneficial owner of 37, 743,574 shares of Class B Common Stock, which shares represent a majority of the aggregate voting power of the issued and outstanding NEXTLINK Common Stock, and Stockholder holds full voting right with respect thereto. In addition, the shares of Class B Common Stock beneficially owned by Stockholder, at the date hereof, are free and clear of any liens, claims, options, charges or other encumbrances that would adversely affect the ability of Stockholder to carry out the terms of this Agreement.

                                   Article XV.

                                  MISCELLANEOUS

     Section 15.1. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

     Section 15.2. Notices. Any notice or other communication required or permitted hereunder shall be in writing (including facsimile transmission) and shall be given,

                    (i)    if to Concentric to:
                           --------------------
                           Concentric Network Corporation
                           1400 Parkmoor Avenue
                           San Jose, CA  95126
                           Attention:  Mr. Michael Anthofer
                           Fax:  (408) 817-2876

                           with a concurrent copy to:
                           --------------------------
                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, CA  94304-1050
                           Attention:  David Segre, Esq.
                           Fax:  (650) 493-6811

                (ii)       if to Stockholder to:
                           --------------------
                           Eagle River Investments, L.L.C.
                           2300 Carillon Point
                           Kirkland, WA  98033
                           Attention:  James Judson, Esq.
                           Fax:  (425) 828-8061

                           with a concurrent copy to:
                           -------------------------
                           Davis Wright Tremaine LLP
                           1300 SW Fifth Avenue, Suite 2300
                           Portland, OR  97201
                           Attention:  David Baca, Esq.
                           Fax:  (503) 778-5229

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. on a Business Day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

     Section 15.3. Incorporation of other Provisions. Sections 12.3, 12.4, 12.5, 12.6, 12.7, 12.8, 12.9, 12.10, 12.11, and 12.12 of the Merger Agreement are
hereby incorporated by reference and made a part of this Agreement as is restated in full herein.

     Section 15.4. Termination. This Agreement shall terminate (the "Expiration Date") and be of no further force and effect, automatically and without any required action of the parties hereto, at the earlier to occur of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to
Article 11 thereof or (b) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

                            [Signature Page follows]

IN WITNESS WHEREOF, Concentric and Newco have each caused this Agreement to be executed by an officer thereunto duly authorized and Stockholder has caused this Agreement to be duly executed by an authorized signatory, all as of the date first written above.


                                        CONCENTRIC NETWORK CORPORATION


                                        By
                                           -------------------------------
                                           Name:  Henry Nothhaft
                                           Title: President and Chief
                                                  Executive Officer


                                        NM ACQUISITION CORP.



                                        By:
                                            ------------------------------
                                            Name:  Gary Begeman
                                            Title: Vice President and
                                                   Secretary


                                        EAGLE RIVER INVESTMENTS, L.L.C.


                                        By
                                            ------------------------------
                                             Name: James Judson
                                             Title: Vice President

                                                          EXHIBIT B TO AGREEMENT
                                                          AND PLAN OF MERGER AND
                                                        SHARE EXCHANGE AGREEMENT

                                VOTING AGREEMENT

VOTING AGREEMENT, dated as of January __, 2000, (this "Agreement") among NEXTLINK COMMUNICATIONS, INC., a Delaware corporation ("Nextlink"), NM ACQUISITION CORP., a Delaware corporation ("Newco") and the undersigned stockholder of CONCENTRIC NETWORK CORPORATION ("Stockholder"). WHEREAS, as of the date hereof, Stockholder owns (beneficially and of record) the number of shares of Common Stock, $0.01 par value per share ("Common Stock") of Concentric Network Corporation, a Delaware corporation ("Concentric") set forth on the Stockholder signature page hereto;

WHEREAS, the Common Stock owned by Stockholder currently represents the percentage of the aggregate voting power of all issued and outstanding shares of Common Stock entitled to vote on the Merger (as hereinafter defined) set forth on the Stockholder signature page hereto;

WHEREAS, Concentric, Nextlink, Newco and certain other parties have entered into an Agreement and Plan of Merger and Share Exchange Agreement dated as of January __, 2000 (the "Merger Agreement") which provides, upon the terms and subject to the conditions set forth therein, for the mergers of each of Concentric and Nextlink with and into Newco or, at Nextlink's election, the merger of Concentric with and into Nextlink (the "Merger"); and

WHEREAS, as a condition to the willingness of Nextlink to enter into the Merger Agreement, Nextlink has required that Stockholder agree, and in order to induce Nextlink to enter into the Merger Agreement, Stockholder has agreed to enter into this Agreement. Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and agreements contained herein, the parties hereto agree as follows: Article XVI.

                             VOTING OF COMMON STOCK

     Section 16.1. Voting Agreement. Until the Expiration Date (as defined in
Section 3.4 hereof), at every meeting of the stockholders of Concentric called, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Concentric, Stockholder (in its capacity as such) shall cause the Concentric Shares (as defined below) to be voted in favor of approval of the Merger Agreement and the Merger, in favor of each of the other transactions contemplated by the Merger Agreement, in favor of any matter that could reasonably be expected to facilitate the Merger and against any matter that is inconsistent with the prompt consummation of the

Merger and other transactions contemplated by the Merger Agreement.

     Section 16.2. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Concentric a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permissible by law, with respect to the Concentric Shares.

     Section 16.3. Transfer of Shares.

          (a) Transferee of Shares to be Bound by this Agreement. Stockholder agrees that, during the period from the date of this Agreement through its termination pursuant to Section 3.4, Stockholder shall not cause or permit any Transfer (as defined below) of any of the Concentric Shares to be effected unless such Transfer is in accordance with an agreement between Stockholder and Nextlink contemplated by the Merger Agreement and each Person to which any of such Concentric Shares, or any interest in any of such Concentric Shares, is or may be transferred shall have: (a) executed a counterpart of this Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Nextlink may reasonably request); and (b) agreed in writing to hold such Concentric Shares(or interest in such Concentric Shares) subject to all of the terms and provisions of this Agreement.

          (b) Transfer of Voting Rights. Stockholder agrees that, during the period from the date of this Agreement through its termination pursuant to
Section 3.4, Stockholder shall not deposit (or permit the deposit of) any Concentric Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Concentric Shares.

     Section 16.4. No Inconsistent Actions by Stockholder. While this Agreement is in effect, Stockholder shall not revoke or rescind, or purport to revoke or rescind, the Proxy or take any action inconsistent with the provisions of
Section 1.1 of this Agreement, provided, however, that nothing contained in this Agreement shall be deemed to limit Concentric's right to terminate the Merger Agreement in accordance with its terms.

     Section 16.5. Additional Documents. Stockholder (in its capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Nextlink, to carry out the intent of this Agreement.

     Section 16.6. Consent and Waiver. Stockholder (in its capacity as such) hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

     Section 16.7. Legending of Shares. If so requested by Nextlink, Stockholder agrees that the Concentric Shares shall bear a legend stating that they are subject to this Agreement and to the Proxy. Subject to the terms of Section 2 hereof, Stockholder agrees that it shall not Transfer the Shares without first having the aforementioned legend affixed to the certificates representing the Shares.

     Section 16.8. Certain Defined Terms. For purposes of this Agreement, the following terms shall have the meanings indicated:

          (a) "Concentric Shares" shall mean: (i) all securities of Concentric (including all shares of Common Stock or preferred stock and all options, warrants and other rights to acquire shares of Common Stock or preferred stock) beneficially owned by Stockholder as of the date of this Agreement, including such shares of Common Stock over which Stockholder shares voting control; and
(ii) all additional securities of Concentric (including all additional shares of Common Stock and all additional options, warrants and other rights to acquire shares of Common Stock or preferred stock whether or not such securities have a right to vote on the merger) of which Stockholder acquires beneficial ownership during the period from the date of this Agreement through the Expiration Date.

          (b) Transfer. A Person shall be deemed to have effected a "Transfer" of a security if such person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

                                  Article XVII.

                  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Nextlink and Newco as follows:

     Section 17.1. Due Organization, Authorization, etc. Stockholder, if a corporation, has all requisite corporate power to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder. This Agreement has been duly executed and delivered by or on behalf of Stockholder and, assuming its due authorization, execution and delivery by Nextlink and Newco, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

     Section 17.2. No Conflicts, Required Filings and Consents.

          (a) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, (i) conflict with or violate any statute, law, ordinance, rule, regulation, order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder's properties is bound or affected, or (ii) violate or conflict with any agreement to which Stockholder is a party or by which any of its properties is bound.

          (b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.

     Section 17.3. Title to Shares. Stockholder is the record and beneficial owner of the Concentric Shares set forth on Exhibit A hereto and holds full voting right with respect thereto. In addition, the Concentric Shares held by Stockholder, at the date hereof, are free and clear of any liens, claims, options, charges or other encumbrances that would adversely affect the ability of Stockholder to carry out the terms of this Agreement.

                                 Article XVIII.

                                  MISCELLANEOUS

     Section 18.1. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

     Section 18.2. Notices. Any notice or other communication required or permitted hereunder shall be in writing (including facsimile transmission) and shall be given,

                (i)      if to Nextlink or Newco to:
                ---      ---------------------------
                         NEXTLINK Communications, Inc.,
                         1505 Farm Credit Drive
                         McLean, VA 22102
                         Attention: General Counsel
                         Fax: (703) 547-2025
                         with a concurrent copy to:
                         --------------------------
                         Willkie Farr & Gallagher
                         787 Seventh Avenue
                         New York, NY  10019-6099
                         Attention:  Bruce R. Kraus, Esq.
                         Fax:  (212) 728-8911

                (ii)     if to Stockholder to:
                         ---------------------
                         The address and fax number set forth on the signature page hereto with a concurrent copy to:
                         --------------------------
                         Wilson Sonsini Goodrich & Rosati
                         650 Page Mill Road
                         Palo Alto, CA  94304-1050
                         Attention:  David Segre, Esq.
                         Fax:  (650) 493-6811

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. on a Business Day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

     Section 18.3.. Incorporation of other Provisions. Sections 12.3, 12.4, 12.5, 12.6, 12.7, 12.8, 12.9, 12.10, 12.11, and 12.12 of the Merger Agreement
are hereby incorporated by reference and made a part of this Agreement as if restated in full herein.

     Section 18.4. Termination. This Agreement shall terminate (the "Expiration Date") and be of no further force and effect, automatically and without any required action of the parties hereto, at the earlier to occur of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to
Article 11 thereof or (b) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

                            [Signature Pages Follow]

IN WITNESS WHEREOF, Nextlink and Newco have caused this Agreement to be executed by their respective officers thereunto duly authorized and Stockholder has caused this Agreement to be duly executed by an authorized signatory, all as of the date first written above.
                                        NEXTLINK COMMUNICATIONS, INC.



                                        By:
                                            ------------------------------
                                            Name:  Daniel F. Akerson
                                            Title: Chairman and Chief
                                                   Executive Officer


                                        NM ACQUISITION CORP.



                                        By:
                                            ------------------------------
                                            Name:  Gary Begeman
                                            Title: Vice President and
                                                   Secretary

            [NEXTLINK and Newco Signature Page to Voting Agreement;
                      Stockholder Signature Page Follows]

                                   STOCKHOLDER



                                        By:
                                            ------------------------------
                                            Name:


Dated: January __, 2000

                              Print Name of Stockholder:

                              Adress of Stockholder:

                              ______________________

                              ______________________

                              fax: _________________

                              Concentric Shares beneficially owned:

                              ___________ shares of Common Stock

                              ___________ shares of Common Stock
                              issuable upon exercise of outstanding
                              options or warrants

                              ___________ percent ( %) of shares of
                              Common Stock of Concentric outstanding

                [Stockholder Signature Page to Voting Agreement]

                                    EXHIBIT A

                                IRREVOCABLE PROXY

     The undersigned Stockholder of Concentric Network Corporation, a Delaware corporation ("Concentric"), hereby irrevocably (to the fullest extent permitted by law) appoints (______________) and (_______________), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and re-substitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Concentric that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Concentric issued or issuable in respect thereof on or after the date hereof (collectively, the "Concentric Shares") in accordance with the terms of this Proxy. The Concentric Shares beneficially owned by the undersigned Stockholder of Concentric as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Concentric Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Concentric Shares until after the Expiration Date (as defined below).

     This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and among Nextlink Communications, Inc., a Delaware corporation ("Nextlink"), NM Acquisition Corp., a Delaware corporation ("Newco") and the undersigned Stockholder (the "Voting Agreement"), and is granted in consideration of Concentric entering into that certain Agreement and Plan of Merger and Share Exchange Agreement (the "Merger Agreement"), among Concentric, Nextlink, NM Acquisition Corp., a Delaware corporation ("Newco") and certain other parties. The Merger Agreement provides for the mergers of Concentric and Nextlink into Newco, or at Nextlink's election, the merger of Concentric with and into Nextlink in accordance with its terms (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of
(i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article 11 thereof or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

     The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Concentric Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Concentric Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of Stockholders of Concentric and in every written consent in lieu of such meeting in favor of approval of the Merger Agreement and the Merger, in favor of each of the other transactions contemplated by the Merger Agreement, in favor of any matter that could reasonably be expected to facilitate the Merger and against any matter that is inconsistent with the prompt consummation of the Merger or other transactions contemplated by the Merger Agreement.

     The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned Stockholder may vote the Concentric Shares on all other matters. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated: January __, 2000

                              Signature of Stockholder: _____________________

                              Print Name of Stockholder: ____________________

                              Concentric Shares beneficially owned:

                              ___________ shares of Common Stock

                              ___________ shares of Common Stock
                              issuable upon exercise of outstanding
                              options or warrants

                      [Signature Page to Irrevocable Proxy]

                                                          EXHIBIT C TO AGREEMENT
                                                          AND PLAN OF MERGER AND
                                                        SHARE EXCHANGE AGREEMENT





[DATE]


NM Acquisition Corp.
______________________________
______________________________


Ladies and Gentlemen:

     The undersigned has been advised that as of the date of this letter agreement the undersigned may be deemed to be an "affiliate" of Concentric Network Corporation, a Delaware corporation (the "Company"), as such term is (i) defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, of the Commission. Pursuant to the terms of the Agreement and Plan of Merger and Share Exchange Agreement, dated as of January 9, 2000 (the "Merger Agreement"), by and among NEXTLINK Communications, Inc., a Delaware corporation ("NEXTLINK"), Eagle River Investments, LLC, a Washington limited liability company and NM Acquisition Corp. ("Newco"), a Delaware corporation, the Company and NEXTLINK will merge into Newco, or alternatively the Company will merge into NEXTLINK (collectively, the "Merger").

     Pursuant to the Merger, the undersigned will receive shares of Class A Common Stock, par value $.02 per share, of Newco ("Newco Common Stock") or shares of Class A Common Stock, par value $.02 per share, of NEXTLINK ("NEXTLINK Common Stock" and, together with Newco Common Stock "Merger Stock") in exchange for shares of Common Stock, par value $0.001 per share of Concentric.

     The undersigned represents, warrants and covenants to Newco and NEXTLINK that, with respect to all Merger Stock received by the undersigned as a result of the Merger:

     1. Neither the undersigned nor its "affiliates," as defined for purposes of Rule 145 under the Act, shall knowingly make any sale, transfer or other disposition of Merger Stock in violation of the Act or the Rules and Regulations.

     2. The undersigned has carefully read this letter and the Merger Agreement and has had an opportunity to discuss the requirements of such documents and any other applicable limitations upon ability of the undersigned to sell, transfer or otherwise dispose of Merger Stock with its own counsel or counsel for the Company.

     3. The undersigned has been advised that the issuance of Merger Stock to the undersigned pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, the undersigned has also been advised that, since at the time the Merger was submitted for a vote of the shareholders of the Company, the undersigned may be deemed to have been an affiliate of the Company and the distribution by the undersigned of Merger Stock has not been registered under the Act, the undersigned and its affiliates may not offer to sell, sell, transfer or otherwise dispose of Merger Stock issued to the undersigned in the Merger unless (i) such offer, sale, transfer or other disposition has been registered under the Act or is made in conformity with Rule 145 under the Act, or (ii) in the opinion of counsel reasonably acceptable to Newco, or pursuant to a "no action" letter obtained by the undersigned from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

     4. The undersigned understands that neither Newco nor NEXTLINK is under any obligation to register under the Act the sale, transfer or other disposition of Merger Stock by or on behalf of the undersigned and its affiliates or to take any other action necessary in order to make compliance with an exemption from such registration available.

     5. The undersigned understands that Newco or NEXTLINK, as applicable, will give stop transfer instructions to Newco's or NEXTLINK's transfer agent, as applicable, with respect to the undersigned's Merger Stock, that the Merger Stock issued to the undersigned and its affiliates will all be in certificate form and that the certificates therefor, or any substitutions therefor, will bear a legend substantially to the following effect:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND EITHER ARE HELD BY A PERSON TO WHICH RULE 145 UNDER THE ACT APPLIES, OR WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SECURITIES IN A TRANSACTION TO WHICH RULE 145 UNDER THE ACT APPLIES. THE SECURITIES HAVE NOT BEEN ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE ACT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT."

     6. The undersigned also understands that unless the transfer by the undersigned and its affiliates of its Merger Stock has been registered under the Act or is a sale made in conformity with the Rules promulgated thereunder, Newco and NEXTLINK reserve the right to place a legend substantially as set forth in paragraph 5 above on the certificates issued to any transferee.

     It is understood and agreed that the legend set forth in paragraph 5 above shall be removed by delivery of substitute certificates without such legend if such legend is not required for the purposes of the Act. It is understood and agreed that such legend and the stop orders referred to above will be removed if
(i) the securities evidenced by such certificates are registered under the Act,
(ii) one year shall have elapsed from the date the undersigned acquired Merger Stock received in the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, (iii) two years shall have elapsed from the date the undersigned acquired Merger Stock received in the Merger and the provisions of Rule 145(d)(3) are then available to the undersigned, or (iv) Newco or NEXTLINK, as applicable, received either an opinion of counsel, reasonably satisfactory to Newco or NEXTLINK, as applicable, or a "no action" letter obtained by the undersigned from the staff of the Commission to the effect that the sale, transfer or disposition of the securities evidenced by such certificates is exempt from registration under the Act.


                            [Signature page follows]

     Execution of this letter should not be considered an admission on the part of the undersigned that the undersigned or any of its affiliates is an "affiliate" of the Company as described in the first paragraph of this letter.

                                        Sincerely,

                                        -----------------------------------

Accepted this ___th day of
___________________

[NM ACQUISITION CORP.


By:__________________________
   Name:
   Title: ]

[NEXTLINK COMMUNICATIONS, INC.


By:__________________________
   Name:
   Title: ]

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of _____________, 2000, between [NM Acquisition Corp.] [NEXTLINK Communications, Inc., a Delaware corporation] (the "Company"), and Eagle River Investments, L.L.C., a limited liability company organized under the laws of the State of Washington (the "Stockholder").

                                    RECITALS
                                    --------

     A. The Company and the Stockholder each own fifty percent of the outstanding limited liability company interests in LHP, L.L.C., a limited liability company organized under the laws of the State of Washington ("LHP"); and LHP owns one hundred percent of the outstanding limited liability company interests in INTERNEXT, L.L.C., a limited liability company organized under the laws of the State of Delaware.

     B. The Company has entered into an Agreement and Plan of Merger and Share Exchange Agreement, dated January 9, 2000 (the "Transaction Agreement"), by and among the Company, NM Acquisition Corp. ("Newco"), the Stockholder, and Concentric Network Corporation ("Concentric") providing for, among certain other transactions, the terms and conditions on which the Company (through Newco, as its successor corporation) is to purchase from the Stockholder, and the Stockholder is to sell to the Company, all of the Stockholder's right, title and interest in LHP in exchange for the issuance to the Stockholder of a certain number of shares of Class A common stock of the Company, par value $.02 per share (the "Class A Common Stock" and , together with all other classes of common stock of the Company, the "Common Stock"), and setting forth certain alternative transaction structures through which the Stockholder's right, title and interest in LHP may be acquired by the Company or by Newco as a successor to the Company.

     C. In order to induce the Stockholder to enter into the Transaction Agreement, the Company has agreed to grant the Stockholder certain registration rights regarding the shares of Class A Common Stock to be received by the Stockholder pursuant to the Transaction Agreement, all upon the terms and conditions set forth herein.

     D. Capitalized terms used in this Agreement have the meanings given to them in Section 3.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 19. Registration under the Securities Act.

     Section 19.1. Required Registrations. (a) Request. Upon the terms and subject to the conditions of this Agreement, at any time during the period beginning on the date hereof and ending on the second anniversary of the date hereof (the "Registration Period"), upon the written request of the Stockholder (in such capacity, the "Requesting Holder") requesting that the Company effect registration under the Securities Act of all or a specified number of Registrable Securities (which request shall, subject to Section 1.1(g), also specify the intended method or methods of disposition thereof), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register by the Requesting Holder, for disposition, according to the intended method or methods of disposition specified by the Requesting Holder; subject to Section 1.1(g), provided that the Company shall not be required to (i) effect more than two registrations pursuant to this Section 1.1;
(ii) effect a registration pursuant to this Section 1.1 if, within the 90 days immediately preceding the effective date of such registration, a registration pursuant to this Section 1.1 or a registration in which the Requesting Holder was entitled to participate (or would have been entitled to participate but for the provisions of Section 1.2(b)) pursuant to Section 1.2 has been effected; or,
(iii) effect a registration pursuant to this Section 1.1 for Registrable Securities having an estimated aggregate public offering price of less than $50 million.

     (b) Effective Registration Statement. A registration requested pursuant to this Section 1.1 shall not be deemed to be effected unless a registration statement with respect thereto becomes effective under the Securities Act and remains effective for a period of at least 120 days (or such shorter period when all the Registrable Securities covered by such registration statement have been sold pursuant thereto).

     (c) Registration Statement Form. Registration statements filed under this
Section 1.1 shall be on such form of the Commission as shall be selected by the Company and approved by the Requesting Holder (which approval shall not be unreasonably withheld), and as shall permit the disposition of the subject Registrable Securities according to the intended method or methods of disposition specified by the Requesting Holder.

     (d) Expenses. The Company shall pay all Registration Expenses incurred in connection with any registration requested pursuant to this Section 1.1; provided that the Requesting Holder shall pay all of such Registration Expenses described in clause (g) of the definition of such term contained herein, and shall pay its pro rata share of such Registration Expenses described in clause (h) of such definition on the basis of the number of shares sold.

     (e) Selection of Underwriters. If a registration pursuant to this Section
1.1 involves an underwritten offering, the managing or lead underwriter or underwriters shall be selected by the Requesting Holder with the approval of the Company, which approval shall not be unreasonably withheld.

     (f) Priority in Requested Registrations. If a registration pursuant to this
Section 1.1 involves an underwritten offering and the managing underwriter advises that the aggregate number of securities proposed to be included in such offering should be reduced due to market conditions or otherwise, (i) the number of securities included in such registration shall be limited to that number of securities that the managing underwriter has so advised may be included in such offering (the "Maximum Number"), (ii) if no securities other than Registrable Securities are proposed to be included in such registration, the Registrable Securities requested to be registered shall be included in such registration up to the Maximum Number, and (iii) if securities other than Registrable Securities ("Other Securities") are proposed to be included in such registration, such Other Securities shall be included in, and Registrable Securities requested to be registered shall be excluded from, such registration to the extent required by the terms of any Specified Agreements.

     (g) Manner of Sale. So long as the Stockholder owns in excess of 2.5% of the fully diluted Common Stock (after giving effect to the exercise of all outstanding options, warrants and other rights to purchase Common Stock whether or not such options, warrants or other rights are then exercisable (the "Threshold Amount")), the Stockholder agrees that, except as provided in the following sentence or except with the written consent of the Company (which consent shall not be unreasonably withheld), the Stockholder shall sell or otherwise effectuate a distribution of Registrable Securities included in a registration effected pursuant to this Section 1.1 only (i) pursuant to one or more firm commitment underwritten public offerings, (ii) in one or more block trades, or (iii) pursuant to a staged sale in which a block of registered securities is transferred to an independent trustee who is directed pursuant to irrevocable instructions to sell a specified number of such shares over a specified period of time at a specified rate, notwithstanding the market price level of the Company's securities, provided that the number of such shares sold on any trading day shall not exceed 25,000. Notwithstanding anything to the contrary set forth in the preceding sentence, at any time while the Stockholder owns an amount of Common Stock in excess of the Threshold Amount, the Stockholder shall have the right to effectuate a distribution of Registrable Securities included in a registration effected pursuant to this Section 1.1 in any other manner, including pursuant to a shelf registration statement, if in the opinion of a nationally recognized investment banker selected by the Company and the Stockholder, distributions of Registrable Securities made in the manner proposed by the Stockholder would not adversely affect the market for the Common Stock. Nothing contained herein shall be deemed to impose any restriction on the transfer of any Common Stock by the Stockholder other than a restriction on the manner of sale of Registrable Securities included in a registration effected pursuant to this Section 1.1.

     Section 19.2. "Piggy-Back" Registration Rights. (a) Right to Participate. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders, and other than pursuant to Section 1.1), whether or not for sale for its own account, the Company shall give prompt written notice to the Stockholder of its intention to do so. Upon the terms and subject to the conditions of this Agreement, upon the written request of the Stockholder (in such capacity, the "Participating Holder") made within 10 days after the delivery of any such notice by the Company (which request shall specify the number of Registrable Securities proposed to be included in such registration and to be disposed of by the Participating Holder and the intended method or methods of such disposition), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by such Participating Holder. If, at any time after giving written notice of its intention to register any such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Participating Holder and, thereupon,
(i) in the case of a determination not to register, the Company need not register any Registrable Securities in connection with such registration, without prejudice, however, to any rights of the Participating Holder to request that such registration be effected as a registration under Section 1.1, and (ii) in the case of a determination to delay registering, the Company may delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section
1.2 shall relieve the Company of its obligation to effect any registration upon request under Section 1.1.

     (b) Priority in Piggy-Back Registration Rights. If a registration pursuant to this Section 1.2 involves an underwritten offering and the managing underwriter advises that the aggregate number of securities proposed to be included in such offering should be reduced due to market conditions or otherwise, the Company shall include in such registration, to the extent permitted by the terms of the Specified Agreements, up to the number of the following securities that the Company is so advised can be sold, in the following order of priority: (i) securities proposed to be included by the Company, (ii) on a pro rata basis in accordance with the number of securities proposed by the relevant Persons to be included in such registration, securities proposed to be included by any stockholder triggering such piggy-back registration and Registrable Securities requested by the Participating Holder to be included pursuant to Section 1.2(a) and (iii) on a pro rata basis in accordance with the number of securities proposed by the relevant Persons to be included in such registration, other securities of the Company requested to be included by any other holder having the right to include securities in such registration.

     (c) Expenses. All Registration Expenses incurred in connection with any registration requested pursuant to this Section 1.2 shall be borne by the Company (or such other Persons, other than the Participating Stockholder, participating in such registration, if the applicable contract so provides), provided that the Participating Stockholder shall pay all of such Registration Expenses described in clause (g) of the definition of such term contained herein, and shall pay its pro rata share of such Registration Expenses described in clause (h) of such definition on the basis of the number of shares sold.

     (d) Selection of Underwriters. If an incidental registration pursuant to this Section 1.2 involves an underwritten offering, the managing or lead underwriter or underwriters shall be selected by the Company with the approval of the Participating Holder, which approval shall not be unreasonably withheld.

     Section 19.3. Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities as provided in Sections 1.1 and 1.2, the Company shall as expeditiously as possible:

     (a) prepare and as soon thereafter as possible file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become effective;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than 120 days (subject to extension pursuant to the last paragraph of this Section 1.3) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities by an underwriter or dealer; or (ii) such shorter period as is required for the disposition of all of the Registrable Securities covered by such registration statement in accordance with the methods of disposition intended by the Selling Stockholder set forth in such registration statement (but in any event not before the expiration of any longer period of effectiveness required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the methods of disposition intended by the Selling Stockholder set forth in such registration statement;

     (c) furnish to the Selling Stockholder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents incorporated by reference in such registration statement or prospectus, as the Selling Stockholder may reasonably request to facilitate the disposition of the Registrable Securities in accordance with the Selling Stockholder's intended method of disposition, but only during such time as the Company shall be required under the provisions hereof to cause such registration statement to remain current;

     (d) use its reasonable best efforts to register or qualify Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as the Selling Stockholder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable the Selling Stockholder to consummate the disposition in such jurisdictions in the United States of such Registrable Securities owned by such seller, provided that the Company shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection
(d), (ii) consent to general service of process in any such jurisdiction, (iii) subject itself to taxation in any such jurisdiction or (iv) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction;

     (e) furnish to the Selling Stockholder a signed counterpart, addressed to the Selling Stockholder (and the underwriters, if any), of:

          (i) if such registration includes an underwritten public offering, an opinion of counsel for the Company dated the date of the closing under the underwriting agreement, and

          (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

     (f) notify the Selling Stockholder, at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Selling Stockholder promptly prepare and furnish to the Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

     (h) use its reasonable best efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange (if such Registrable Securities are not already so listed), and on each other securities exchange on which similar securities issued by the

Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

     The Company may require the Selling Stockholder to furnish the Company in writing for inclusion in any registration statement such information regarding the Selling Stockholder and the distribution of such Registrable Securities being sold as the Company may from time to time reasonably request.

     The Selling Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.3(f), such Selling Stockholder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.3(f) and, if so directed by the Company, such Selling Stockholder shall use its reasonable best efforts to deliver to the Company all copies, other than permanent file copies then in the Selling Stockholder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the applicable time period mentioned in
Section 1.3(b) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.3(f), to and including the date when such Selling Stockholder shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.3(f).

     Section 19.4. Delay of Filing or Sales. (a) The Company shall have the right, upon giving notice to the Selling Stockholder of the exercise of such right, to delay filing a registration statement or to require such Selling Stockholder not to sell any Registrable Securities pursuant to a registration statement for a period of 180 days from the date on which such notice is given, or such shorter period of time as may be specified in such notice or in a subsequent notice delivered by the Company to such effect prior to or during the effectiveness of the registration statement, if (i) the Company is engaged in negotiations with respect to, or has taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other similar transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any of the foregoing, a "Material Activity"),
(ii) such Material Activity would, in the opinion of counsel for the Company, require disclosure so as to permit the Registrable Securities to be sold in compliance with law, and (iii) such disclosure would, in the reasonable judgment of the Company, be adverse to its interests; provided that the Company may not utilize this right more than once in any six-month period.

     (b) Company shall have no obligation to include in any notice contemplated by Section 1.4(a) any reference to or description of the facts based upon which the Company is delivering such notice.

     Section 19.5. Underwritten Offerings. (a) Required Underwritten Offerings. If requested by the underwriters of any underwritten offering of Registrable Securities pursuant to a registration requested under Section 1.1, the Company shall enter into an underwriting agreement with such underwriters for such offering. Such agreement shall be reasonably satisfactory in substance and form to the Selling Stockholder, the Company and the underwriters and shall contain representations, warranties, indemnities and agreements as are customarily provided or entered into by an issuer in underwriting agreements of this type, including indemnities for the benefit of the underwriters to the effect and to the extent provided to the Selling Stockholder in Section 1.6. The Selling Stockholder shall be a party to such underwriting agreement.

     (b) Piggy-Back Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by
Section 1.2 and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by the Selling Stockholder pursuant to Section 1.2 and subject to the provisions of Section 1.2(b), use its reasonable best efforts to arrange for such underwriters to include those Registrable Securities designated by the Selling Stockholder among the securities to be distributed by such underwriters. The Selling Stockholder shall be a party to the underwriting agreement between the Company and such underwriters.

     (c) Holdback Agreements. The Stockholder agrees by becoming a holder of Registrable Securities not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during the ten days before and the 180 days after any underwritten registration pursuant to Section 1.1 or 1.2 has become effective, except as part of such underwritten registration.

     Section 19.6. Indemnification. (a) Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act pursuant to Section 1.1 or 1.2, the Company shall, and hereby does, indemnify and hold harmless the Selling Stockholder, its directors, officers, employees, agents and advisors, each underwriter in the offer or sale of such securities, and each other Person, if any, who controls the Selling Stockholder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon

          (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto;

          (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or

          (iii) any violation or alleged violation by the Company of any law or regulation applicable to the Company and relating to action or inaction required of the Company with respect to such registration or the offer or sale of Registrable Securities;

and the Company will reimburse each such Person for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, in reliance upon and in conformity with written information prepared and furnished to the Company by or on behalf of the Selling Stockholder or any underwriter specifically for use in the preparation thereof; provided, further, that the Company shall not be liable to an underwriter in any such registration or to any other Person who controls such underwriter within the meaning of the Securities Act, to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such Person if such statement or omission was timely corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person and shall survive the transfer of such securities by such Person. The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required unless a conflict of interest exists between such indemnified party and any other indemnified party in respect of such claim.

     (b) Indemnification by the Selling Stockholder. As a condition to including any Registrable Securities held by the Selling Stockholder in any registration statement filed pursuant to Sections 1.1 or 1.2, the Company shall have received an undertaking reasonably satisfactory to it from the Selling Stockholder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.6(a)) the Company, each director, officer, employee, agent and advisor of the Company; each underwriter in the offering or sale of such securities; each other Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act (other than the Selling Stockholder); and each other Person who participates as a seller of securities in such registration and each of its directors, officers, employees, agents and advisors, and each other Person controlling such seller of securities within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by or on behalf of the Selling Stockholder specifically for use therein. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, advisor or controlling Person and shall survive the transfer of such securities by the Selling Stockholder. The indemnity provided by the Selling Stockholder under this Section 1.6(b) shall be only with respect to its own misstatements and omissions and not with respect to those of any other seller or prospective seller of securities, and not jointly and severally, and shall be limited in amount to the net amount of proceeds received by such Selling Stockholder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 1.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 1.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, if the indemnifying party is entitled to do so hereunder, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Contribution. If for any reason the indemnity set forth in the preceding subsections of this Section 1.6 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the offering of securities and the statements or omissions or alleged statements or omissions that resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party. No party shall be liable for contribution under this
Section 1.6(d) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 1.6 if such indemnification were enforceable under applicable law.

     (e) Other Indemnification. Indemnification and contributions similar to those specified in the preceding subsections of this Section 1.6 (with appropriate modifications) shall be given by the Company and the Stockholder with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any Governmental Authority other than the Securities Act. The indemnification agreements contained in this Section 1.6 shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Securities by the Stockholder.

     (f) Payments. The indemnification or contribution required by this Section
1.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, subject to refund if the party receiving such payments is subsequently found not to have been entitled thereto hereunder.

     Section 20. Restriction on Transfer of Registration Rights. This Agreement and the rights provided herein are personal to and for the benefit of the Stockholder only, and the same may not be transferred or assigned without the prior written consent of the Company.

     Section 21. Definitions. Capitalized terms, as used in this Agreement, have the following meanings:

     Commission means the Securities and Exchange Commission.

     Company has the meaning given to it in the Introduction.

     Exchange Act means The Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

     Governmental Authority means any government, any political subdivision, any governmental agency, bureau, department, board or commission, any court or tribunal or any other governmental instrumentality, whether federal, state or local, domestic or foreign.

     Material Activity has the meaning given to it in Section 1.4.

     Participating Holder has the meaning given to it in Section 1.2(a).

     Person means an individual, corporation, trust, joint venture, association, partnership or other entity, or any governmental or political subdivision or an agency or instrumentality thereof.

     Registration Expenses means all expenses incident to the Company's performance of or compliance with Section 1, including, (a) all registration, filing and National Association of Securities Dealers fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) messenger and delivery expenses, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any "comfort" letters or any special audits required by or incident to such performance and compliance,

(f) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding items described in clause (h) below, (g) fees and disbursements of counsel to the Selling Stockholder, and (h) underwriting discounts or commissions and brokerage fees for the sale of Registrable Securities.

     Registrable Securities means (a) the shares of Class A Common Stock issued by the Company to the Stockholder pursuant to the Transaction Agreement and (b) any shares of Class A Common Stock or other class of common stock of the Company issued in respect of the securities in the preceding clause by way of a stock dividend, stock split or reverse stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iii) they shall have been otherwise transferred, or
(iv) they shall have ceased to be outstanding.

     Registration Period has the meaning given to it in Section 1.1(a).

     Requesting Holder has the meaning given to it in Section 1.1(a).

     Securities Act means the Securities Act of 1933, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

     Selling Stockholder means a Requesting Holder or Participating Holder.

     Specified Agreements means these agreements listed on Schedule A hereto.

     Stockholder has the meaning given to it in the Introduction.

     Section 22. Miscellaneous.

     Section 22.1. Termination. This Agreement shall terminate, except for the provisions of Section 1.6, which shall survive any such termination, upon the termination of the Registration Period; provided that if the Selling Stockholder has made a request for registration pursuant to Section 1.1 or 1.2 prior to the termination of the Registration Period and all obligations with respect to such registration set forth in this Agreement have not been fulfilled or satisfied (including for the payment of Registration Expenses or pursuant to Section 1.3), this

Agreement shall survive until the satisfaction or fulfillment of all such obligations with respect thereto.

     Section 22.2. Notices. All notices, consents, requests, instructions, approvals and other communications provided for in, or in connection with, this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communications sent by telecopy, the transmitting telecopy machine records electronic confirmation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

                  If to the Company, to:

                           NEXTLINK Communications, Inc.
                           1505 Farm Credit Drive
                           McLean, Virginia 22102
                           Telecopy No. (703) 762-7581
                           Attn: Gary Begeman, Esq.

                           With a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019-6099
                           Telecopy No. (212) 728-8111
                           Attention: Bruce R. Kraus, Esq.

                  If to the Stockholder, to:

                           Eagle River Investments, L.L.C.
                           2300 Carillon Point
                           Kirkland, Washington 98033

                           Telecopy: (425) 828-8061
                           Attention: C. James Judson, Esq.

     Section 22.3. Choice of Forum. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the State, City, and County of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waives, and agrees not to assert, as a defense in any action, suit, or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit, or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a court. Each of the parties hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section
4.2 in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     Section 22.4. Amendments; Waivers, etc. (a) Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by an instrument in writing, signed by the party against which enforcement of such amendment, discharge, waiver or termination is sought.

     (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 22.5. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

     Section 22.6. Section Headings. The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     Section 22.7. Integration. This Agreement constitutes the full and entire understanding and agreement of the parties and supersede any and all prior agreements, arrangements and understandings relating to the subject matters hereof and thereof.

     Section 22.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

     Section 22.9. Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                        [NEXTLINK COMMUNICATIONS, INC.]

                                        By:
                                        Name:
                                        Title:



                                        [NM ACQUISITION CORP.]

                                        By:
                                        Name:
                                        Title:



                                        EAGLE RIVER INVESTMENTS, L.L.C.

                                        By:
                                        Name:
                                        Title: